PROSPECTUS

[GRAPHIC]

PROSPECTUS

FEBRUARY 28, 2006

CLASS A, CLASS B AND CLASS C


GLOBAL EQUITY FUND

- ING GLOBAL SCIENCE AND TECHNOLOGY FUND

INTERNATIONAL EQUITY FUND

- ING INTERNATIONAL GROWTH FUND

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS A,
CLASS B AND CLASS C SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR
INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]

INVESTMENT OBJECTIVE

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

RISKS

[GRAPHIC]

HOW THE FUND HAS PERFORMED

[GRAPHIC]

WHAT YOU PAY TO INVEST

These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, principal investment strategies and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

INTRODUCTION TO THE FUNDS                                            1
FUNDS AT A GLANCE                                                    2

GLOBAL EQUITY FUND
ING Global Science and Technology Fund                               4

INTERNATIONAL EQUITY FUND
ING International Growth Fund                                        6

WHAT YOU PAY TO INVEST                                               8
SHAREHOLDER GUIDE                                                   10
MANAGEMENT OF THE FUNDS                                             20
MORE INFORMATION ABOUT RISKS                                        22
DIVIDENDS, DISTRIBUTIONS AND TAXES                                  25
FINANCIAL HIGHLIGHTS                                                26
WHERE TO GO FOR MORE INFORMATION                            Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

GLOBAL EQUITY FUND

  ING Global Science and Technology Fund seeks long-term growth by investing primarily in foreign and domestic equities of science and technology companies.

  The Fund may be a suitable investment if you:

  - are investing for the long-term -- at least several years;
  - are looking for exposure to global markets; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

INTERNATIONAL EQUITY FUND

  ING International Growth Fund seeks long-term capital growth by investing primarily in foreign equities.

  The Fund may be a suitable investment if you:

  - are investing for the long-term -- at least several years;
  - are looking for exposure to international markets; and
  - are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the risks and investment strategies.

[GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                Introduction to the Funds      1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.

               FUND                                       INVESTMENT OBJECTIVE
               ----------------------------------------------------------------------------
GLOBAL EQUITY  ING Global Science and Technology Fund     Long-term capital appreciation
FUND           Adviser: ING Investments, LLC
               Sub-Adviser: BlackRock Advisors, Inc.

INTERNATIONAL  ING International Growth Fund              Long-term capital growth
EQUITY FUND    Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

2      Funds at a Glance                           Introduction to the ING Funds

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

               FUND                                       MAIN INVESTMENTS                  MAIN RISKS
               --------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY  ING Global Science and Technology Fund     Equity securities of U.S. and     Price volatility and other risks
FUND           Adviser: ING Investments, LLC              foreign companies in the science  that accompany an investment in
               Sub-Adviser: BlackRock Advisors, Inc.      and technology sectors.           equity securities and maintaining
                                                                                            a diversified portfolio focusing
                                                                                            on companies engaged in science
                                                                                            and technology sectors.

INTERNATIONAL  ING International Growth Fund              Common stocks principally traded  Price volatility and other risks
EQUITY FUND    Adviser: ING Investments, LLC              in countries outside of the U.S.  that accompany an investment in
               Sub-Adviser: ING Investment Management Co.                                   foreign equities. Sensitive to
                                                                                            currency exchange rates,
                                                                                            international political and
                                                                                            economic conditions and other
                                                                                            risks that affect foreign
                                                                                            securities.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                        Funds at a Glance      3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GLOBAL SCIENCE AND TECHNOLOGY FUND                  BlackRock Advisors, Inc.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund normally invests 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings ("IPOs"), and Rule 144A Securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers, Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Fund is engaged in the temporary defensive position, it may not acheive its investment objective.

The Fund may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

INITIAL PUBLIC OFFERINGS ("IPO"s) -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid," although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

4      ING Global Science and Technology Fund

                                          ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                     YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1996
1997
1998
1999
2000
2001    (24.92)
2002    (42.64)
2003     46.74
2004     (1.31)
2005     10.85

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser to the Fund. Formerly, ING Investment Management Co. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. began serving as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as the sub-adviser to the Fund.
(3) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

                         Best: 4th Quarter 2001: 39.14%
                        Worst: 3rd Quarter 2001: (34.86)%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the Pacific Stock Exchange Technology Index ("PSE Technology Index"). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                          10 YEARS
                                                                    1 YEAR  5 YEARS  (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(1)                                  %    4.47    (8.20)      (14.71)(2)
Class A Return After Taxes on Distributions(1)                  %    4.47    (8.20)      (14.71)(2)
Class A Return After Taxes on Distributions and Sale
of Fund Shares(1)                                               %    2.92    (6.78)      (11.63)(2)
S&P 500(R) Index (reflects no deduction for fees,
expenses or taxes)(3)                                           %    4.91     0.54         0.04(4)
PSE Technology Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %    7.80     0.83         2.58(4)
CLASS B RETURN BEFORE TAXES(6)                                  %    5.16    (8.20)      (14.64)(2)
S&P 500(R) Index (reflects no deduction for fees,
expenses or taxes)(3)                                           %    4.91     0.54         0.04(4)
PSE Technology Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %    7.80     0.83         2.58(4)
CLASS C RETURN BEFORE TAXES(7)                                  %    8.94    (7.97)      (14.60)(2)
S&P 500(R) Index (reflects no deduction for fees,
expenses or taxes)(3)                                           %    4.91     0.54         0.04(4)
PSE Technology Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %    7.80     0.83         2.58(4)


(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Class A, Class B and Class C shares commenced operations on March 1, 2000.

(3) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The Index returns for Class A, Class B and Class C shares are for the period beginning March 1, 2000.

(5) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparison for Fund performance.

(6) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 Year and 5 Year returns, respectively.

(7) Reflects deduction of the deferred sales charge of 1.00% for the 1 Year return.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                   ING Global Science and Technology Fund      5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INTERNATIONAL GROWTH FUND                      ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in a number of different countries outside of the U.S. These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.

- Invest primarily in established foreign securities markets, although it may invest in countries with emerging securities markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes qualities including cash flows, earnings and growth prospects, among others, of each company in an attempt to select companies with long-term sustainable growth characteristics and with some perceived value.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons,including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

6      ING International Growth Fund

                                                   ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.


                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

[CHART]

1996        22.27
1997        14.94
1998        17.87
1999        51.68
2000       (27.71)
2001       (26.02)
2002       (29.96)
2003        31.10
2004        17.00
2005        16.43

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC began serving as Investment Adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. Prior to March 1, 2002, the Fund did not have a sub-adviser.

            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

                         Best: 4th Quarter 1999: 31.72%
                        Worst: 3rd Quarter 2002: (23.87)%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East(R) Index ("MSCI EAFE(R) Index"). It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                         10 YEARS
                                                                    1 YEAR  5 YEARS  (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(1)                                  %     9.73   (2.70)       5.54(2)
Class A Return After Taxes on Distributions(1)                  %     9.68   (2.70)       3.41(2)
Class A Return After Taxes on Distributions and Sale
of Fund Shares(1)                                               %     6.74   (2.20)       3.71(2)
MSCI EAFE(R) Index (reflects no deductions for fees,
expenses or taxes)(3)                                           %    14.02    4.94        6.18
CLASS B RETURN BEFORE TAXES(4)                                  %    10.54   (2.61)       0.69(2)
MSCI EAFE(R) Index (reflects no deductions for fees,
expenses or taxes)(3)                                           %    14.02    4.94        5.39(5)
CLASS C RETURN BEFORE TAXES(6)                                  %    14.46   (2.23)       0.15(2)
MSCI EAFE(R) Index (reflects no deductions for fees,
expenses or taxes)(3)                                           %    14.02    4.94        5.03(7)


(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class B and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.

(3) The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(4) Reflects deduction of the deferred sales charge of 5.00%, 2.00% and 1.00% for the 1 year, 5 year and life of class returns, respectively.

(5) The Index return for Class B shares is for the period beginning March 1, 1999.

(6) Reflects deduction of the deferred sales charge of 1.00% for the 1 Year return.

(7) The Index return for Class C shares is for the period beginning July 1, 1998.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                           ING International Growth Fund      7

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by a Fund. The tables that follow show the fees and the estimated operating expenses for each of the Funds. The estimated expenses are based on the expenses paid by the Funds in the fiscal year ended October 31, 2005.

FEES YOU PAY DIRECTLY

                                                               CLASS A(1)    CLASS B    CLASS C
-----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A %
  OF OFFERING PRICE)                                                 5.75(2)    none       none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE
  OR SALES PRICE, WHICHEVER IS LESS)                                 none(3)    5.00(4)    1.00(5)

(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.

(2)  Reduced for purchases of $50,000 and over. Please see page 11.

(3) A contingent deferred sales charge ("CDSC") of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 11.

(4) Imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 12.

(5)  Imposed upon redemptions within 1 year from purchase. Please see page 12.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A

                                                          DISTRIBUTION                   TOTAL
                                                           AND SERVICE                    FUND          WAIVERS,
                                             MANAGEMENT     (12b-1)         OTHER      OPERATING    REIMBURSEMENTS        NET
FUND                                            FEES          FEES       EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)    EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology        %      1.05          0.25          0.80         2.10           (0.35)           1.75
ING International Growth                 %      0.85          0.25          0.69         1.79           (0.19)           1.60

CLASS B

                                                          DISTRIBUTION                   TOTAL
                                                           AND SERVICE                    FUND          WAIVERS,
                                             MANAGEMENT     (12b-1)         OTHER      OPERATING    REIMBURSEMENTS        NET
FUND                                            FEES          FEES       EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)    EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology        %      1.05          1.00          0.80         2.85           (0.35)           2.50
ING International Growth                 %      0.85          1.00          0.69         2.54           (0.19)           2.35

CLASS C

                                                          DISTRIBUTION                   TOTAL
                                                           AND SERVICE                    FUND          WAIVERS,
                                             MANAGEMENT     (12b-1)         OTHER      OPERATING    REIMBURSEMENTS        NET
FUND                                            FEES          FEES       EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)    EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology        %      1.05          1.00          0.80         2.85           (0.35)           2.50
ING International Growth                 %      0.85          1.00          0.69         2.54           (0.19)           2.35

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.
(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least March 1, 2007. The expense limitations are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of a termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.

8      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLES

The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)                                              $    743     1,163     1,609      2,840
ING International Growth(1)                                                       $    728     1,089     1,472      2,544

CLASS B

                                                   IF YOU SELL YOUR SHARES               IF YOU DON'T SELL YOUR SHARES
                                             -------------------------------------   -------------------------------------
FUND                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)      $    753     1,150     1,673      2,972      253       850     1,473     2.972
ING International Growth(1)               $    738     1,072     1,533      2,677      238       772     1,333     2,677

CLASS C

                                                   IF YOU SELL YOUR SHARES               IF YOU DON'T SELL YOUR SHARES
                                             -------------------------------------   -------------------------------------
FUND                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------------------
ING Global Science and Technology(1)      $    353     850       1,473      3,151      253       850     1,473     3,151
ING International Growth(1)               $    338     772       1,333      2,861      238       772     1,333     2,861

(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                   What You Pay to Invest      9

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS

You may select from up to three separate classes of shares: Class A, Class B and Class C. The Funds also offer Class I, and Class O shares. Class I and Class O shares are not offered in this Prospectus.

CLASS A

-    Front-end sales charge, as described on the next page.

-    Distribution and service (12b-1) fees of 0.25%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A contingent deferred sales charge ("CDSC"), as described on page 12.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

-    How long you plan to hold shares of the Fund;

-    The amount of your investment;

- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

-    Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value ("NAV") than Class A shares.

Class B shares and Class C shares are not intended for purchase in excess of $100,000 and $1,000,000, respectively. Purchase orders from an individual investor for Class B shares in excess of $100,000 and Class C shares in excess of $1,000,000 will be declined.

Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares do not exceed the maximum of $100,000 or $1,000,000 in the case of Class C shares. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the appropriate share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link and then using the "Shareholder Guides" link found under "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares may be right for you with your investment professional and review the prospectus for that share class.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, Class A, Class B and Class C shares of each Fund have adopted a Rule 12b-1 plan, which requires fees to be paid out of the assets of each class. Because these fees are paid on an on-going basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

HOW ING GROEP N.V. COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific

10     Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING Groep N.V. ("ING Groep") (NYSE:
ING). They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in Funds advised by ING Groep meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher Inc.; UBS Financial Services Inc.; Wachovia Securities Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Funds are sold subject to the following sales charge:

                                AS A % OF THE      AS A % OF NET
YOUR INVESTMENT                 OFFERING PRICE(3)   ASSET VALUE
Less than $50,000                      5.75             6.10
$50,000 - $99,999                      4.50             4.71
$100,000 - $249,999                    3.50             3.63
$250,000 - $499,999                    2.50             2.56
$500,000 - $999,999                    2.00             2.04
$1,000,000 and over                          See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased the funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(3)  The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                PERIOD DURING WHICH
YOUR INVESTMENT                         CDSC       CDSC APPLIES
$1,000,000 - $2,499,999                 1.00%         2 years
$2,500,000 - $4,999,999                 0.50%          1 year
$5,000,000 and over                     0.25%          1 year

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     11

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------


CLASS B AND CLASS C

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                    CDSC ON SHARES
YEARS AFTER PURCHASE                                  BEING SOLD
1st year                                                 5.00%
2nd year                                                 4.00%
3rd year                                                 3.00%
4th year                                                 3.00%
5th year                                                 2.00%
6th year                                                 1.00%
After 6th year                                           none

CLASS C DEFERRED SALES CHARGE

                                                     CDSC ON SHARES
YEARS AFTER PURCHASE                                   BEING SOLD
1st year                                                 1.00%
After 1st year                                           none


To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED OR WAIVED FRONT-END SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.
- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund, ING Classic Money Market Fund and ING Institutional Prime Money Market Fund you already own to the amount of your next purchase for purposes of calculating the sales charge.
- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases, of Class A shares at NAV. This may be done by:

- REINSTATEMENT PRIVILEGE -- If you sell Class A shares of a Fund (or shares of other funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative, or see the SAI; or
- PURCHASES BY CERTAIN ACCOUNTS -- Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker dealers and other financial intermediaries.

See the Account Application or the SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12.00% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12.00% annually.
- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account ("IRA").

-    Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may be eligible for a full or prorated credit of CDSCs paid on the sale when an investment up to the same amount in the same share class occurs within 90 days of the eligible sale. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative or see the SAI for more information.

12     Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------
PURCHASE OF SHARES

The minimum initial investment amounts for the Funds are as follows:

-    Non-retirement accounts: $1,000

-    Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

- Certain omnibus accounts (accounts of investors who purchase fund shares through certain financial inrtermediaries where the share holdings are held in the name of the financial intermediary): $250

There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

-    Name;

-    Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

                          INITIAL                          ADDITIONAL
METHOD                   INVESTMENT                        INVESTMENT
BY CONTACTING  An investment professional         Visit or consult an investment
YOUR           with an authorized firm can        professional.
INVESTMENT     help you establish and
PROFESSIONAL   maintain your account.

BY MAIL        Visit or consult an investment     Fill out the Account Additions
               professional. Make your check      form included on the bottom of
               payable to the ING Funds and       your account statement along
               mail it, along with a              with your check payable to the
               completed Account Application.     Fund and mail them to the
               Please indicate your               address on the account
               investment professional on the     statement. Remember to write
               New Account Application.           your account number on the
                                                  check.

BY WIRE        Call the ING Operations            Wire the funds in the same
               Department at (800) 992-0180       manner described under
               and select Option 4 to obtain      "Initial Investment."
               an account number and indicate
               your investment professional
               on the account.

               Instruct your bank to wire
               funds to the Fund in the care
               of:

               State Street Bank and Trust
               Company ABA #101003621 Kansas
               City, MO credit to:
               ____________ (the Fund) A/C
               #751-8315; for further credit
               to: Shareholder A/C #
               ____________ (A/C # you
               received over the telephone)
               Shareholder Name:
               _____________________________
               (Your Name Here)

               After wiring funds you must
               complete the Account
               Application and send it to:

               ING Funds
               P.O. Box 219368
               Kansas City, MO
               64121-9368

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     13

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Because the Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year.
All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans

14     Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

(for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by Federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-    Your account must have a current value of at least $10,000.

-    Minimum withdrawal amount is $100.

-    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

METHOD                                            PROCEDURES
BY CONTACTING YOUR              You may redeem shares by contacting your
INVESTMENT PROFESSIONAL         investment professional. Investment
                                professionals may charge for their services in
                                connection with your redemption request, but
                                neither the Fund nor the Distributor imposes any
                                such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                                ING Funds
                                P.O. Box 219368
                                Kansas City, MO 64121-9368

                                If certificated shares have been issued, the certificate must accompany the written request.
                                Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account
                                Application. A signature guarantee may be required.

BY TELEPHONE --                 You may redeem shares by telephone on all
EXPEDITED REDEMPTION            accounts other than retirement accounts, unless
                                you check the box on the Account Application
                                which signifies that you do not wish to use
                                telephone redemptions. To redeem by telephone,
                                call a Shareholder Services Representative at
                                (800) 992-0180.

                                RECEIVING PROCEEDS BY CHECK:

                                You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least
                                30 days.

                                RECEIVING PROCEEDS BY WIRE:

                                You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     15

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-    Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund,

16     Shareholder Guide

TRANSACTION POLICIES                                          SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

without paying any additional sales charge, except that Class A shares of ING Aeltus Money Market Fund and ING Classic Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for ING Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the polices and procedures with respect to the disclosure of each Fund's portfolio securities is available in the

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                        Shareholder Guide     17

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., each Fund will post the quarter ending June 30 holdings on August 1.) Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

18     Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2005, ING Investments managed approximately $42 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                  MANAGEMENT FEES
ING Global Science and Technology          1.05%
ING International Growth                   0.85%

For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds' semi-annual shareholder report dated April 30.

SUB-ADVISERS

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. Each sub-adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Global Science and Technology Fund. ING Investments delegates to the sub-adviser of ING Global Science and Technology Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Global Science and Technology Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board. ING Global Science and Technology Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board and shareholders, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. ING Global Science and Technology Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of ING Global Science and Technology Fund and its principal investment strategies may also change.

ING INTERNATIONAL GROWTH FUND

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as Sub-Adviser to ING International Growth Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments.

As of December 31, 2005, ING IM managed approximately $59.4 billion in assets. The principal address of ING IM is 230 Park Avenue New York, New York 10169.

The following individuals share responsibility for the day-to-day management of ING International Growth Fund.

Carl Ghielen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection as well as coordinating efforts on behalf of ING IM and certain ING affiliates international equity teams. Mr. Ghielen has over 14 years of investment experience. Prior to joining ING IM in 2000, Mr. Ghielen worked for MN Services (a Dutch pension fund) as senior fund manager.

Martin Jansen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection. Mr. Jansen joined ING IM in 1997 as senior manager and has 25 years of investment experience. Prior to joining ING IM and certain ING affiliates, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                  Management of the Funds     19

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to ING Global Science and Technology Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING Investments, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund.

As of December 31, 2005, BlackRock and its affiliates had $452 billion in assets under management. The principal address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

The following individuals share responsibility for the day-to-day mangement of ING Global Science and Technology Fund.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is the head of the BlackRock Global Opportunities Team and is the strategist for all of the team's portfolios. Mr. Callan has co-managed the Fund since 2004. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team's portfolios and has co-managed the Fund since 2005. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector and has co-managed the Fund since 2005. Before becoming part of BlackRock in 2005, Ms. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

20     Management of the Funds

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and the investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by each Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of a Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Either Fund may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONCENTRATION. (ING GLOBAL SCIENCE AND TECHNOLOGY FUND) The Fund concentrates (for purposes of the Investment Company Act of 1940, as amended, ("1940 Act") its assets in securities related to the science and technology sectors, which means that at least 25% of its net assets will be invested in these securities at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

CONVERTIBLE SECURITIES (BOTH FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

DERIVATIVES (BOTH FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (BOTH FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES (BOTH FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of the funds or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies,

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     21

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for countries with an emerging securities market.

INITIAL PUBLIC OFFERINGS ("IPO"s) (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

LENDING PORTFOLIO SECURITIES (BOTH FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

RULE 144A SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

SMALL- AND MID-CAPITALIZATION COMPANIES (BOTH FUNDS). Investments in small- and mid- capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

22     More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER INVESTMENT COMPANIES. To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

U.S. GOVERNMENT SECURITIES. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     23

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Distributions are normally expected to consist primarily of capital gains.

Each Fund pays dividends and capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B or Class C shares of a Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by a Fund before May 6, 2003 will be taxed at the maximum rate of 25%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing their U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information regarding tax matters.

24     Dividends, Distributions and Taxes

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class A, Class B and Class C shares' financial performance for the past five years or, if shorter, the period of each class' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Fund's annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                     Financial Highlights     25

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FINANCIAL HIGHLIGHTS                      ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------
The information in the table below has been derived from the Fund's financial statements which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                 CLASS A
                                             ------------------------------------------------------------------------------
                                                YEAR        FIVE MONTHS         YEAR ENDED         SEVEN MONTHS     YEAR
                                                ENDED          ENDED              MAY 31,              ENDED        ENDED
                                             OCTOBER 31,    OCTOBER 31,      ------------------       MAY 31,     OCT. 31,
                                                2005          2004(1)         2004        2003        2002(2)       2001
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      3.47           3.61        3.07        3.82            3.88        8.56
 Income (loss) from investment operations:
 Net investment loss                          $     (0.04)         (0.02)      (0.06)      (0.02)          (0.04)      (0.05)
 Net realized and unrealized gain (loss)
  on investments                              $      0.40          (0.12)       0.60       (0.73)          (0.02)      (4.63)
 Total from investment operations             $      0.36          (0.14)       0.54       (0.75)          (0.06)      (4.68)
 Net asset value, end of period               $      3.83           3.47        3.61        3.07            3.82        3.88
 TOTAL RETURN(3)                              %     10.37          (3.88)      17.59      (19.63)          (1.55)     (54.67)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    32,146         32,782      35,601      29,539          10,341       7,425
 Ratios to average net assets:
 Net expenses after expense
  reimbursement(4)(5)                         %      1.75           1.75        1.82        1.75            1.75        1.75
 Gross expenses prior to expense
  reimbursement(4)                            %      2.10           2.04        2.25        3.03            2.60        2.61
 Net investment loss after expense
  reimbursement(4)(5)                         %     (1.03)         (1.53)      (1.63)      (1.48)          (1.68)      (1.36)
 Portfolio turnover rate                      %       128             48         121          28              59         175


                                                                                 CLASS B
                                             ------------------------------------------------------------------------------
                                                YEAR        FIVE MONTHS         YEAR ENDED         SEVEN MONTHS     YEAR
                                                ENDED          ENDED              MAY 31,              ENDED        ENDED
                                             OCTOBER 31,    OCTOBER 31,      ------------------       MAY 31,     OCT. 31,
                                                2005          2004(1)         2004        2003        2002(2)       2001
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      3.34           3.50        3.00        3.75            3.84        8.52
 Income (loss) from investment operations:
 Net investment loss                          $     (0.07)         (0.03)      (0.09)      (0.01)          (0.06)      (0.11)
 Net realized and unrealized gain (loss)
  on investments                              $      0.40          (0.13)       0.59       (0.74)          (0.03)      (4.57)
 Total from investment operations             $      0.33          (0.16)       0.50       (0.75)          (0.09)      (4.68)
 Net asset value, end of period               $      3.67           3.34        3.50        3.00            3.75        3.84
 TOTAL RETURN(3)                              %      9.88          (4.57)      16.67      (20.00)          (2.34)     (54.93)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    11,740         13,632      15,452      14,311           1,194       1,224
 Ratios to average net assets:
 Net expenses after expense
  reimbursement(4)(5)                         %      2.50           2.50        2.57        2.50            2.50        2.50
 Gross expenses prior to expense
  reimbursement(4)                            %      2.85           2.79        3.00        3.78            3.35        3.36
 Net investment loss after expense
  reimbursement(4)(5)                         %     (1.77)         (2.27)      (2.38)      (2.19)          (2.42)      (2.11)
 Portfolio turnover rate                      %       128             48         121          28              59         175

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                   ING Global Science and Technology Fund     27

ING GLOBAL SCIENCE AND TECHNOLOGY FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CLASS C
                                             ------------------------------------------------------------------------------
                                                YEAR        FIVE MONTHS         YEAR ENDED         SEVEN MONTHS     YEAR
                                                ENDED          ENDED              MAY 31,              ENDED        ENDED
                                             OCTOBER 31,    OCTOBER 31,      ------------------       MAY 31,     OCT. 31,
                                                2005          2004(1)         2004        2003        2002(2)       2001
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $      3.33           3.48        2.97        3.76            3.84        8.52
 Income (loss) from investment operations:
 Net investment loss                          $     (0.07)         (0.03)      (0.09)      (0.01)          (0.07)      (0.17)
 Net realized and unrealized gain (loss)
  on investments                              $      0.39          (0.12)       0.60       (0.78)          (0.01)      (4.51)
 Total from investment operations             $      0.32          (0.15)       0.51       (0.79)          (0.08)      (4.68)
 Net asset value, end of period               $      3.65           3.33        3.48        2.97            3.76        3.84
 TOTAL RETURN(3)                              %      9.61          (4.31)      17.17      (21.01)          (2.08)     (54.93)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $     3,611          3,924       4,656       4,641             642         760
 Ratios to average net assets:
 Net expenses after expense
  reimbursement(4)(5)                         %      2.50           2.50        2.57        2.50            2.50        2.50
 Gross expenses prior to expense
  reimbursement(4)                            %      2.85           2.79        3.00        3.78            3.35        3.36
 Net investment loss after expense
  reimbursement(4)(5)                         %     (1.77)         (2.27)      (2.38)      (2.22)          (2.42)      (2.11)
 Portfolio turnover rate                      %       128             48         121          28              59         175

(1)  The Fund changed its fiscal year end to October 31.
(2)  The Fund changed its fiscal year end to May 31.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

28     ING Global Science and Technology Fund

FINANCIAL HIGHLIGHTS                               ING INTERNATIONAL GROWTH FUND

The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2005, 2004, 2003 and the periods ending on or before October 31, 2001, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended October 31, 2002, the financial statements have been audited by another independent registered public accounting firm.

                                                                               CLASS A
                                             ---------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                             ---------------------------------------------------------------------------
                                                 2005             2004           2003          2002(1)          2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       7.41             6.55           5.42           7.27           13.50
 Income (loss) from investment operations:
 Net investment income (loss)                $       0.09*            0.04           0.04          (0.01)          (0.04)
 Net realized and unrealized gain (loss)
  on investments                             $       1.37             0.89           1.10          (1.84)          (4.15)
 Total from investment operations            $       1.46             0.93           1.14          (1.85)          (4.19)
 Less distributions from:
 Net investment income                       $       0.04             0.07           0.01             --              --
 Net realized gain on investments            $         --               --             --             --            2.04
 Total distributions                         $       0.04             0.07           0.01             --            2.04
 Payment by affiliate                        $       0.00+              --             --             --              --
 Net asset value, end of period              $       8.83             7.41           6.55           5.42            7.27
 TOTAL RETURN(2):                            %      19.84++          14.40          20.96         (25.45)         (35.60)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     28,896           33,333         37,452         36,737          52,392
 Ratios to average net assets:
 Net expenses after expense
  reimbursement(3)                           %       1.60             1.60           1.60           1.61            1.60
 Gross expenses prior to expense
  reimbursement                              %       1.79             1.83           2.04           1.83            1.60
 Net investment income (loss) after
  expense reimbursement(3)                   %       1.14             0.47           0.61          (0.19)          (0.39)
 Portfolio turnover rate                     %        102              144            102            299             222


                                                                               CLASS B
                                             ---------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                             ---------------------------------------------------------------------------
                                                 2005             2004           2003          2002(1)          2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       7.25             6.42            5.34            7.22           13.42
 Income (loss) from investment operations:
 Net investment income (loss)                $       0.03*           (0.02)          (0.01)          (0.06)          (0.10)
 Net realized and unrealized gain (loss)
  on investments                             $       1.34             0.90            1.09           (1.82)          (4.13)
 Total from investment operations            $       1.37             0.88            1.08           (1.88)          (4.23)
 Less distributions from:
 Net investment income                       $         --             0.05              --              --              --
 Net realized gain on investments            $         --               --              --              --            1.97
 Total distributions                         $         --             0.05              --              --            1.97
 Payment by affiliate                        $       0.00+              --              --              --              --
 Net asset value, end of period              $       8.62             7.25            6.42            5.34            7.22
 TOTAL RETURN(2):                            %      18.90++          13.74           20.22          (26.04)         (36.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)             $      3,090            2,102           1,515             829           1,069
 Ratios to average net assets:
 Net expenses after expense
  reimbursement(3)                           %       2.35             2.35            2.35            2.36            2.35
 Gross expenses prior to expense
  reimbursement                              %       2.54             2.58            2.79            2.59            2.35
 Net investment income (loss) after expense
  reimbursement(3)                           %       0.40            (0.27)          (0.20)          (0.91)          (1.14)
 Portfolio turnover rate                     %        102              144             102             299             222

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                            ING International Growth Fund     29

ING INTERNATIONAL GROWTH FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS

                                                                               CLASS C
                                             ---------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                             ---------------------------------------------------------------------------
                                                 2005             2004           2003          2002(1)          2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       7.23             6.40            5.33            7.19           13.39
 Income (loss) from investment operations:
 Net investment income (loss)                $       0.03*           (0.02)          (0.01)          (0.21)          (0.17)
 Net realized and unrealized gain (loss)
  on investments                             $       1.35             0.89            1.08           (1.65)          (4.06)
 Total from investment operations            $       1.38             0.87            1.07           (1.86)          (4.23)
 Less distributions from:
 Net investment income                       $         --             0.04              --              --              --
 Net realized gain on investments            $         --               --              --              --            1.97
 Total distributions                         $         --             0.04              --              --            1.97
 Payment by affiliate                        $       0.00+              --              --              --              --
 Net asset value, end of period              $       8.61             7.23            6.40            5.33            7.19
 TOTAL RETURN(2):                            %      19.09++          13.63           20.08          (25.87)         (36.08)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      1,417            1,419           1,310             905           2,557
 Ratios to average net assets:
 Net expenses after expense
  reimbursement(3)                           %       2.35             2.35            2.35            2.36            2.35
 Gross expenses prior to expense
  reimbursement                              %       2.54             2.58            2.79            2.57            2.35
 Net investment income (loss) after expense
  reimbursement(3)                           %       0.40            (0.29)          (0.17)          (1.03)          (1.14)
 Portfolio turnover rate                     %        102              144             102             299             222

(1) Effective March 1, 2002, ING Investments, LLC became the Adviser of the Fund. Concurrently, ING Investment Management Co. was appointed as Sub-Adviser.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years of being incurred.
* Per share data calculated using average shares outstanding throughout the period.
+    Amount represents less than $0.005 per share.
++   There was no impact on total return from the payment by affiliate.

30     ING International Growth Fund

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Fund offered in this Prospectus, the Distributor also offers Class A, Class B and Class C shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity Income Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunistic Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

FIXED-INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during their last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call, or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.                                                  811-06352
  ING Global Science and Technology Fund
  ING International Growth Fund

[ING FUNDS LOGO]

                                                    PRPRO-AINTLABC (0206-022806)

PROSPECTUS

[GRAPHIC]

PROSPECTUS

FEBRUARY 28, 2006

CLASS I


GLOBAL EQUITY FUND

-  ING GLOBAL SCIENCE AND TECHNOLOGY FUND

INTERNATIONAL EQUITY FUND

-  ING INTERNATIONAL GROWTH FUND

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS I SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]
INVESTMENT OBJECTIVE

[GRAPHIC]
PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]
RISKS

[GRAPHIC]
HOW THE FUND HAS PERFORMED

[GRAPHIC]
WHAT YOU PAY TO INVEST

These pages contain a description of each of our Funds included in this Prospectus, including each Fund's investment objective, principal investment strategies and risks.

You'll also find:

HOW THE FUND HAS PERFORMED.
A chart that shows each Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

INTRODUCTION TO THE FUNDS                                                 1
FUNDS AT A GLANCE                                                         2
GLOBAL EQUITY FUND
ING Global Science and Technology Fund                                    4
INTERNATIONAL EQUITY FUND
ING International Growth Fund                                             6
WHAT YOU PAY TO INVEST                                                    8
SHAREHOLDER GUIDE                                                        10
MANAGEMENT OF THE FUNDS                                                  16
MORE INFORMATION ABOUT RISKS                                             18
DIVIDENDS, DISTRIBUTIONS AND TAXES                                       21
FINANCIAL HIGHLIGHTS                                                     22
WHERE TO GO FOR MORE INFORMATION                                 Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

GLOBAL EQUITY FUND

   ING Global Science and Technology Fund seeks long-term growth by investing primarily in foreign and domestic equities of science and technology companies.

   The Fund may be a suitable investment if you:

   - are investing for the long-term -- at least several years;
   - are looking for exposure to global markets; and
   - are willing to accept higher risk in exchange for the potential for long-term growth.

INTERNATIONAL EQUITY FUND

   ING International Growth Fund seeks long-term capital growth by investing primarily in foreign equities.

   The Fund may be a suitable investment if you:

   - are investing for the long-term -- at least several years;
   - are looking for exposure to international markets; and
   - are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the investment strategies and risks.

[GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                   Introduction to the Funds   1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.

                 FUND                                          INVESTMENT OBJECTIVE
                 ------------------------------------------------------------------------------
GLOBAL EQUITY    ING Global Science and Technology Fund        Long-term capital appreciation
FUND             Adviser: ING Investments, LLC
                 Sub-Adviser: BlackRock Advisors, Inc.

INTERNATIONAL    ING International Growth Fund                 Long-term capital growth
EQUITY FUND      Adviser: ING Investments, LLC
                 Sub-Adviser: ING Investment Management Co.

2   Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

                 MAIN INVESTMENTS                           MAIN RISKS
                 -------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY    Equity securities of U.S. and foreign      Price volatility and other risks that accompany an investment in equity
FUND             companies in the science and technology    securities and maintaining a diversified portfolio focusing on companies
                 sectors.                                   engaged in science and technology sectors.

INTERNATIONAL    Common stocks principally traded in        Price volatility and other risks that accompany an investment in foreign
EQUITY FUND      countries outside of the U.S.              equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                           Funds at a Glance   3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GLOBAL SCIENCE AND TECHNOLOGY FUND                  BlackRock Advisors, Inc.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings ("IPOs"), and Rule 144A Securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers, and Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Fund is engaged in the temporary defensive position it may not achieve its investment objective.

The Fund also may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

INITIAL PUBLIC OFFERINGS ("IPO"s) -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid," although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

4   ING Global Science and Technology Fund

                                          ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                     YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1996
1997
1998
1999
2000
2001     (24.67)
2002     (42.58)
2003      47.15
2004      (1.03)
2005      11.23

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser to the Fund. Effective January 2, 2004, BlackRock Advisors, Inc. began serving as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as sub-adviser to the Fund.
(3) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

                         Best: 4th Quarter 2001: 39.63%
                        Worst: 3rd Quarter 2001: (34.92)%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the Pacific Stock Exchange Technology Index ("PSE Technology Index"). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                       10 YEARS
                                                               1 YEAR    5 YEARS   (OR LIFE OF CLASS)
CLASS I RETURN BEFORE TAXES                                %    11.23     (6.86)       (13.60)(1)
Class I Return After Taxes on Distributions                %    11.23     (6.86)       (13.60)(1)
Class I Return After Taxes on Distributions and Sale of
Fund Shares                                                %     7.30     (5.70)       (10.83)(1)
S&P 500(R) Index (reflects no deduction for fees,
expenses or taxes)(2)                                      %     4.91      0.54          0.04(3)
PSE Technology Index (reflects no deduction for fees,
expenses or taxes)(4)                                      %     7.80      0.83         (5.30)(3)

(1)  Class I shares commenced operations on March 1, 2000.

(2) The S&P 500(R) Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The Index returns for Class I shares are for the period beginning March 1, 2000.

(4) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparison for Fund performance.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                      ING Global Science and Technology Fund   5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INTERNATIONAL GROWTH FUND                      ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in a number of different countries outside of the U.S.

These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.

- Invest primarily in established foreign securities markets, although it may invest in countries with emerging securities markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes qualities including cash flows, earnings and growth prospects, among others, of each company in an attempt to select companies with long-term sustainable growth characteristics and with some perceived value.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.

6   ING International Growth Fund

                                                   ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indications of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[CHART]

1996     23.23
1997     15.91
1998     18.34
1999     52.09
2000    -21.46
2001    -25.74
2002    -29.80
2003     31.24
2004     17.35
2005     16.63

(1)  These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. Prior to March 1, 2002, the Fund did not have a sub-adviser.

            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

                         Best: 4th Quarter 1999: 31.90%
                        Worst: 3rd Quarter 2002: (24.06)%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East(R) Index ("MSCI EAFE(R) Index"). It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                               1 YEAR       5 YEARS      10 YEARS
CLASS I RETURN BEFORE TAXES                                 %   16.63       (1.30)         6.57
Class I Return After Taxes on Distributions                 %   16.53       (1.35)         4.65
Class I Return After Taxes on Distributions and Sale of
Fund Shares                                                 %   11.31       (1.05)         4.88
MSCI EAFE(R) Index (reflects no deduction for fees,
expenses or taxes)(1)                                       %   14.02        4.94          6.18

(1) The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                               ING International Growth Fund   7

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by a Fund. The table that follows shows the fees and the estimated operating expenses for each of the Funds. The estimated expenses are based on the expenses paid by the Funds in the fiscal year ended October 31, 2005.

FEES YOU PAY DIRECTLY

                                                                                      CLASS I
---------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)                      none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE, WHICHEVER IS LESS)    none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I

                                                DISTRIBUTION                 TOTAL
                                                AND SERVICE                   FUND         WAIVERS,
                                    MANAGEMENT    (12b-1)       OTHER      OPERATING   REIMBURSEMENTS      NET
FUND                                   FEES        FEES       EXPENSES(2)   EXPENSES  AND RECOUPMENT(3)  EXPENSES
-----------------------------------------------------------------------------------------------------------------
Global Science and Technology    %     1.05         N/A          0.80         1.85       (0.35)            1.50
ING International Growth         %     0.85         N/A          0.69         1.54       (0.19)            1.35

(1) This table shows the estimated operating expenses for Class I shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least March 1, 2007. The expense limitations are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of a termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.

8   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I

FUND                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------------------
ING Global Science and Technology(1)                      $  153    548      968      2,141
ING International Growth(1)                               $  137    468      821      1,818

(1) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                      What You Pay to Invest   9

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management (vii) by other ING Funds in the ING Family of Funds; and (viii) sharedholders holding Class I Shares as of Februrary 28, 2002, as long as they maintain a shareholder account.

There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

The Funds and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

-  Name;

-  Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

                                           INITIAL                       ADDITIONAL
METHOD                                    INVESTMENT                     INVESTMENT
BY CONTACTING YOUR INVESTMENT   An investment professional      Visit or consult an investment
PROFESSIONAL                    with an authorized firm can     professional.
                                help you establish and
                                maintain your account.

BY MAIL                         Visit or consult an investment  Fill out the Account Additions
                                professional. Make your check   form included on the bottom of
                                payable to the ING Funds and    your account statement along
                                mail it, along with a           with your check payable to the
                                completed Account Application.  ING Funds and mail them to the
                                Please indicate your            address on the account
                                investment professional on the  statement. Remember to write
                                New Account Application.        your account number on the
                                                                check.

BY WIRE                         Call the ING Operations         Wire the funds in the same
                                Department at (800) 992-0180    manner described under
                                and select Option 4 to obtain   "Initial Investment."
                                an account number and indicate
                                your investment professional
                                on the account.

                                Instruct your bank to wire
                                funds to the Fund in the care
                                of:

                                State Street Bank
                                and Trust Company
                                ABA #101003621
                                Kansas City, MO
                                credit to: ________________
                                (the Fund)
                                A/C #751-8315; for
                                further credit to
                                Shareholder
                                A/C # _____________________
                                (A/C # you received
                                over the telephone)
                                Shareholder Name:
                                ___________________________
                                (Your Name Here)

                                After wiring funds you must
                                complete the Account
                                Application and send it to:

                                ING Funds
                                P.O. Box 219368
                                Kansas City, MO
                                64121-9368

10   Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Because the Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                           Shareholder Guide  11

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by Federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

-  Your account must have a current value of at least $1,000,000.

-  Minimum withdrawal amount is $1,000.

-  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

          METHOD                                PROCEDURES
BY CONTACTING YOUR INVESTMENT   You may redeem shares by contacting your
PROFESSIONAL                    investment professional. Investment
                                professionals may charge for their services
                                in connection with your redemption request,
                                but neither the Fund nor the Distributor
                                imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                                ING Funds
                                P.O. Box 219368
                                Kansas City, MO 64121-9368

                                If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account
                                Application. A signature guarantee may be required.

BY TELEPHONE -- EXPEDITED       You may redeem shares by telephone on all
REDEMPTION                      accounts other than retirement accounts,
                                unless you check the box on the Account
                                Application which signifies that you do not
                                wish to use telephone redemptions. To
                                redeem by telephone, call a Shareholder
                                Services Representative at (800) 992-0180.

                                RECEIVING PROCEEDS BY CHECK:

                                You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                                RECEIVING PROCEEDS BY WIRE:

                                You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

12  Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW ING GROEP N.V. COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING Groep N.V. ("ING Groep") (NYSE: ING). They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in funds advised by ING Groep meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher Inc.; UBS Financial Services Inc.; Wachovia Securities Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                           Shareholder Guide  13

SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of Class I shares that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-  Securities of an issuer that has entered into a restructuring;

-  Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-  Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

14   Shareholder Guide

SHAREHOLDER GUIDE                                              SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

EXCHANGES

You may exchange Class I shares of a Fund for Class I shares of any other ING Fund that offers Class I shares. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the polices and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on it's website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., each Fund will post the quarter ending June 30 holdings on August 1.) Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                           Shareholder Guide  15

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment Adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2005, ING Investments managed approximately $42 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                             MANAGEMENT FEES
ING Global Science and Technology                    1.05%
ING International Growth                             0.85%

For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds' semi-annual shareholder report dated April 30.

SUB-ADVISERS

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. Each sub-adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Global Science and Technology Fund. ING Investments delegates to the sub-adviser of ING Global Science and Technology Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Global Science and Technology Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-adviser to the Fund's Board. ING Global Science and Technology Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board and shareholders, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. ING Global Science and Technology Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of ING Global Science and Technology Fund and its principal investment strategies may also change.

ING INTERNATIONAL GROWTH FUND

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to ING International Growth Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.

As of December 31, 2005, ING IM managed approximately $59.4 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following individuals share responsibility for the day-to-day management of ING International Growth Fund.

Carl Ghielen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection as well as coordinating efforts on behalf of ING IM and certain ING affiliates international equity teams. Mr. Ghielen has over 14 years of investment experience. Prior to joining ING IM in 2000, Mr. Ghielen worked for MN Services (a Dutch pension fund) as senior fund manager.

Martin Jansen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection. Mr. Jansen joined ING IM in 1997 as senior manager and has 25 years of investment experience. Prior to joining ING IM and certain ING affiliates, Mr. Jansen was responsible for the U.S. equity and

16  Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

venture capital portfolios at a large corporate Dutch pension fund.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to ING Global Science and Technology Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING Investments, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund.

As of December 31, 2005, BlackRock and its affiliates had $452 billion in assets under management. The principal address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

The following individuals share responsibility for the day-to-day management of ING Global Science and Technology Fund.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is the head of the BlackRock Global Opportunities Team and is the strategist for all of the team's portfolios. Mr. Callan has co-managed the Fund since 2004. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team's portfolios and has co-managed the Fund since 2005. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector and has co-managed the Fund since 2005. Before becoming part of BlackRock in 2005, Ms. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                     Management of the Funds  17

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by each Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of a Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Either Fund may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONCENTRATION (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940 ("1940 Act") its assets in securities related to the science and technology sectors, which means that at least 25% of its net assets will be invested in these securities at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

CONVERTIBLE SECURITIES (BOTH FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

DERIVATIVES (BOTH FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (BOTH FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES (BOTH FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency

18   More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for countries with an emerging securities market.

INITIAL PUBLIC OFFERINGS ("IPO"s) (ING GLOBAL TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

LENDING PORTFOLIO SECURITIES (BOTH FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

RULE 144A SECURITIES (ING GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

SMALL- AND MID-CAPITALIZATION COMPANIES (BOTH FUNDS). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                More Information About Risks  19

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER INVESTMENT COMPANIES. To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit-breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

U.S. GOVERNMENT SECURITIES. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

20  More Information About Risks

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Distributions are normally expected to consist primarily of capital gains.

Each Fund pays dividends and capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund that offers Class I shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest rates are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by a Fund before May 6, 2003 will be taxed at the maximum rate of 25%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may by disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing their U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information regarding tax matters.

[GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                          Dividends, Distributions and Taxes  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class I Shares' financial performance for the past five years or, if shorter, the period of the class' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Fund's financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

22  Financial Highlights

FINANCIAL HIGHLIGHTS                      ING GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                  CLASS I
                                          ---------------------------------------------------------------------------------------
                                              YEAR       FIVE MONTHS        YEAR           YEAR       SEVEN MONTHS       YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          OCTOBER 31,    OCTOBER 31,       MAY 31,        MAY 31,        MAY 31,      OCTOBER 31,
                                              2005          2004(1)         2004           2003          2002(2)         2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $       3.51           3.65           3.09           3.84           3.90           8.58
Income (loss) from investment
  operations:
Net investment loss                       $      (0.03)         (0.02)         (0.05)         (0.01)         (0.04)         (0.06)
Net realized and unrealized
  gain (loss) on investments              $       0.41          (0.12)          0.61          (0.74)         (0.02)         (4.62)
Total from investment operations          $       0.38          (0.14)          0.56          (0.75)         (0.06)         (4.68)
Net asset value, end of period            $       3.89           3.51           3.65           3.09           3.84           3.90
TOTAL RETURN(3)                           %      10.83          (3.84)         18.12         (19.53)         (1.54)        (54.55)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $     10,096          8,911          9,463          5,215            775            839
Ratios to average net assets:
Net expenses after
  expense reimbursement(4)(5)             %       1.50           1.50           1.57           1.50           1.50           1.50
Gross expenses prior to
  expense reimbursement(4)                %       1.85           1.79           2.00           2.78           2.35           2.36
Net investment loss after
  expense reimbursement(4)(5)             %      (0.78)         (1.28)         (1.38)         (1.22)         (1.42)         (1.11)
Portfolio turnover rate                   %        128             48            121             28             59            175

(1)  The Fund changed its fiscal year end to October 31.
(2)  The Fund changed its fiscal year end to May 31.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                      ING Global Science and Technology Fund  23

ING INTERNATIONAL GROWTH FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the years ended October 31, 2005, 2004, 2003 and the periods ending on or before October 31, 2001, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended October 31, 2002, the financial statements have been audited by another registered public accounting firm.

                                                                              YEAR ENDED OCTOBER 31,
                                                         ---------------------------------------------------------------
                                                            2005          2004        2003       2002(1)         2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $     7.47          6.60        5.46        7.32          13.57
Income (loss) from investment operations:
Net investment income (loss)                             $     0.12*         0.09        0.05        0.00*+        (0.01)
Net realized and unrealized gain
  (loss) on investments                                  $     1.37          0.87        1.11       (1.86)+        (4.17)
Total from investment operations                         $     1.49          0.96        1.16       (1.86)         (4.18)
Less distributions from:
Net investment income                                    $     0.06          0.09        0.02          --             --
Net realized gains on investments                        $       --            --          --          --           2.07
Total distributions                                      $     0.06          0.09        0.02          --           2.07
Payment by affiliate                                     $     0.00+           --          --          --             --
Net asset value, end of period                           $     8.90          7.47        6.60        5.46           7.32
TOTAL RETURN(2):                                         %    20.13++       14.76       21.31      (25.41)        (35.47)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)                          $    6,301         8,028      20,797      17,098         27,777
Net expenses after expense
  reimbursement(3)                                       %     1.35          1.35        1.35        1.36           1.35
Gross expenses prior to expense
  reimbursement                                          %     1.54          1.58        1.79        1.53           1.35
Net investment income (loss)
  after expense reimbursement(3)                         %     1.43          0.84        0.89        0.04          (0.14)
Portfolio turnover rate                                  %      102           144         102         299            222

(1) Effective March 1, 2002, ING Investments, LLC became the Adviser of the Fund. Concurrently ING Investment Management Co. was appointed as Sub-Adviser.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years of being incurred.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+    Amount represents less than $0.005 per share.
++   There was no impact on total return from the payment by affiliate.

24  ING International Growth Fund

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, the Distributor also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Equity Income Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING LargeCap Value Fund
ING MagnaCap fund
ING MidCap Value Choice Fund
ING MidCap Value Fund
ING SmallCap Value Choice Fund
ING SmallCap Value Fund

FIXED-INCOME FUNDS
ING GNMA Income Fund
ING Intermediate Bond Fund

GLOBAL EQUITY FUND
ING Global Real Estate Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund
ING International Real Estate Fund
ING International Small Cap Fund
ING International Value Choice Fund
ING International Value Fund

INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund

MONEY MARKET FUND
ING Aeltus Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-Annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.                                                  811-06352
  ING Global Science and Technology Fund
  ING International Growth Fund



[ING FUNDS LOG0]

                                                     PRPRO-AINTLI  (0206-022806)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES

September 30, 2005

DOMESTIC EQUITY AND INCOME FUND
ING Balanced Fund ("ING Direct Balanced Fund," "Balanced Fund," or the "Fund")

February 28, 2006

CAPITAL APPRECIATION FUNDS
ING Global Science and Technology Fund ("ING Direct Global Science and Technology Fund," "Global Science and Technology Fund," or the "Fund") ING International Growth Fund ("ING Direct International Growth Fund," "International Growth Fund," or the "Fund")

September 30, 2005

INDEX PLUS FUNDS

ING Index Plus LargeCap Fund ("ING Direct Index Plus LargeCap Fund," "Index Plus LargeCap Fund," or the "Fund")
ING Index Plus MidCap Fund ("ING Direct Index Plus MidCap Fund," "Index Plus MidCap Fund," or the "Fund")
ING Index Plus SmallCap Fund ("ING Direct Index Plus SmallCap Fund," "Index Plus SmallCap Fund," or the "Fund")

CLASS O SHARES OF THE STRATEGIC ALLOCATION FUNDS ARE NOT CURRENTLY AVAILABLE. WE EXPECT AVAILABILITY SOME TIME IN 2006.

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Balanced Fund ("ING Direct Strategic Allocation Balanced Fund," "Strategic Allocation Balanced Fund," or the "Fund")
ING Strategic Allocation Growth Fund ("ING Direct Strategic Allocation Growth Fund," "Strategic Allocation Growth Fund," or the "Fund")
ING Strategic Allocation Income Fund ("ING Direct Strategic Allocation Income Fund," "Strategic Allocation Income Fund," or the "Fund")

This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the Funds listed above is a series of ING Series Fund, Inc. ("Company").

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

                               TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                            3
      INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
       STRATEGIES, RISKS, AND PERFORMANCE                         3
FUND EXPENSES                                                    27
OTHER CONSIDERATIONS                                             29
MANAGEMENT OF THE FUNDS                                          33
INVESTING IN THE FUNDS                                           36
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      36
      HOW TO BUY SHARES                                          37
      HOW TO SELL SHARES                                         39
      TIMING OF REQUESTS                                         40
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  40
      DIVIDENDS AND DISTRIBUTIONS                                43
      TAX INFORMATION                                            44
FINANCIAL HIGHLIGHTS                                             46
ADDITIONAL INFORMATION                                           56

                             THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's investment objective, principal investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 29.
--------------------------------------------------------------------------------

ING Investments, LLC ("ING Investments" or "Adviser") serves as investment adviser to the Funds.
--------------------------------------------------------------------------------

ING Investment Management Co., ("ING IM" or "Sub-Adviser") serves as Sub-Adviser to each Fund, except Global Science and Technology Fund.
--------------------------------------------------------------------------------

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser") serves as Sub-Adviser to Global Science and Technology Fund.
--------------------------------------------------------------------------------

BALANCED  FUND

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;
- debt, such as bonds, mortgage-related and other asset-backed securities;
- U.S. government securities; and
- money market instruments.

The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt (including money market instruments). In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. At June 30, 2005, the smallest company in the S&P 500 Index had a market capitalization of $540 million, the largest company had a market capitalization of $367.5 billion and the average capitalization of all companies in the S&P 500 Index was $21.8 billion.

In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of assets specialists use this relative value analysis to guide the security selection process. Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investors Services, Inc ("Moody's"), the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may also invest in convertible securities, foreign debt securities and derivatives.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION RISKS -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rate, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

HIGH YIELD DEBT SECURITIES -- high yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher-quality securities, and this may have an adverse effect on the market values of certain securities.

SECURITIES LENDING -- when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Securities lending may intensify the market risk, credit risk and other risks, and the Fund could incur losses in connection with the investment of such cash collateralizing loaned securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations -- Principal Risks" section.

BALANCED FUND
--------------------------------------------------------------------------------

[MONEY GRAPHIC]

      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
25.00     14.49    20.09    16.26    12.05   (1.34)   (4.83)   (11.11)   18.01    8.44

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) The figures provide performance information for Class A shares of the Fund, since Class O shares do not have a full year of operations. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 12.73%

                  3rd quarter 2002: (9.46)%
              The Fund's Class A shares' year-to-date total return

                  as of June 30, 2005: 0.81%
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the S&P 500 Index, the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and a composite index reflecting the combined performance of the S&P 500 Index and the LBAB Index ("Composite Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR      5 YEARS     10 YEARS

Class A Return Before Taxes(2)                                 %      2.20       0.13        8.46
Class A Return After Taxes on Distributions(2)                 %      1.72      (0.93)       6.29
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %      1.82      (0.44)       6.18
S&P 500 Index (reflects no deductions for fees, expenses or
  taxes)(3)                                                    %     10.88      (2.30)      12.07
LBAB Index (reflects no deductions for fees, expenses or
  taxes)(4)                                                    %      4.34       7.71        7.72
Composite Index (reflects no deductions for fees, expenses
  or taxes)(5)                                                 %      8.30       1.98       10.66

(1) This table shows performance for Class A shares of the Fund because Class O shares of the Fund had not had a full year of operations as of September 15, 2004. See footnote (2) to the bar chart above.

(2) Reflects deduction of sales charge of 5.75%.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(5) The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index.

CAPITAL APPRECIATION  FUNDS

GLOBAL SCIENCE AND
TECHNOLOGY FUND

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings ("IPOs"), and Rule 144A securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers and Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Fund is engaged in the temporary defensive position, it may not achieve its investment objective.

The Fund may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology sectors are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stock of companies in many countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid," although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 through 2005 and Class I shares for 2001.

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                             (24.87)  (43.01)   47.13   (1.30)    10.82

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 6, 2001, the figures shown for 2002 through 2005 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. began serving as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as sub-adviser to the Fund.

(4) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

            Best and worst quarterly performance during this period:
                        Best: 4th quarter 2001:  39.54%
                          Worst: 3rd quarter 2001: (34.97)%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the Pacific Stock Exchange Technology Index ("PSE Technology Index"). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %   10.82           (3.57)(2)              N/A
Class O Return After Taxes on Distributions                    %   10.82           (3.57)(2)              N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    7.03           (3.00)(2)              N/A
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)                                                    %    4.91            2.44(3)(4)            N/A
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %    7.80            4.85(4)               N/A
CLASS I RETURN BEFORE TAXES(7)                                 %   10.93           (7.10)              (13.32)(6)
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    4.91            0.54                 0.04(7)
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %    7.80            0.83                (5.30)(7)

(1) This table shows the performance of the Class O and Class I shares of the Fund.

(2) Class O shares commenced operations on August 6, 2001.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The Index returns for Class O shares are for the period beginning August 1, 2001.

(5) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparison for Fund performance.

(6) Class I shares commenced operations on March 1, 2000. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(7) The Index returns for Class I shares are for the period beginning March 1, 2000.

INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in a number of different countries outside of the U.S. These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.

- Invest primarily in established foreign securities markets, although it may invest in countries with emerging securities markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes qualities including cash flows, earnings and growth prospects, among others, of each company, in an attempt to select companies with long-term sustainable growth characteristics and with some perceived value.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small-and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 through 2005 and Class I shares for 1996 through 2001.

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
22.92     15.63    18.05    51.71   (21.67)  (25.92)  (29.85)   30.96    17.12    16.43

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 through 2005 provide performance for Class O shares of the Fund. The figures shown for the years 1996 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. Prior to March 1, 2002, the Fund did not have a sub-adviser.

            Best and worst quarterly performance during this period:
                        Best: 4th quarter 1999:  31.82%
                           Worst: 3rd quarter 2002: (23.80)%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East(R) Index ("MSCI EAFE(R) Index"). It is not possible to invest directly in the Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)        10 YEARS
CLASS O RETURN BEFORE TAXES                                    %    16.43           3.42(2)               N/A
Class O Return After Taxes on Distributions                    %    16.35           3.39(2)               N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    11.14           3.01(2)               N/A
MSCI EAFE(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    14.02           9.85(4)               N/A
CLASS I RETURN BEFORE TAXES                                    %    16.34          (1.55)(5)             6.31
MSCI EAFE(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    14.02           4.94                 6.18

(1) This table shows the performance of the Class O and Class I shares of the Fund.

(2) Class O shares commenced operations on August 1, 2001.

(3) The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

INDEX PLUS FUNDS

INDEX PLUS LARGECAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large capitalization companies as companies that are included in the S&P 500 Index at the time of purchase and that have a market capitalization of at least $4 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500 Index changes. At June 30, 2005, the smallest company in the S&P 500 Index had a market capitalization of $540 million, the largest company had a market capitalization of $367.5 billion and the average capitalization of all companies in the S&P 500 Index was $21.8 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.
A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for the years 2002-2004 and Class I shares for the years 1997-2001.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   33.61    32.15    24.20   (9.69)   (14.20)  (22.02)   25.21    9.92

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for the years 2002-2004 provide performance for Class O shares of the Fund. The figures shown for prior years provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

4th quarter 1998:   22.42%
3rd quarter 2002:  (17.35)%

              The Fund's Class O shares' year-to-date total return
                          as of June 30, 2005: (0.33)%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(2)
Class O Return Before Taxes                                    %    9.92             0.50                    N/A
Class O Return After Taxes on Distributions                    %    9.74             0.21                    N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    6.68             0.28                    N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   10.88             1.72(4)                 N/A
Class I Return Before Taxes                                    %   10.00            (3.61)                  7.61
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   10.88            (2.30)                  7.62(5)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(2) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on December 10, 1996.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) The Index return for Class I shares is for the period beginning December 1, 1996.

INDEX PLUS MIDCAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. As of June 30, 2005, the smallest company in the S&P MidCap 400 Index had a market capitalization of $305 million and the largest company had a market capitalization of $11.5 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES RISK -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for the years 2002-2004 and Class I for the years 1999-2001.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     15.31    19.69   (1.83)   (12.66)   31.70    16.05

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for the years 2002-2004 provide performance for Class O shares of the Fund. The figures shown for prior years provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

4th quarter 1999:   18.72%
3rd quarter 2002:  (15.36)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2005: 3.10%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(2)
Class O Return Before Taxes                                    %    16.05            8.57                     N/A
Class O Return After Taxes on Distributions                    %    15.96            8.44                     N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    10.54            7.33                     N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    16.48            9.17(4)                  N/A
Class I Return Before Taxes                                    %    16.09            9.41                   12.33
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    16.48            9.54                   12.05(5)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(2) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on February 3, 1998.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) The Index return for Class I shares is for the period beginning February 1, 1998.

INDEX PLUS SMALLCAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of small-capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. As of June 30, 2005, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $44 million and the largest company had a market capitalization of $4.4 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.
- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for the years 2002-2004 and Class I shares for the years 1999-2002.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     10.02    7.57     2.97    (12.72)   35.71    21.54

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for the years 2002-2004 provide performance for Class O shares of the Fund. The figures shown for prior years provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as Sub-Adviser.

            Best and worst quarterly performance during this period:

2nd quarter 2003:   18.17%
3rd quarter 2002:  (17.09)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2005: 1.61%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P SmallCap 600 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)(2)
Class O Return Before Taxes                                    %    21.54           11.73                     N/A
Class O Return After Taxes on Distributions                    %    20.63           11.40                     N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    14.39           10.01                     N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    22.65           12.21(4)                  N/A
Class I Return Before Taxes                                    %    21.52            9.81                    8.46
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    22.65           11.60                   10.21(5)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(2) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on February 3, 1998.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $600 million.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) The Index return for Class I shares is for the period beginning February 1, 1998.

ING STRATEGIC ALLOCATION  FUNDS

ING STRATEGIC ALLOCATION BALANCED FUND
ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION INCOME FUND

INVESTMENT OBJECTIVES
ING Strategic Allocation Balanced Fund seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Income Fund seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS

The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance. Under normal circumstances, the Fund invests a majority of its assets in income-producing securities, including dividend-paying domestic and international stocks.

Investors should consult with their investment professional to determine whether an ING Strategic Allocation Fund is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES
Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.

ASSET CLASS                                                      ING         ING         ING
                                                              Strategic   Strategic   Strategic
                                                              Allocation  Allocation  Allocation
                                                               Balanced     Growth      Income
                                                               Fund(1)       Fund      Fund(2)
Equities
Domestic Stocks
Range                                                           0-75%      10-100%        0-70%
International Stocks
Range                                                           0-10%        0-20%        0-10%
Fixed Income
Range                                                           0-70%        0-40%       0-100%
Money Market Instruments
Range                                                           0-30%        0-30%        0-30%

(1) ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes:
    small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 20 of this Prospectus.

COMPOSITE INDEX                                                      Morgan Stanley
                                                                  Capital International  Lehman Brothers(R)     91-Day
                                                 Russell(R) 3000  Europe, Australia and      Aggregate       U.S. Treasury
                                                      Index         Far East Index(R)        Bond Index        Bill Rate
Strategic Allocation Balanced Composite                55%                   5%                  35%                  5%
Strategic Allocation Growth Composite                  70%                  10%                  20%                  0%
Strategic Allocation Income Composite                  35%                   0%                  55%                 10%

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

PRINCIPAL INVESTMENT STRATEGIES
Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS
LARGE-CAPITALIZATION STOCKS -- each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2005, the market capitalization of the companies included on the S&P 500 Index was in excess of $540 million. In selecting large-capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- the Funds may invest a segment of their assets in small- and mid-capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's SmallCap 600 Composite Stock Price Index ("S&P SmallCap 600 Index"), and the Russell 2500(R) Index. The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small-capitalization companies traded in the U.S., respectively, as selected by Standard & Poor's Corporation. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The market capitalization range of each Index is reset monthly and will change with market/conditions as the range of the companies in each Index changes. At June 30, 2005, the market capitalization of the smallest company in the S&P MidCap 400 Index was $305 million and the largest company had a market capitalization of $11.5 billion. At June 30, 2005, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $44 million and the largest company had a market capitalization of $4.4 billion. At June 30, 2005 the market capitalization of the smallest company in the Russell 2500(R) Index was $68 million and the largest company had a market capitalization of $5.2 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS
The Sub-Adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED-INCOME SECURITIES
The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS
MONEY MARKET INSTRUMENTS -- each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may use options and futures contracts involving securities, securities indices and interest rates. Each Fund may also invest in other investment companies, including exchange-traded funds ("ETFs"), HOLDRs and SPDRs to the extend permitted by the Investment Company Act of 1940.

Each Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

ALLOCATION -- the success of each Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within these categories. Because each Fund's assets are allocated between equities, fixed-income securities and money market instruments, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. In addition, each asset type has risks that are somewhat unique and the performance of each Portfolio will vary to a greater or lesser extent depending on the size of the allocation.

PRICE VOLATILITY -- the value of each Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Each Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, each Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

INTEREST RATE RISK -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

CREDIT -- each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Each Fund may be subject to more credit risk than other funds because they may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD DEBT SECURITIES -- high-yield debt securities are subject to greater risk than higher-quality securities, including the risks associated with greater price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield debt securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Funds and may reduce returns for the Fund.

U.S. GOVERNMENT SECURITIES -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given than the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Funds may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Funds.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Funds.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in a Fund is available in the "More Information About Risks" section.

ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            3.87     10.14   (1.00)   (7.71)   (10.48)   18.56    9.60

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class O shares had not commenced operations as of December 31, 2004, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(4) Effective October 1, 2002, the Fund changed its name from ING Crossroad Fund to ING Strategic Allocation Balanced Fund.

            Best and worst quarterly performance during this period:

2nd quarter 2003:   10.41%
3rd quarter 2002:  (11.59)%

              The Fund's Class A shares' year-to-date total return
                  as of June 30, 2005: 0.44%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Balanced Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                             10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                 %    3.30      0.04             3.55
Class A Return After Taxes on Distributions(3)                 %    2.99     (0.47)            2.10
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                    %    2.33     (0.26)            2.21
Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)(4)                                       %   11.95     (1.16)            7.46(5)
Strategic Allocation Balanced Composite Index (reflects no
  deduction for fees, expenses, or taxes)(6)                   %    9.16      3.86             7.38(5)

(1) This table shows performance of Class A shares of the Fund because Class O shares had not commenced operations as of December 31, 2004. See footnote
    (2) to the bar chart above.

(2) Class A shares commenced operations on January 20, 1997.

(3) Reflects deduction of sales charge of 5.75%.

(4) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5) The Index returns for Class A shares are for the period beginning February 1, 1997.

(6) The Strategic Allocation Balanced Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            4.28     14.55   (2.56)   (12.31)  (15.11)   23.33    11.70

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class O shares had not commenced operations as of December 31, 2004, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(4) Effective October 1, 2002, the Fund changed its name from ING Ascent Fund to ING Strategic Allocation Growth Fund.

            Best and worst quarterly performance during this period:

2nd quarter 2003:   13.33%
3rd quarter 2002:  (15.35)%

              The Fund's Class A shares' year-to-date total return
                  as of June 30, 2005: 0.00%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Growth Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                 %    5.28     (1.19)           (3.52)
Class A Return After Taxes on Distributions(3)                 %    5.16     (1.47)            1.89
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                    %    3.66     (1.16)            2.10
Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)(4)                                       %   11.95     (1.16)            7.46(5)
Strategic Allocation Growth Composite Index (reflects no
  deduction for fees, expenses, or taxes)(6)                   %   11.28      2.84             7.57(5)

(1) This table shows performance of Class A shares of the Fund because Class O shares had not commenced operations as of December 31, 2004. See footnote
    (2) to the bar chart above.

(2) Class A shares commenced operations on January 20, 1997.

(3) Reflects deduction of sales charge of 5.75%.

(4) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5) The Index returns for Class A shares are for the period beginning February 1, 1997.

(6) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large-capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            6.12     7.16     3.45    (3.02)   (5.36)    12.93    7.58

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class O shares had not commenced operations as of December 31, 2004, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(4) Effective October 1, 2002, the Fund changed its name from ING Legacy Fund to ING Strategic Allocation Income Fund.

            Best and worst quarterly performance during this period:

2nd quarter 2003:   6.59%
3rd quarter 2002:  (6.81)%

              The Fund's Class A shares' year-to-date total return
                  as of June 30, 2005: 1.04%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                 %     1.40     1.68             4.09
Class A Return After Taxes on Distributions(3)                 %     0.91     0.85             2.36
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                    %     1.07     0.93             2.48
LBAB Index (reflects no deduction for fees, expenses, or
  taxes)(4)                                                    %     4.34     7.71             7.70(5)
Strategic Allocation Income Composite Index (reflects no
  deduction for fees, expenses, or taxes)(6)                   %     6.71     4.71             6.83(5)

(1) This table shows performance of Class A shares of the Fund because Class O shares had not commenced operations as of December 31, 2004. See footnote
    (2) to the bar chart above.

(2) Class A shares commenced operations on January 20, 1997.

(3) Reflects deduction of sales charge of 5.75%

(4) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(5) The Index returns for Class A shares are for the period beginning February 1, 1997.

(6) The Strategic Allocation Income Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

BENCHMARK INDICES

ASSET CLASS                                        ASSET CLASS COMPARATIVE INDICES
-------------------------------------------------------------------------------------------------
Domestic Stocks                      The Russell(R) 3000 Index measures the performance of the
                                     3,000 largest U.S. companies based on total market
                                     capitalization, which represents approximately 98% of the
                                     investable U.S. equity market.
International Stocks                 The Morgan Stanley Capital International-Europe, Australia,
                                     Far East(R) Index ("MSCI EAFE(R) Index") is a market
                                     value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in
                                     Europe, Australia and the Far East.
U.S. Dollar Bonds                    The Lehman Brothers(R) Aggregate Bond Index ("LBAB Index")
                                     is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade,
                                     mortgage-backed and corporate debt securities.
Cash Equivalents                     Three-month Treasury bills are U.S. government-backed
                                     short-term investments considered to be relatively
                                     risk-free, and equivalent to cash because their maturity is only three months.

FUND EXPENSES

The following table describes Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)

                                              Service                                           Waiver
                                  Management  (12b-1)                     Total Operating  Reimbursement and    Net
                                     Fees      Fees    Other Expenses(2)     Expenses        Recoupment(3)    Expenses
Balanced Fund                       0.80%      0.25%         0.28%             1.33%             --            1.33%
Global Science and Technology
  Fund                              1.05%      0.25%         0.80%             2.10%            (0.35)%        1.75%
International Growth Fund           0.85%      0.25%         0.69%             1.79%            (0.19)%        1.60%
Index Plus LargeCap Fund            0.45%      0.25%         0.23%             0.93%             --            0.93%
Index Plus MidCap Fund              0.45%      0.25%         0.29%             0.99%             0.01%         1.00%
Index Plus SmallCap Fund            0.45%      0.25%         0.42%             1.12%            (0.12)%        1.00%
Strategic Allocation Balanced
  Fund                              0.80%      0.25%         0.24%             1.29%            (0.09)%        1.20%
Strategic Allocation Growth Fund    0.80%      0.25%         0.34%             1.39%            (0.14)%        1.25%
Strategic Allocation Income Fund    0.80%      0.25%         0.32%             1.37%            (0.22)%        1.15%

(1) This table shows the estimated operating expenses for Class O shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments LLC, the investment adviser to each Fund, has agreed. As of May 31, 2005, Class O shares of Balanced Fund had not had a full year of operations. Actual expenses of Balanced Fund may be greater or less than estimated. Because Strategic Allocation Balanced Fund, Strategic Allocation Growth Fund and Strategic Allocation Income Fund had not commenced operations as of the date of this Prospectus, expenses are based on each Fund's operating expenses for Class A shares, as adjusted for contractual changes, if any, and fee waivers to which ING Investments LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC entered into a written expense limitation agreement with each Fund except Balanced Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments LLC is shown under the heading "Waiver, Reimbursement and Recoupment." The expense limits will continue through at least March 1, 2007 for Global Science and Technology Fund and International Growth Fund and October 1, 2006 for all other Funds. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.

CLASS O SHARES EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00% and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
Balanced Fund                        $              135                     421                      729                   1,601
Global Science and
  Technology(1)                      $              178                     624                    1,097                   2,403
International Growth(1)              $              163                     545                      952                   2,090
Index Plus LargeCap Fund             $               95                     296                      515                   1,143
Index Plus MidCap Fund(1)            $              102                     316                      548                   1,214
Index Plus SmallCap Fund(1)          $              102                     344                      605                   1,352
Strategic Allocation Balanced
  Fund(1)                            $              690                     952                    1,234                   2,035
Strategic Allocation Growth
  Fund(1)                            $              695                     977                    1,279                   2,136
Strategic Allocation Income
  Fund(1)                            $              685                     963                    1,262                   2,109

(1) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information ("SAI").

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use the techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONCENTRATION (GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940, as amended, "1940 Act") its assets in securities related to the science and technology sectors, which means that at least 25% of its net assets will be invested in these securities assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (GLOBAL SCIENCE AND TECHNOLOGY FUND AND INTERNATIONAL GROWTH FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND AND ING INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for countries with emerging securities markets.

HIGH YIELD DEBT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME
FUND). Investments in high yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield debt securities.

INITIAL PUBLIC OFFERINGS ("IPOS") (GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

MORTGAGE-RELATED SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

OTHER INVESTMENT COMPANIES (ING STRATEGIC ALLOCATION FUNDS). To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted in the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND, AND ING INTERNATIONAL GROWTH
FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

REPURCHASE AGREEMENTS (ING STRATEGIC ALLOCATION FUNDS). Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

RULE 144A SECURITIES (GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL FUNDS EXCEPT INDEX PLUS LARGECAP
FUND). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

U.S. GOVERNMENT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION BALANCED FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION INCOME
FUND). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to the Fund.

INDEX STRATEGY. Certain Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus applies at the time of investment.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2005, ING Investments managed approximately $42 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEES
Balanced                                   0.80%
Global Science and Technology              1.05%
International Growth                       0.85%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap Fund                   0.45%
Strategic Allocation Balanced              0.80%
Strategic Allocation Growth                0.80%
Strategic Allocation Income                0.80%

For information regarding the basis for the Board of Directors ("Board") approval of the investment advisory and investment sub-advisory relationships, please refer to the Balanced Fund's, Index Plus Funds' and Strategic Allocation Funds' annual shareholder report each dated May 31, 2005; and Global Science and Technology Fund's and International Growth Fund's semi-annual shareholder report dated April 30.

SUB-ADVISERS

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. Each sub-adviser has at least in part, been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Global Science and Technology Fund. ING Investments delegates to the sub-adviser of ING Global Science and Technology Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Global Science and Technology Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board. ING Global Science and Technology Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board and shareholders, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. ING Global Science and Technology Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of ING Global Science and Technology Fund and its principal investment strategies may also change.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than Global Science and Technology Fund). ING IM is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments.

As of December 31, 2005, ING IM managed approximately 59.4 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

BALANCED FUND

The following individuals share responsibility for the day-to-day management of the ING Balanced Fund:

The equity portion of the Fund has been managed by Hugh Whelan since 2004. Mr. Whelan has been with ING IM since 1989 and is Head of Quantitative Equities. Mr. Whelan previously served as a quantitative portfolio manager in ING IM's fixed income group specializing in corporate securities.

The fixed-income portion of the Fund has been managed by James B. Kauffmann since 2002. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Mary Ann Fernandez and Shiv Mehta are jointly responsible for establishing the overall asset allocation strategy for the Fund.

Mary Ann Fernandez has co-managed the overall asset allocation of the Fund since 2005. She joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. She is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

Shiv Mehta has co-managed the overall asset allocation of the Fund since 2005. He joined ING in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

INTERNATIONAL GROWTH FUND

The following individuals share responsibility for the day-to-day management of International Growth Fund.

Carl Ghielen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection as well as coordinating efforts on behalf of ING IM's international equity teams. Mr. Ghielen has 14 years of investment experience. Prior to joining ING IM in 2000, Mr. Ghielen worked for MN Services (a Dutch pension fund) as senior fund manager.

Martin Jansen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection. Mr. Jansen joined ING IM in 1997 as senior manager and has 25 years of investment experience. Prior to joining ING IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

GLOBAL SCIENCE AND TECHNOLOGY FUND
BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to Global Science and Technology Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund.

As of December 31, 2005, BlackRock and its affiliates had $452 billion in assets under management. The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809.

The following individuals share responsibility for the day-to-day management of ING Global Science and Technology Fund.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is head of BlackRock's Global Opportunities Team and is the strategist for all of the team's portfolios. Mr. Callan has co-managed the Fund since 2004. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team's portfolios and has co-managed the Fund since 2005. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector and has co-managed the Fund since 2005. Before becoming part of BlackRock in 2005, Ms. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP, INDEX PLUS SMALLCAP FUNDS

The following individuals share responsibility for the day-to-day management of the ING Index Plus Funds:

Hugh T.M. Whelan, Portfolio Manager, has served as co-manager of Index Plus LargeCap Fund since March 2001 and as co-manager of Index Plus MidCap Fund and Index Plus SmallCap Fund since April 2000. Mr. Whelan has been with ING IM since 1989 and is head of Quantitative Equities. Mr. Whelan previously served as a quantitative portfolio manager in ING IM fixed-income group, specializing in corporate securities.

Douglas Cote, Portfolio Manager, has served as co-manager of Index Plus LargeCap Fund, Index Plus MidCap Fund and Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM equity department.

STRATEGIC ALLOCATION FUNDS

ING STRATEGIC ALLOCATION GROWTH, ING STRATEGIC ALLOCATION BALANCED AND ING STRATEGIC ALLOCATION INCOME FUNDS

The following individuals are responsible for the day-to-day management of the Strategic Allocation Funds:

The Funds are managed by Mary Ann Fernandez, Portfolio Manager. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez has managed the Funds since 1996. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

Shiv Mehta has co-managed the Funds since 2005. He joined ING in 2004 as head of ING IM's asset allocation business. In this position, he serves as senior portfolio specialist and product manager for multi-asset strategies. Mr. Mehta was previously with Credit Suisse Asset Management since February 2000, where he served as managing director for investment product development. Prior to this role, he worked at JPMorgan in private banking and investment management capacities.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to invest in a Fund, you must already be an existing customer of ING DIRECT (ING Bank, fsb) with an Orange Savings Account. You may then either apply online at www.ingdirect.com, or alternatively you may mail a completed and signed application to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

If you enclose a check, please ensure that it comes from your linked external checking account, unless the account is a rollover of an IRA or other retirement account, in which case, a check from the previous institution will suffice. If you are unable to invest at least $1,000 per Fund ($250 for IRA accounts) to start, you may open your account for as little as $100 and $75/month for a regular account or $50 and $25/month for an IRA account using the Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
BY MAIL                           Complete and sign your account             Fill out the investment stub from your
                                  application, make your check payable to    confirmation statement or send a letter indicating
                                  ING DIRECT Fund and mail to:               your name, account number(s), the Fund(s) in which
                                                                             you wish to invest and the amount you want to
                                  ING DIRECT Securities, Inc.                invest in each Fund.
                                  P.O. Box 15647
                                  Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                             mail to:
                                  Your check must be drawn on a bank
                                  located within the United States and       ING DIRECT Securities, Inc.
                                  payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                  cards and third party checks cannot be     Wilmington, DE 19885-5647
                                  used to open an account.
                                                                             Your check must be drawn on a bank located within
                                                                             the United States payable in U.S. dollars. The
                                                                             Funds will accept checks which are made payable to
                                                                             you and endorsed to ING DIRECT Fund.
----------------------------------------------------------------------------------------------------------------------------------
BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                  Mail" but send your completed              send your check and investment stub or letter to:
                                  application and check to:
                                                                             ING DIRECT Securities, Inc.
                                  ING DIRECT Securities, Inc.                1 South Orange Street
                                  1 South Orange Street                      Wilmington, DE 19801
                                  Wilmington, DE 19801
----------------------------------------------------------------------------------------------------------------------------------
ONLINE                            Complete your application online at        Log into your account at www.ingdirect.com and
                                  www.ingdirect.com.                         click the Buy button.

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                  Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                  sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                  application.
----------------------------------------------------------------------------------------------------------------------------------
BY EXCHANGE                                                                  Submit a written request to the address listed
                                                                             above under "By Mail." Include:
                                                                             - Your name and account number
                                                                             - The name of the Fund into and out of which you
                                                                               wish to exchange.
                                                                             - The amount to be exchanged and the signatures of
                                                                               all shareholders.
                                                                             You may also exchange your shares by calling
                                                                             1-866-BUY-FUND (866-289-3863).
                                                                             Please be prepared to provide:
                                                                             - The Funds' names.
                                                                             - Your account number(s).
                                                                             - Your Social Security number or taxpayer
                                                                               identification number.
                                                                             - Your address.
                                                                             - The amount to be exchanged.
                                                                             Additionally, you may log into your account at
                                                                             www.ingdirect.com and click the Exchange button.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing, online, or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Funds normally intend to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Funds may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Funds could elect to make payments in securities for redemptions in excess of $250,000 or 1.00% of their net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                      ING DIRECT Securities, Inc.
                                      P.O. Box 15647
                                      Wilmington, DE 19885-5647
                                      Your instructions should identify:
                                      - The Fund name.
                                      - The number of shares or dollar amount to be redeemed.
                                      - Your name and account number.
                                      Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
--------------------------------------------------------------------------------------------------------------------------------
REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.
--------------------------------------------------------------------------------------------------------------------------------
ONLINE                                Log in to your account at www.ingdirect.com and click the Sell button.
                                      For IRA accounts, please submit a Redemption Form by fax to 1-866-327-4592 before 2 p.m.
                                      EST. The form may also be mailed to the address above. It is available for download online at www.ingdirect.com.

TIMING OF REQUESTS

Orders that are received by the Funds' Transfer Agent, or as otherwise provided below, before the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) will be processed at the net asset value per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value ("NAV") calculated on the following business day.

Investors purchasing through ING DIRECT Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Class O shares are only offered through ING DIRECT Securities, Inc. More information may be found on the firm's website by going to www.ingdirect.com. The Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

BUSINESS HOURS Fund representatives are available from 9:00 a.m. to 4:00 p.m. Eastern time Monday through Friday.

NET ASSET VALUE The NAV per share for each class of each Fund is determined each business day as of Market Close. The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

- Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels or pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

There is however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent short-term trades or certain other trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

ONLINE AND TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive online and telephone exchange and redemption privileges when you establish your account. If you do not want these privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Online and telephone redemption requests will be accepted if the request is for a maximum of $100,000. Online and telephone redemption requests may not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.

- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests, purchases or redemptions online at: www.ingdirect.com.

The Funds reserve the right to amend online and telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- TDD SERVICE Telecommunication Device for the Deaf ("TDD") services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts ("IRAs"), including Roth IRAs. Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

HOW ING GROEP N.V. COMPENSATES INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING Groep. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the

Adviser and the Distributor. These amounts would be in addition to the Shareholder Servicing Payments made by the Fund under the Shareholder Servicing (12b-1) agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a Fund is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in Funds advised by ING Groep meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher Inc.; UBS Financial Services Inc.; Wachovia Securities Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid annually for all Funds except Balanced Fund which pays semi-annually.

CAPITAL GAINS DISTRIBUTIONS Capital gains distributions, if any, are paid on an annual basis. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Distributions are normally expected to consist primarily of capital gains.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-BUY-FUND (866-289-3863) or speak to your investment professional. We will begin sending you individual copies thirty (30) days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of an investment in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing their U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information about tax matters.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights are intended to help you understand each Fund's Class O shares' financial performance (Class A shares' performance for the Strategic Allocation Funds) since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report which is incorporated by reference into the SAI and is available upon request.

Financial highlights for the Strategic Allocation Funds' Class O shares are not provided as Class O shares had not commenced operations as of the date of this Prospectus.

FINANCIAL HIGHLIGHTS                                               BALANCED FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG, LLP, an independent registered public accounting firm.

                                                                                        CLASS O
                                                                 -----------------------------------------------------
                                                                               SEPTEMBER 15, 2004(1) TO
                                                                                     MAY 31, 2005
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $                           11.83
Income from investment operations:
Net investment income                                        $                            0.17
Net realized and unrealized gain on investments              $                            0.57
Total from investment operations                             $                            0.74
Less distributions from:
Net investment income                                        $                            0.14
Net realized gains on investments                            $                            0.12
Total distributions                                          $                            0.26
Net asset value, end of period                               $                           12.31
TOTAL RETURN(2)                                              %                            6.71
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $                          10,379
Ratios to average net assets:
Expenses(3)                                                  %                            1.33
Net investment income(3)                                     %                            1.44
Portfolio turnover rate                                      %                             289

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

GLOBAL SCIENCE AND TECHNOLOGY FUND                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                   CLASS O
                                                     -------------------------------------------------------------------
                                                                                                    SEVEN
                                                                   FIVE MONTHS     YEAR ENDED      MONTHS     AUGUST 6,
                                                     YEAR ENDED       ENDED          MAY 31,        ENDED    2001(3) TO
                                                     OCTOBER 31,   OCTOBER 31,   ---------------   MAY 31,   OCTOBER 31,
                                                        2005         2004(1)      2004     2003    2002(2)      2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $        3.48          3.62       3.08     3.83     3.90        4.93
Income (loss) from investment operations:
Net investment loss                              $       (0.03)        (0.02)     (0.04)   (0.03)   (0.02)      (0.02)
Net realized and unrealized gain (loss) on
  investments                                    $        0.39         (0.12)      0.58    (0.72)   (0.05)      (1.01)
Total from investment operations                 $        0.36         (0.14)      0.54    (0.75)   (0.07)      (1.03)
Net asset value, end of period                   $        3.84          3.48       3.62     3.08     3.83        3.90
TOTAL RETURN(4)                                  %       10.34         (3.87)     17.53   (19.58)   (1.80)     (20.89)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $      15,702        11,808     11,509    1,935      610          30
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)   %        1.75          1.75       1.80     1.75     1.75        1.75
Gross expenses prior to expense
  reimbursement(5)                               %        2.10          2.04       2.23     3.04     2.60        2.61
Net investment loss after expense
  reimbursement(5)(6)                            %       (1.04)        (1.53)     (1.61)   (1.48)   (1.73)      (1.36)
Portfolio turnover rate                          %         128            48        121       28       59         175

(1) The Fund changed its fiscal year end to October 31.

(2) The Fund changed its fiscal year end to May 31.

(3) Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5) Annualized for periods less than one year.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

FINANCIAL HIGHLIGHTS                                   INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the period ending October 31, 2001 and the years ending October 31, 2003 through 2005, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ending October 31, 2002, the financial statements have been audited by other independent registered public accounting firms.

                                                                                        CLASS O
                                                                 -----------------------------------------------------
                                                                               YEAR ENDED                   AUGUST 1,
                                                                               OCTOBER 31,                 2001(2) TO
                                                                 ---------------------------------------   OCTOBER 31,
                                                                  2005        2004       2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $      7.42       6.57       5.45     7.28        8.41
Income (loss) from investment operations:
Net investment income (loss)                                 $      0.10*      0.05       0.02     0.01*      (0.01)
Net realized and unrealized gain (loss) on investments       $      1.36       0.89       1.11    (1.84)*     (1.12)
Total from investment operations                             $      1.46       0.94       1.13    (1.83)      (1.13)
Less distributions from:
Net investment income                                        $      0.05       0.09       0.01       --          --
Total distributions                                          $      0.05       0.09       0.01       --          --
Net asset value, end of period                               $      8.83       7.42       6.57     5.45        7.28
TOTAL RETURN(3)                                              %     19.80      14.50      20.87   (25.14)     (13.44)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $    31,125     13,981      4,546      854          18
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)               %      1.60       1.60       1.60     1.61        1.60
Gross expenses prior to expense reimbursement(4)             %      1.79       1.83       2.04     1.98        1.60
Net investment income (loss) after expense
  reimbursement(4)(5)                                        %      1.18       0.59       0.43     0.17       (0.39)
Portfolio turnover rate                                      %       102        144        102      299         222

(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less then one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

INDEX PLUS LARGECAP FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS O
                                                                   -----------------------------------------------
                                                                                              SEVEN
                                                                         YEAR ENDED          MONTHS     AUGUST 1,
                                                                           MAY 31,            ENDED    2001(2) TO
                                                                   -----------------------   MAY 31,   OCTOBER 31,
                                                                    2005     2004    2003    2002(1)      2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period                            $    14.26    12.33   13.76    13.83       15.66
Income (loss) from investment operations:
Net investment income                                          $     0.15     0.09    0.09     0.07        0.07
Net realized and unrealized gain (loss) on investments         $     1.03     1.94   (1.40)   (0.02)      (1.90)
Total from investment operations                               $     1.18     2.03   (1.31)    0.05       (1.83)
Less distributions from:
Net investment income                                          $     0.17     0.10    0.12     0.12          --
Total distributions                                            $     0.17     0.10    0.12     0.12          --
Net asset value, end of period                                 $    15.27    14.26   12.33    13.76       13.83
TOTAL RETURN(3)                                                %     8.27    16.50   (9.46)    0.34      (11.69)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   37,242   20,068   4,854    1,119          18
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)      %     0.93     0.94    0.95     0.94        0.91
Gross expenses prior to expense reimbursement/recoupment(4)    %     0.93     0.93    0.97     0.94        0.91
Net investment income after expense
  reimbursement/recoupment(4)(5)                               %     1.06     0.75    0.91     0.50        0.58
Portfolio turnover rate                                        %       78       79     112       87         117

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualize for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

FINANCIAL HIGHLIGHTS                                      INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS O
                                                                   -----------------------------------------------
                                                                                              SEVEN
                                                                         YEAR ENDED          MONTHS     AUGUST 1,
                                                                           MAY 31,            ENDED    2001(2) TO
                                                                   -----------------------   MAY 31,   OCTOBER 31,
                                                                    2005     2004    2003    2002(1)      2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $    14.52    11.69   12.97    11.04       12.42
Income (loss) from investment operations:
Net investment income                                          $     0.04     0.02    0.02     0.03        0.03
Net realized and unrealized gain (loss) on investments         $     1.83     2.83   (1.20)    1.95       (1.41)
Total from investment operations                               $     1.87     2.85   (1.18)    1.98       (1.38)
Less distributions from:
Net investment income                                          $     0.02     0.02      --     0.05          --
Net realized gain from investments                             $     0.06       --    0.10       --          --
Total distributions                                            $     0.08     0.02    0.10     0.05          --
Net asset value, end of period                                 $    16.31    14.52   11.69    12.97       11.04
TOTAL RETURN(3)                                                %    12.91    24.38   (9.06)   17.94      (11.11)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   32,350   20,705   4,658    2,020          30
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)      %     1.00     1.00    0.99     1.00        1.00
Gross expenses prior to expense reimbursement/recoupment(4)    %     0.99     1.11    1.38     1.31        1.50
Net investment income after reimbursement/recoupment(4)(5)     %     0.29     0.33    0.29     0.15        0.28
Portfolio turnover rate                                        %       93      112     128      190         181

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

INDEX PLUS SMALLCAP FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS O
                                                                   -----------------------------------------------
                                                                                              SEVEN
                                                                         YEAR ENDED          MONTHS     AUGUST 1,
                                                                           MAY 31,            ENDED    2001(2) TO
                                                                   -----------------------   MAY 31,   OCTOBER 31,
                                                                    2005     2004    2003    2002(1)      2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $    14.82    11.47   12.85    10.79       12.03
Income (loss) from investment operations:
Net investment income                                          $     0.02     0.00*   0.00*      --          --
Net realized and unrealized gain (loss) on investments         $     2.27     3.35   (1.25)    2.06       (1.24)
Total from investment operations                               $     2.29     3.35   (1.25)    2.06       (1.24)
Less distributions from:
Net realized gain from investments                             $     0.53       --    0.13       --          --
Total distributions                                            $     0.53       --    0.13       --          --
Net asset value, end of period                                 $    16.58    14.82   11.47    12.85       10.79
TOTAL RETURN(3)                                                %    15.52    29.21   (9.67)   19.18      (10.31)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   28,992   17,369   2,333    1,113          41
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %     1.00     0.99    0.98     1.00        1.00
Gross expenses prior to expense reimbursement(4)               %     1.12     1.39    2.37     2.11        2.10
Net investment income (loss) after reimbursement(4)(5)         %     0.13    (0.04)  (0.01)    0.01       (0.16)
Portfolio turnover rate                                        %       83      126     129       61         118

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

 *  Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS                      ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS A
                                                                 ----------------------------------------------------
                                                                                             SEVEN
                                                                        YEAR ENDED          MONTHS      YEAR ENDED
                                                                         MAY 31,             ENDED      OCTOBER 31,
                                                                 ------------------------   MAY 31,   ---------------
                                                                  2005     2004     2003    2002(1)    2001     2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $    10.63     9.66    10.24     9.86     11.65    11.67
Income (loss) from investment operations:
Net investment income                                        $     0.15     0.11     0.11     0.06      0.21     0.35
Net realized and unrealized gain (loss) on investments       $     0.81     0.96    (0.59)    0.53     (1.76)    0.43
Total from investment operations                             $     0.96     1.07    (0.48)    0.59     (1.55)    0.78
Less distributions from:
Net investment income                                        $     0.15     0.10     0.10     0.21      0.24     0.27
Net realized gain from investments                           $       --       --       --       --        --     0.53
Total distributions                                          $     0.15     0.10     0.10     0.21      0.24     0.80
Net asset value, end of period                               $    11.44    10.63     9.66    10.24      9.86    11.65
TOTAL RETURN(2)                                              %     9.09    11.13    (4.59)    6.01    (13.53)    7.02
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $   65,955   58,366   51,521   39,763    32,912   32,868
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)               %     1.20     1.20     1.20     1.20      1.20     1.20
Gross expenses prior to expense reimbursement(3)             %     1.29     1.33     1.50     1.42      1.36     1.33
Net investment income after reimbursement(3)(4)              %     1.37     1.04     1.21     1.08      2.02     2.29
Portfolio turnover rate                                      %      275      288      277      129       204      239

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS A
                                                                 ----------------------------------------------------
                                                                                             SEVEN
                                                                        YEAR ENDED          MONTHS      YEAR ENDED
                                                                         MAY 31,             ENDED      OCTOBER 31,
                                                                 ------------------------   MAY 31,   ---------------
                                                                  2005     2004     2003    2002(1)    2001     2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $    10.48     9.22    10.05     9.52     11.93    12.06
Income (loss) from investment operations:
Net investment income                                        $     0.11     0.07     0.06     0.04      0.13     0.25
Net realized and unrealized gain (loss) on investments       $     0.95     1.28    (0.87)    0.62     (2.40)    0.71
Total from investment operations                             $     1.06     1.35    (0.81)    0.66     (2.27)    0.96
Less distributions from:
Net investment income                                        $     0.11     0.09     0.02     0.13      0.14     0.20
Net realized gain from investments                           $       --       --       --       --        --     0.89
Total distributions                                          $     0.11     0.09     0.02     0.13      0.14     1.09
Net asset value, end of period                               $    11.43    10.48     9.22    10.05      9.52    11.93
TOTAL RETURN(2)                                              %    10.17    14.71    (8.02)    6.94    (19.23)    8.34
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $   52,992   45,103   38,801   26,925    23,011   25,131
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)               %     1.25     1.25     1.25     1.25      1.25     1.25
Gross expenses prior to expense reimbursement(3)             %     1.39     1.38     1.64     1.50      1.41     1.35
Net investment income after reimbursement(3)(4)              %     1.03     0.73     0.92     0.60      1.23     1.51
Portfolio turnover rate                                      %      224      222      236      149       242      248

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                       CLASS A
                                                                 ----------------------------------------------------
                                                                                             SEVEN
                                                                        YEAR ENDED          MONTHS      YEAR ENDED
                                                                         MAY 31,             ENDED      OCTOBER 31,
                                                                 ------------------------   MAY 31,   ---------------
                                                                  2005     2004     2003    2002(1)    2001     2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $    10.07     9.49     9.74     9.71     10.62    10.48
Income (loss) from investment operations:
Net investment income                                        $     0.21     0.14     0.16     0.11      0.29     0.42
Net realized and unrealized gain (loss) on investments       $     0.57     0.55    (0.28)    0.29     (0.86)    0.34
Total from investment operations                             $     0.78     0.69    (0.12)    0.40     (0.57)    0.76
Less distributions from:
Net investment income                                        $     0.20     0.11     0.13     0.37      0.34     0.28
Net realized gain from investments                           $       --       --       --       --        --     0.34
Total distributions                                          $     0.20     0.11     0.13     0.37      0.34     0.62
Net asset value, end of period                               $    10.65    10.07     9.49     9.74      9.71    10.62
TOTAL RETURN(2)                                              %     7.77     7.30    (1.12)    4.24     (5.50)    7.65
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $   32,698   31,488   29,223   23,120    20,973   18,220
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)               %     1.15     1.15     1.15     1.15      1.15     1.15
Gross expenses prior to expense reimbursement(3)             %     1.37     1.42     1.65     1.56      1.50     1.44
Net investment income after reimbursement(3)(4)              %     1.90     1.38     1.82     1.99      3.05     3.44
Portfolio turnover rate                                      %      327      372      286      101       165      195

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

WHERE TO GO FOR MORE INFORMATION
YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the SEC.

Please write, call, or visit our websites for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other information about the Funds.

To make shareholder inquiries contact:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

1-866-BUY-FUND (866-289-3863)

Or visit the Distributor's website for a free copy of the Funds' Prospectus or SAI at www.ingdirect.com.

Or visit the Funds' website for a free copy of the Funds' annual/semi-annual shareholder reports at www.ingfunds.com.

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's internet website at WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352
  ING Balanced Fund
  ING International Growth Fund
  ING Global Science and Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Income Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2006

                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                            Scottsdale, AZ 85258-2034
                                 (800) 992-0180

  ING Global Science and Technology Fund ("Global Science and Technology Fund")
           ING International Growth Fund ("International Growth Fund")

                  CLASS A, CLASS B, CLASS C AND CLASS I SHARES

     This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively the "Funds") of ING Series Fund, Inc. ("Company"). A prospectus or prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") for the Funds dated February 28, 2006, which provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds' principal underwriter, ING Funds Distributor, LLC ("Distributor"), at the address listed above. This SAI is not a Prospectus, but is incorporated herein by reference, and should be read in conjunction with the current Prospectuses, each dated February 28, 2006, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

     The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Funds' financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated October 31, 2005, are incorporated herein by reference. Copies of the Funds' Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Funds at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectus, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS

HISTORY OF THE COMPANY                                                         3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENT AND RISK                           4
FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES                              44
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES                                 47
MANAGEMENT OF THE FUNDS                                                       49
CODE OF ETHICS                                                                60
PROXY VOTING PROCEDURES                                                       60
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    61
ADVISER                                                                       62
ADVISORY FEES                                                                 62
EXPENSE LIMITATION AGREEMENT                                                  63
SUB-ADVISERS                                                                  64
RULE 12B-1 PLANS                                                              70
ADMINISTRATOR                                                                 72
CUSTODIAN                                                                     73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 73
TRANSFER AGENT                                                                73
BROKERAGE ALLOCATION AND TRADING POLICIES                                     73
PURCHASE AND REDEMPTION OF SHARES                                             75
NET ASSET VALUE                                                               81
DISTRIBUTOR                                                                   90
CALCULATION OF PERFORMANCE DATA                                               91
PERFORMANCE COMPARISONS                                                       93
FINANCIAL STATEMENTS                                                          94
APPENDIX A                                                                    95

                             HISTORY OF THE COMPANY

The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed series:

                                    FUND NAME

                         Brokerage Cash Reserves
                         ING Aeltus Money Market Fund
                         ING Balanced Fund
                         ING Classic Index Plus Fund
                         ING Equity Income Fund
                         ING Global Science and Technology Fund
                         ING Growth Fund
                         ING Index Plus LargeCap Fund
                         ING Index Plus MidCap Fund
                         ING Index Plus SmallCap Fund
                         ING International Growth Fund
                         ING Small Company Fund
                         ING Strategic Allocation Balanced Fund
                         ING Strategic Allocation Growth Fund
                         ING Strategic Allocation Income Fund

     INCORPORATION. The Company was incorporated under the laws of the state of Maryland on June 17, 1991.

     SERIES AND CLASSES. The Company currently offers multiple series. Only Global Science and Technology Fund and International Growth Fund are offered through this SAI and the corresponding Prospectuses.

     The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to:
(a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class A, B, C and I shares are offered through this SAI and the corresponding Prospectuses.

     CAPITAL STOCK. Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that the Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of each Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of a Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     VOTING RIGHTS. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

     SHAREHOLDER MEETINGS. The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

     1940 ACT CLASSIFICATION. The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

              SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENT AND RISK

DIVERSIFICATION

     Each Fund is "diversified" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

     The table on the following pages identifies various securities and investment techniques used by the adviser or sub-advisers in managing the Funds described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that either of the Funds will achieve their investment objectives. The Funds' policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy. See each Fund's fundamental investment restrictions for further information.

                                                            GLOBAL SCIENCE AND     INTERNATIONAL
                        INVESTMENTS                           TECHNOLOGY FUND       GROWTH FUND
------------------------------------------------------------------------------------------------
EQUITY INVESTMENTS
      Common Stock                                                  X                 X
      Convertible Securities                                        X                 X
      Preferred Stock                                               X                 X
      Synthetic Convertible Securities(1)                           X
      IPOs                                                          X                 X
FOREIGN AND EMERGING MARKET INVESTMENTS
      ADRs / EDRs/ GDRs                                             X                 X
      Eurodollar/Yankee Dollar Instruments(2)                       X                 X
      Eurodollar Convertible Securities(2)                          X                 X
      Foreign and Emerging Market Securities                        X                 X
      Foreign Bank Obligations(2)                                   X                 X
      Foreign Currency Exchange Transactions(7)                     X                 X
      Foreign Mortgage-Related Securities(2)                        X                 X
      International Debt Securities                                 X                 X
      Sovereign Debt Securities                                     X                 X
      Supranational Agencies(2),(3)                                 X                 X
FIXED-INCOME INVESTMENTS
      ARMs                                                          X                 X
      Asset-Backed Securities (non-Mortgage)(2)                     X                 X
      Banking Industry Obligations/Short-Term                       X                 X
      Investments(2)
      Credit-Linked Notes(2)                                        X                 X
      Debt Securities                                               X                 X
      Floating or Variable Rate Instruments(2)                      X                 X
      GICs(2)                                                       X                 X
      Government Trust Certificates(2)                              X                 X
      GNMA Certificates(2)                                          X                 X
      High Yield Securities(4)                                      X                 X
      Mortgage-Related Securities(2)                                X                 X
      Municipal Securities(2)                                       X                 X
      Municipal Lease Obligations(2)                                X                 X
      Savings Association Obligations(2),(5)                        X                 X
      Tax Exempt Industrial Development Bonds and                   X                 X
      Pollution Control Bonds
      Interest/Principal Only Stripped Mortgage Backed              X                 X
      Securities(2)
      U. S. Government Securities(2),(5)                            X                 X
      Zero Coupon and Pay-In-Kind(2)                                X                 X
OTHER INVESTMENTS
      Derivatives(9)                                                X                 X
         DEALER OPTIONS(6)                                          X                 X
         FINANCIAL FUTURES CONTRACTS AND RELATED                    X                 X
         OPTIONS(6)
         FORWARD CURRENCY CONTRACTS(6)                              X                 X
         FOREIGN FUTURE CONTRACTS AND FOREIGN OPTIONS(7)            X                 X
         FORWARD FOREIGN CURRENCY CONTRACTS(7)                      X                 X
         INDEX-, CURRENCY-, AND EQUITY-LINKED                       X                 X
         SECURITIES(6)
         OPTIONS ON FUTURES(6)                                      X                 X
         OVER THE COUNTER OPTIONS(6)                                X                 X
         PUT AND CALL OPTIONS(6),(8)                                X                 X
         STOCK INDEX OPTIONS(6)                                     X                 X
         STRADDLES(6)                                               X                 X
          WARRANTS                                                  X                 X
      Other Investment Companies                                    X                 X
      Private Funds                                                 X                 X
      Real Estate Securities                                        X                 X

                                                            GLOBAL SCIENCE AND     INTERNATIONAL
                        INVESTMENTS                           TECHNOLOGY FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------
      Restricted and Illiquid Securities                            X                 X
      TBA Sale Commitments                                          X                 X
INVESTMENT TECHNIQUES
     Borrowing                                                      X                 X
     Portfolio Hedging                                              X                 X
     Lending of Portfolio Securities                                X                 X
     Repurchase Agreements                                          X                 X
     Reverse Repurchase Agreements and Dollar Rolls                 X                 X
     Securities, Interest Rate and Currency Swaps(9)                X                 X
     Short Sales                                                    X                 X
     Temporary Defensive and Short-Term Positions                   X                 X
     When-Issued Securities and Delayed Delivery                    X                 X
     Transactions

(1) A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.
(2) The Funds may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.
(3) Other than for temporary and defensive or cash management purposes each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.
(4) Each Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or if unrated, considered by the sub-adviser to be of comparable quality).
(5) The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

(6) For purposes other than hedging, each Fund will invest no more than 5% of its assets in such instruments. With respect to futures, the 5% limit is calculated with reference to the national value of the futures contracts.

(7)  A Fund may only invest in such instruments for the purposes of hedging.
(8) Each Fund is prohibited from having written put and call options outstanding at any one time on more than 30% of its total assets. Each Fund will not write a put if it will require more than 50% of a Fund's net assets to be designated to cover all put obligations. Each Fund may not buy options if more than 3% of its assets immediately following such purchase would consist of put options. Each Fund may purchase and sell put and call options on equity securities only to close out positions previously opened. Each Fund will not write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). Each Fund may purchase put options when the adviser or sub-adviser, believed that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.
(9) A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

     COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for Global Science and Technology Fund, which may concentrate, such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

     Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

     "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

INITIAL PUBLIC OFFERINGS

     Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

     The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

     The effect of an IPO investment can have a magnified impact on a Fund's performance when the Fund's asset bases are small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size and, therefore, have a more limited effect on the Fund's performance.

     There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for a Fund to realize a profit.

FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, GLOBAL DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

     American Depositary Receipts ("ADRs"), Global Depositary ("GDRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. These securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities, ADRs are typically designed for U.S. investors and held either in physical form or in book entry form. EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically, these securities are traded on the Luxembourg exchange in Europe. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U. S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

EURODOLLAR CONVERTIBLE SECURITIES

     Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

FOREIGN AND EMERGING MARKET SECURITIES

     Securities of foreign issuers have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U. S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Although each Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by a Fund on these investments.

     The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FOREIGN BANK OBLIGATIONS

     Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds' portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN MORTGAGE-RELATED SECURITIES

     Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

     International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. Each Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of each Fund's investment income may be received or realized in foreign currencies, a Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Exchange Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund if it invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of that Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Funds' investments in certain foreign banks and other financial institutions.

     Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

RISKS OF INVESTING IN FOREIGN SECURITIES

Investments in foreign securities involve certain inherent risks, including the following:

     Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     Taxes. The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

     Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

     Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in echange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issed by other emerging countries.

SUPRANATIONAL AGENCIES

     Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED-INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

ASSET-BACKED SECURITIES (NON-MORTGAGE)

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the

Funds must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

     The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

     The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS/SHORT-TERM INVESTMENTS

     Banking industry obligations include certificates or deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in its Prospectuses, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yeild Securities" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa- from Moody's or BBB- from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB-have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

CREDIT-LINKED NOTES

     A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for either Fund in accordance to each Fund's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Funds cannot assure that it can implement a successful strategy regarding this type of investments.

DEBT SECURITIES

     Each Fund may invest in debt securities. The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

FLOATING OR VARIABLE RATE INSTRUMENTS

     Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) a Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. Each Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. Each Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS


     Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GOVERNMENT TRUST CERTIFICATES

     Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES

     Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S. Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

     GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which a Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to a Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, a Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in a Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). The adviser or aub-adviser each does not believe that a Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

     High yield securities are debt securities that are rated lower than "Baa-" by Moody's Investors Service or "BBB-" by Standard & Poor's Corporation, or of comparable quality if unrated.

     High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

     High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value ("NAV"). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

     The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

RISKS ASSOCIATED WITH HIGH-YIELD SECURITIES:

     The medium- to lower-rated and unrated securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

     HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset value. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

     PAYMENT EXPECTATIONS. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

     LIQUIDITY AND VALUATION RISKS. Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

     TAXATION. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the sub-adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of each Fund's investment objective may be more dependent on the sub-adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE-RELATED SECURITIES

     The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by GNMA, FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U.S. Government Securities."

     Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and a Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

     CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

RISKS OF MORTGAGE RELATED INVESTMENT. Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.


MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, municipal securities debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS. These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     SHORT-TERM MUNICIPAL OBLIGATIONS - These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SAVINGS ASSOCIATION OBLIGATIONS

     The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.


TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

     Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

     Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

U. S. GOVERNMENT SECURITIES

     Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. Government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment. A Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. Government securities backed by the full faith and credit of the United States.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

OTHER INVESTMENTS

DERIVATIVES

     Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, a Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

     A Fund might not employ any of the strategies described below, and not assurance can be given that any strategy used will succeed. If the adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of relates investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause a Fund to realize higher amounts of short-term capital gains generally cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

DEALER OPTIONS

     Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if that Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, that Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While a Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund might be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds' ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC takes the position that purchased dealer options are illiquid securities. Each Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, a Fund will treat dealer options as subject to that

Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     Each Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

     Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

     The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

     When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund may not be successful and that Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken.

     Investments in futures contracts on fixed-income securities involve the risk that if an adviser's or a sub-adviser's judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, a Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

     Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Funds' futures contracts. A margin deposit is intended to assure the Funds' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

     When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

     Each Fund can buy and write (sell) options on futures contracts.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require that Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Funds' ability to effectively hedge its portfolio, or the relevant portion thereof.

     The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FORWARD CURRENCY CONTRACTS

     Each Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, a Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Funds' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS

     Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association
(NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool a Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, a Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by a Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

     FOREIGN CURRENCY OPTIONS. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put and call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     SWAP TRANSACTIONS. The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" above.

FORWARD FOREIGN CURRENCY CONTRACTS

     Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. A Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each of the Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

     "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500(R) Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the sub-adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

OPTIONS ON FUTURES

     A futures option gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Fund.

OVER-THE-COUNTER OPTIONS

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. Each Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, a Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser. Under these special arrangements, a Fund will enter into contracts with primary dealers that provide that a Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a Fund. Under such circumstances, a Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Funds' repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, a Fund might pay more to repurchase the OTC Option contract than a Fund would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

     A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. Each Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.

     Each Fund will not write call options on when-issued securities. A Fund purchases call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. Each Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that a Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

     When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

     An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

     Each Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or [market indices] is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Funds' obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

     In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date.

This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

     If a put option is sold by a Fund, a Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

     The purchase of put options may be used to protect the Funds' holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by a Fund when it does not hold the underlying security.

     The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. Each Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

STOCK INDEX OPTIONS

     Stock Index options include put and call options with respect to the S&P 500(R) and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the adviser or each sub-adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. The Funds purchase put or call options only with respect to an index which the adviser or each sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

     A Straddle, which may be used for hedging purposes, is a combinations of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

OTHER INVESTMENT COMPANIES

     An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of a Fund bear their proportionate share of the underlying investment companies' fees and expenses.

     EXCHANGE-TRADED FUNDS ("ETFs"). An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, a Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETF's, shareholders of a Fund bear their proportionate share of the underlying ETF's fees and expenses.

     HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs"). HOLDRs are trust-issued receipts that represent the Funds' beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Funds' investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

PRIVATE FUNDS

     U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, a Fund's ability to invest in them will be limited. In addition, a Fund's shareholders will remain subject to a Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of a Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of a Fund's entire investment in the Private Fund.

     Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

     The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact a Fund significantly. However, each Fund bears any expenses incurred by the trust. In addition, a Fund assumes the liquidity risks generally associated the privately offered pooled investments.

     Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

     A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

     Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

REAL ESTATE SECURITIES

     Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

     Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest in a restricted security or an illiquid security if the sub-adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TO BE ANNOUNCED SALE COMMITMENTS

     Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. Each Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, a Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

                              INVESTMENT TECHNIQUES

BORROWING

     A Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

PORTFOLIO HEDGING

     Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives." Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, it may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.

     RISKS ASSOCIATED WITH HEDGING TRANSACTIONS. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the adviser's or sub-adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause a Fund to hold a security it might otherwise sell.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     In addition, a Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce a Fund's NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

     RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, a Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Funds' total assets. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. A Fund might experience a loss if the financial institution defaults on the loan. The Fund seeks to mitigate this risk through contracted indemnification upon default.

     The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral or provide to a Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any interest paid on such securities, and a Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

     Repurchase agreements may be considered to be loans by a Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, a Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Funds' rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

     Reverse repurchase agreement transactions involve the sale of U.S. government securities held by a Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Funds' holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, the Funds may engage in dollar roll transaction. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Funds' net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Funds' yield in the manner described above; however, such transactions also increase the Funds' risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

      Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES

     A Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. A Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and a Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. To meet current margin requirements, a Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Funds' return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Funds' net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Funds' long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Funds' obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Funds' total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes" below.

TEMPORARY DEFENSIVE AND SHORT-TERM POSITIONS

     A Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the sub-adviser's determination to do so within the investment guidelines and policies of a Fund; (iii) to permit a Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. Each Fund will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

     In order to secure prices or yields deemed advantageous at the time a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. Each Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. A Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. A Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but a Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than a Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     The following investment restrictions are fundamental which means they may be changed only with the approval of the holders of a majority of each Fund's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of each Fund's shares present at a shareholders' meeting of which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy; or (2) more than 50% of the outstanding voting securities.

     The investment objective of each Fund is fundamental and may not be changed without a shareholder vote.

     As a matter of fundamental policy, each Fund may not:

1. Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Funds' total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

2. Concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Funds' investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Further, Global Science and Technology Fund will classify science and technology stocks as separate industries according to service type, including, but not limited to, semiconductors, biotechnology, pharmaceuticals, telecom, and internet software and services;

3. Make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Funds' total assets;

4. Issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with the Funds' investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exceptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

5. Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

6. Invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

7. Borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of the Funds' assets fails to meet the 300% asset coverage requirement relative only to leveraging, a Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

8. Act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, a Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 ("1933 Act").

     The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. Each Fund:

1. Will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of a Fund, as described in this SAI and in the Prospectuses (except for Global Science and Technology Fund);

2. Will not invest in companies for the purpose of exercising control or management;

3. Will not purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

4. Will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The applicable adviser or sub-adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

5. Will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by a sub-adviser to be of comparable quality); and

6. May invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

     With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Bloomberg Industry Group for International Growth Fund and Standard Industrial Classification ("SIC") Codes for Global Science and Technology Fund. Each sub-adviser believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

     Global Science and Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and global technology sectors in a number of countries outside the United States. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                               PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however, the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Funds. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

     The rate of portfolio turnover for Global Science and Technology increased during the fiscal year ended May 31, 2004 partially due to the restructuring of a Fund following the change in sub-adviser to BlackRock on January 1, 2004. In addition, the increase was due to the fact that BlackRock has a more active strategy than the previous sub-adviser. A Fund may engage in frequent trading of portfolio securities to achieve its primary investment strategies. The decrease in the portfolio turnover from the fiscal year ended May 31, 2004 to the five month period ended October 31, 2004 is due to the fact that the five month period does not reflect a complete fiscal year period.

     The portfolio turnover was slightly higher for International Growth Fund for the fiscal year ended October 31, 2004 as the sub-adviser rebalanced the portfolio to incorporate certain changes it made to the underlying model in February 2004. That rebalancing inflated annualized turnover by an estimated 25%. On an annual recurring basis portfolio turnover is expected to remain in the 80% to 120% range.

     The rate of portfolio turnover increased for the International Growth Fund during the 2004 fiscal year as the sub-adviser rebalanced the Fund in February 2004 to incorporate certain changes made to the underlying stock selection process. That rebalancing inflated the annual turnover by an estimated 25%. The turnover rate experienced in fiscal year 2005 reflects turnover levels more indicative of expectations for the strategy going forward given normal market conditions.

                  DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES

     Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, each Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.G., the Funds will post the quarter-ending June 30 holdings on August 1).

     Each Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute each Fund's shares and most third parties may receive a Fund's annual or semi-annual shareholder reports, or view on ING's website, a Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, a Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund's disclosure of its portfolio holdings may include disclosure:

   - To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;
   - To financial printers for the purpose of preparing Fund regulatory filings;
   - For the purpose of due diligence regarding a merger or acquisition;
   - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;
   - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's (such agencies may receive more data from the Funds than is posted onto the Funds' website);
   - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;
   - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;
   - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or
   - To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Funds' Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's adviser, sub-advisers, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of a Fund's administrator to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds' administrator reports quarterly to the Board regarding the implementation of the Policies.

     Each Fund has the following ongoing arrangements with certain third parties to provide a Fund's full portfolio holdings:

                                                                                             TIME LAG BETWEEN
                                                                                           DATE OF INFORMATION
                                                                                           AND DATE INFORMATION
PARTY                                     PURPOSE                   FREQUENCY                     RELEASED
---------------------------------------------------------------------------------------------------------------
Societe Generale                 Class B shares financing       Weekly                              None
Constellation

Institutional Shareholder        Proxy Voting                   Daily                               None
Services, Inc.                   & Class Action
                                 Services

Charles River Development        Compliance                     Daily                               None

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders The Funds' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's legal department. All waivers and exceptions involving any of the Funds will be disclosed to the Funds' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                             MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director of the Company.

                                                                                       NUMBER OF
                                       TERM OF                                         FUNDS IN
                                      OFFICE AND                                       FUND
                       POSITION(S)    LENGTH OF                                        COMPLEX
NAME, ADDRESS AND       HELD WITH        TIME      PRINCIPAL OCCUPATION(S) DURING THE  OVERSEEN BY  OTHER BOARD MEMBERSHIPS HELD BY
       AGE                FUND        SERVED (1)              PAST 5 YEARS             DIRECTOR(2)             DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
J. SCOTT FOX (3)      Director       December      Vice Chairman and Chief Operating       40       The Greater Hartford Arts
7337 East Doubletree                 1997 -        Officer, ING Investment                          Council (July 2002 - Present).
Ranch Road                           Present       Management, LLC (September 2002 -
Scottsdale, AZ 85258                               Present); President and Chief
Age: 51                                            Executive Officer (April 2001 -
                                                   Present); Managing Director and
                                                   Chief Operating Officer, ING
                                                   Investment Management CO. (April
                                                   1994 - April 2001).

                                                                                       NUMBER OF
                                       TERM OF                                         FUNDS IN
                                      OFFICE AND                                       FUND
                       POSITION(S)    LENGTH OF                                        COMPLEX
NAME, ADDRESS AND       HELD WITH        TIME      PRINCIPAL OCCUPATION(S) DURING THE  OVERSEEN BY  OTHER BOARD MEMBERSHIPS HELD BY
       AGE                FUND        SERVED (1)              PAST 5 YEARS             DIRECTOR(2)             DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS J.             Director       April 2002 -  Chief Executive Officer, ING US         40       Equitable Life Insurance Co.,
MCINERNEY(4)(5)                      Present       Financial Services (January 2005                 Golden American Life Insurance
7337 East Doubletree                               - Present); General Manager and                  Co., Life Insurance Company of
Ranch Rd.                                          Chief Executive Officer, US                      Georgia, Midwestern United
Scottsdale, Arizona                                Financial Services (December 2003                Life Insurance Co., ReliaStar
85258                                              - December 2004); Chief Executive                Life Insurance Co., Security
Age: 49                                            Officer, ING US Financial                        Life of Denver, Security
                                                   Services (September 2001 -                       Connecticut Life Insurance
                                                   December 2003); and General                      Co., Southland Life Insurance
                                                   Manager and Chief Executive                      Co., USG Annuity and Life
                                                   Officer, US Worksite Financial                   Company, and United Life and
                                                   Services (December 2000 -                        Annuity Insurance Co.;
                                                   September 2001).                                 Ameribest Life Insurance Co.,;
                                                                                                    First Columbine Life Insurance
                                                                                                    Co.,; and Metro Atlanta Chamber
                                                                                                    of Commerce (January 2003 -
                                                                                                    Present)

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

DR. ALBERT E.         Director       June 1998 -   Professor of Economics and              40       President-Elect, Academy of
DEPRINCE, JR.                        Present       Finance, Middle Tennessee State                  Economics and Finance
7337 East Doubletree                               University (August 1991 -                        (February 2005 - Present);
Ranch Road                                         present.) and Director, Business                 First Vice President, Academy
Scottsdale, AZ 85258                               and Economic Research Center,                    of Economic and Finance
Age: 64                                            (August 1999-August 2002.)                       (February 2004 - February
                                                                                                    2005); Second Vice President,
                                                                                                    Academy of Economics and
                                                                                                    Finance (February 2003 -
                                                                                                    February 2004); Academy of
                                                                                                    Economics and Finance
                                                                                                    (February 2002 - February
                                                                                                    2003); Executive Committee,
                                                                                                    International Atlantic
                                                                                                    Economic Society (October 2002
                                                                                                    - October 2005); and Tennessee
                                                                                                    Tax Structure Commission
                                                                                                    (December 2002 - December
                                                                                                    2004)

MARIA T. FIGHETTI     Director       April 1994 -  Retired. Formerly, Attorney, New        40       None
7337 East Doubletree                 Present       York City Department of Mental
Ranch Road                                         Health (July 1973 - October
Scottsdale, AZ 85258                               2002) and Associate Commissioner
Age: 62                                            (1995 - 2002)

SIDNEY KOCH           Director       April 1994 -  Self-Employed Consultant (January       40       Northwest Center for the Arts,
7337 East Doubletree                 Present       1993 - Present)                                  Torrington, CT.
Ranch Road
Scottsdale, AZ 85258
Age: 70

CORINE T. NORGAARD    Director       June 1991 -   President, Thompson Enterprises         40       Mass Mutual Corporate
7337 E. Doubletree                   Present       (October 2004 - Present).                        Investors (April 1997 -
Ranch Road                                         Formerly, Dean of the Barney                     Present); Advest Trust Company
Scottsdale, AZ 85258                               School of Business, University of                (1998 - Present); Director,
Age: 68                                            Hartford, (August 1996 - June                    Connecticut Health Foundation
                                                   2004).                                           (2002 - Present).

EDWARD T. O'DELL      Director       June 2002 -   Retired. Formerly,                      40       None
7337 East Doubletree                 Present       Partner/Chairman, Financial
Ranch Rd.                                          Service Group, Goodwin Procter
Scottsdale, AZ 85258                               LLP (June 1966 - September 2000).
Age: 70

JOSEPH E. OBERMEYER   Director       January 2003  President, Obermeyer & Associates,      40       None
7337 East Doubletree                 - Present     Inc. (November 1999 - Present).
Ranch Road
Scottsdale, AZ 85258
Age: 48

          (1) Directors serve until their successors are duly elected and qualified.
          (2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
          (3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with ING Investment Management Co., sub-adviser to International Growth Fund, and an affiliate of ING Investments, LLC.
          (4) Mr. McInerney is deemed to be an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the distributor, ING Funds Distributor, LLC.
          (5) Mr. McInerney is also a director of the following investment companies; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, and ING Partners, Inc. therefore, for the purpose of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

OFFICERS

     Information about the Funds' officers are set forth in the table below:

NAME, ADDRESS AND         POSITIONS HELD WITH                 TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING
AGE                       THE COMPANY                         TIME SERVED                            THE LAST FIVE YEARS (1)
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY         President, Chief Executive Officer  March 2002 - Present          President and Chief Executive Officer,
7337 East Doubletree      and Chief Operating Officer                                       ING Investments, LLC (2) (December -
Ranch Rd.                                                                                   Present). Formerly, Senior Executive
Scottsdale, Arizona                                                                         Vice President and Chief Operating
85258                                                                                       Officer, ING Investments, LLC (2)
Age: 56                                                                                     (April 1995 - December 2000); and
                                                                                            Executive Vice President, ING
                                                                                            Investments, LLC (2) (May 1998 - June
                                                                                            2000).

MICHAEL J. ROLAND         Executive Vice President            April 2002 - Present          Executive Vice President (December 2001
7337 East Doubletree                                                                        - Present) and, Chief Financial Officer
Ranch Rd.                                                                                   (October 2004 - Present) ING
Scottsdale, Arizona                                                                         Investments, LLC(2), Formally, Chief
85258                                                                                       Compliance Officer and Treasurer,
Age: 47                                                                                     (December 2001 - March 2005); Senior
                                                                                            Vice President ING Investments, LLC(2)
                                                                                            (June 1998 - December 2001).

STANLEY D. VYNER          Executive Vice President            March 2002 - Present          Executive Vice President, ING
7337 East Doubletree                                                                        Investments, LLC (2) (July 2000 -
Ranch Rd.                                                                                   Present) and Chief Investment Risk
Scottsdale, Arizona                                                                         Officer (January 2003 - Present);
85258                                                                                       Formerly, Chief Investment Officer of
Age: 55                                                                                     the International Portfolios, ING
                                                                                            Investments, LLC (2) (August 2000 -
                                                                                            January 2003); and, Chief
                                                                                            Executive Officer, ING Investments,
                                                                                            LLC (2) (August 1996 - August 2000).

JOSEPH M. O'DONNELL       Chief Compliance Officer            November 2004 - Present       Chief Compliance Officer of the ING
7337 East Doubletree                                                                        Funds (November 2004 - Present).
Ranch Rd.                                                                                   Formerly, Vice President, Chief Legal
Scottsdale, Arizona                                                                         Counsel, Chief Compliance Officer and
85258                                                                                       Secretary of Atlas Securities, Inc.,
Age: 51                                                                                     Atlas Advisers, Inc. and Atlas Funds
                                                                                            (October 2001 - October 2004); and
                                                                                            Chief Operating Officer and General
                                                                                            Counsel of Matthews International
                                                                                            Capital Management LLC and Vice
                                                                                            President and Secretary of Matthews
                                                                                            International Funds (August 1999 - May
                                                                                            2001).

NAME, ADDRESS AND         POSITIONS HELD WITH                 TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING
AGE                       THE COMPANY                         TIME SERVED                            THE LAST FIVE YEARS (1)
-----------------------------------------------------------------------------------------------------------------------------------

TODD MODIC                Senior Vice President,              March 2005 - Present          Senior Vice President, ING Funds
7337 East Doubletree      Chief/Principal Financial Officer                                 Services, LLC (3) (April 2005 -
Ranch Rd.                                                                                   Present). Formerly, Vice President,
Scottsdale, Arizona                                                                         Financial Reporting, Fund Accounting of
85258                                                                                       ING Funds Services, LLC (3) (September
Age: 38                                                                                     2002 - March 2005); Director of
                                                                                            Financial Reporting, ING Investments,
                                                                                            LLC (2) (March 2001 - September 2002);
                                                                                            and Director of Financial Reporting,
                                                                                            Axient Communications, Inc. (May 2000 -
                                                                                            January 2001).

ROBERT S. NAKA            Senior Vice President               March 2002 - Present          Senior Vice President and Assistant
7337 East Doubletree      and Assistant Secretary                                           Secretary, ING Funds Services, LLC, (3)
Ranch Rd.                                                                                   (December 2001 - Present). Formerly,
Scottsdale, Arizona                                                                         Senior Vice President, ING Fund
85258                                                                                       Services, LLC (3) (August 1999 - October
Age: 42                                                                                     2001).

KIMBERLY A. ANDERSON      Senior Vice President               December 2003 - Present       Senior Vice President, ING Investments,
7337 East Doubletree                                                                        LLC(2) (October 2003 - Present).
Ranch Rd.                                                                                   Formerly, Vice President and Assistant
Scottsdale, Arizona                                                                         Secretary, ING Investments, LLC(2)
85258                                                                                       (October 2001 - October 2003); Assistant
Age: 41                                                                                     Vice President, ING Funds Services, LLC
                                                                                            (3) (November 1999 - January 2001).

THERESA K. KELETY         Secretary                           September 2003 - Present      Counsel, ING U.S. Legal Services (April
7337 East Doubletree                                                                        2003 - Present). Formerly, Senior
Ranch Rd.                                                                                   Associate with Shearman & Sterling
Scottsdale, Arizona                                                                         (February 2000 - April 2003)
85258
AGE: 43

ROBYN L. ICHILOV          Vice President and Treasurer        March 2002 - Present          Vice President, ING Funds Services, LLC
7337 East Doubletree                                                                        (3) (October 2001 - Present) and ING
Ranch Rd.                                                                                   Investments, LLC (2) (August 1997 -
Scottsdale, Arizona                                                                         Present).
85258
Age: 38

NAME, ADDRESS AND         POSITIONS HELD WITH                 TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING
AGE                       THE COMPANY                         TIME SERVED                            THE LAST FIVE YEARS (1)
-----------------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER       Vice President                      March 2003 - Present          Vice President, and Chief Compliance
7337 East Doubletree                                                                        Officer, ING Funds Distributor, LLC (4)
Ranch Rd.                                                                                   (July 1995 - Present); and Vice
Scottsdale, Arizona                                                                         President, ING Investments, LLC
85258                                                                                       (February 1996 - Present); Chief
Age: 52                                                                                     Compliance Officer, ING Investments,
                                                                                            LLC (October 2001 - October 2004).

MARIA M. ANDERSON         Vice President                      September 2004 - Present      Vice President, ING Funds Services, LLC
7337 East Doubletree                                                                        (3) (September 2004 - Present).
Ranch Rd.                                                                                   Formerly, Assistant Vice President, ING
Scottsdale, Arizona                                                                         Funds Services, LLC (October 2001 -
85258                                                                                       September 2004); and Manager of Fund
Age: 47                                                                                     Accounting and Fund Compliance, ING
                                                                                            Investments, LLC (September 1999 -
                                                                                            October 2001).

MARY GASTON               Vice President                      March 2005 - Present          Vice President, ING Funds Services, LLC
7337 East Doubletree                                                                        (3) (April 2005 - Present). Formerly,
Ranch Rd.                                                                                   Assistant Vice President, Financial
Scottsdale, Arizona                                                                         Reporting, ING Investments, LLC (2)
85258                                                                                       (April 2004 - April 2005); Manager,
Age: 39                                                                                     Financial Reporting, ING Investments,
                                                                                            LLC (2) (August 2002 - April 2004); and
                                                                                            Controller, Z Seven Fund, Inc. and
                                                                                            Ziskin Asset Management, Inc. (January
                                                                                            2000 - March 2002).

SUSAN KINENS              Assistant Vice President            March 2003 - Present          Assistant Vice President, ING Funds
7337 East Doubletree                                                                        Services, LLC (3) (December 2002 -
Ranch Rd.                                                                                   Present); and has held various other
Scottsdale, Arizona                                                                         positions with ING Funds Services, LLC
85258                                                                                       for more than the last five years.
Age: 29

KIMBERLY K. PALMER        Assistant Vice President            September 2004 - Present      Assistant Vice President, ING Funds
7337 East Doubletree                                                                        Services, LLC (3) (August 2004 -
Ranch Rd.                                                                                   Present). Formerly, Manager,
Scottsdale, Arizona                                                                         Registration Statements, ING Funds
85258                                                                                       Services, LLC (3) (May 2003 - August
Age: 48                                                                                     2004); Associate Partner, AMVESCAP PLC
                                                                                            (October 2000 - May 2003); and Director
                                                                                            of Federal Filings and Blue Sky Filings,
                                                                                            INVESCO Funds Group, Inc. (March 1994 -
                                                                                            May 2003).

NAME, ADDRESS AND         POSITIONS HELD WITH                 TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING
AGE                       THE COMPANY                         TIME SERVED                            THE LAST FIVE YEARS (1)
-----------------------------------------------------------------------------------------------------------------------------------
HUEY P. FALGOUT, JR.      Assistant Secretary                 September 2003 - Present      Chief Counsel, ING U.S. Legal Services
7337 East Doubletree                                                                        (September 2003 - Present). Formerly,
Ranch Rd.                                                                                   Counsel ING U.S. Legal Services
Scottsdale, Arizona                                                                         (November 2002 - September 2003); and
85258                                                                                       Associate General Counsel, AIG American
Age: 42                                                                                     General (January 1999 - November 2002).

ROBIN R. NESBITT          Assistant Secretary                 September 2004 - Present      Supervisor, Board Operations, ING Funds
7337 East Doubletree                                                                        Services, LLC(3) (August 2003 -
Ranch Rd.                                                                                   Present). Formerly, Senior Legal
Scottsdale, Arizona                                                                         Analyst, ING Funds Services, LLC(3)
85258                                                                                       (August 2002 - August 2003); Associate,
Age: 32                                                                                     PricewaterhouseCoopers (January 2001 -
                                                                                            August 2001); and Paralegal, McManis,
                                                                                            Faulkner & Morgan (May 2000 - December
                                                                                            2000).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD

The Board of Directors ("Board") governs each Fund and is responsible for protecting the interests of shareholders. The Board is comprised of experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each of the Funds, and review each Fund's performance.

FREQUENCY OF BOARD MEETINGS

The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMMITTEES

     The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of each Fund to review the scope of each Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee operates pursuant to a charter approved by the Board. The Audit Committee currently consists of: Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Dr. Norgaard currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2005.

     The Board has formed a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the adviser or any affiliated entity has an actual or potential conflict of interest with a Fund or its shareholders. The Contracts Committee operates pursuant to a charter approved by the Board. The Contracts Committee currently consists of: Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contracts Committee held five (5) meetings during the fiscal year ended October 31, 2005.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee operates pursuant to a charter approved by the Board. The Nominating Committee currently consists of: Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee has in place a policy by which it will consider nominees by shareholders. Shareholders wishing to submit a nomination for director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund) in writing to the Nominating Committee, c/o the Secretary of the Fund, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended October 31, 2005.

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee operates pursuant to a charter approved by the Board. The Valuation Committee currently consists of: Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended October 31, 2005.

     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state securities laws. The Compliance Committee operates pursuant to a charter approved by the Board. The Compliance Committee currently consists of: Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson and Mr. O'Dell currently serves as Vice Chairperson of the Committee. The Committee meets as needed. The Compliance Committee held three (3) meetings during the fiscal year ended October 31, 2005.

DIRECTOR OWNERSHIP OF SECURITIES

                     Set forth below is the dollar range of
                    equity securities owned by each Director.

                                              DOLLAR RANGE OF EQUITY
                                           SECURITIES IN EACH FUND AS OF
                                                 DECEMBER 31, 2005                  AGGREGATE DOLLAR RANGE
                                         ---------------------------------        OF EQUITY SECURITIES IN ALL
                                              GLOBAL                                REGISTERED INVESTMENT
                                            SCIENCE &      INTERNATIONAL            COMPANIES OVERSEEN BY
                                            TECHNOLOGY        GROWTH                DIRECTOR IN FAMILY OF
             NAME OF DIRECTOR                  FUND            FUND                  INVESTMENT COMPANIES
           --------------------------------------------------------------------------------------------------
           INDEPENDENT DIRECTORS
            Albert E. DePrince, Jr.            None           None                     Over $100,000(1)
            Maria T. Fighetti                  None           None                     Over $100,000(1)
            Sidney Koch                        None           None                        $1-$10,000
            Edward T. O'Dell                   None           None                    Over $100,000 (1)
            Joseph E. Obermeyer                None           None                   $50,001-$100,000 (1)
            Corine T. Norgaard                 None           None                      Over $100,000
           DIRECTORS WHO ARE "INTERESTED PERSONS"
            Thomas McInerney                   None           None                      Over $100,000
            Scott Fox                    $10,001-$50,000      None                      Over $100,000

               (1)  Held in a deferred compensation account.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Fund's adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with ING Investments or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2005.

                             NAME OF OWNERS
                            AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
     NAME OF DIRECTOR         TO DIRECTOR          COMPANY         TITLE OF CLASS       SECURITIES         CLASS
--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.            N/A               N/A                N/A                $   --           N/A
Maria T. Fighetti                  N/A               N/A                N/A                $   --           N/A
Sidney Koch                        N/A               N/A                N/A                $   --           N/A
Corine T. Norgaard                 N/A               N/A                N/A                $   --           N/A
Edward T. O'Dell                   N/A               N/A                N/A                $   --           N/A
Joseph Obermeyer                   N/A               N/A                N/A                $   --           N/A

COMPENSATION OF DIRECTORS

     Each Fund pays each Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $2,500 per attendance of any committee meeting (except the Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except the Contracts Committee) not held in conjunction with a meeting of the Board; (v) $1,000 per telephonic meeting; (vi) $25,000 annual fee to the Chairperson of the Contracts Committee, $10,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $12,500 annual fee to the Vice Chairperson of the Contracts Committee and $5,000 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the adviser for which the Directors serve in common as Directors.

     The following table sets forth information provided by the Funds' adviser regarding compensation of Directors by each Fund and other funds managed by ING Investments, LLC and its affiliates for the fiscal year ended October 31, 2005. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Fund or any other funds managed by ING Investments LLC, or its affiliates. None of these Officers or Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                            AGGREGATE COMPENSATION FROM       PENSION OR
                                                     THE FUNDS                RETIREMENT
                                          ------------------------------       BENEFITS
                                          GLOBAL SCIENCE                      ACCRUED AS      TOTAL COMPENSATION FROM
                                               AND                              PART OF         THE COMPANY AND FUND
             NAME OF PERSON                 TECHNOLOGY     INTERNATIONAL         FUND             COMPLEX PAID TO
                POSITION                      FUND          GROWTH FUND        EXPENSES             DIRECTORS(1)
---------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.(2)                  $     619         $   564            N/A              $      137,875
Director
Maria T. Fighetti(2)                        $     338         $   384            N/A              $       86,000
Director, Chairman Audit Committee
Sydney Koch                                 $     661         $   603            N/A              $      147,250
Director, Chairman Contract Committee

                                            AGGREGATE COMPENSATION FROM       PENSION OR
                                                     THE FUNDS                RETIREMENT
                                          ------------------------------       BENEFITS
                                          GLOBAL SCIENCE                      ACCRUED AS      TOTAL COMPENSATION FROM
                                               AND                              PART OF         THE COMPANY AND FUND
             NAME OF PERSON                 TECHNOLOGY     INTERNATIONAL         FUND             COMPLEX PAID TO
                POSITION                      FUND          GROWTH FUND        EXPENSES             DIRECTORS(1)
---------------------------------------------------------------------------------------------------------------------
Corine Norgaard                             $     783         $   731            N/A              $     176,000
Director, Chairman Audit Committee
Joseph E. Obermeyer(2)                      $     396         $   348            N/A              $      88,500
Director
Edward T. O'Dell(2)                         $     365         $   319            N/A              $      81,000
Director


(1) Represents compensation from 43 funds (total in complex as of October 31, 2005).
(2) During the fiscal year ended October 31, 2005, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $30,000, $0, $50,000, and $30,110, respectively, of their compensation from the Fund Complex.

The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, PROVIDED that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS

     The Funds, ING Investments, the Sub-Advisers, and the Distributor have adopted a code of ethics ("Code of Ethics") or written supervisory procedures governing personal trading activities of all Directors and Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by a Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against each Fund that may arise from personal trading of securities that may be purchased or held by the Funds or the Funds' shares. The Code of Ethics also prohibits short-term trading of each Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The Sub-Advisers have each adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The proxy voting procedures and guidelines delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to ING Investments, the Board has also approved ING Investments' proxy voting procedures, which require ING Investments to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of February 1, 2006, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of each Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the Funds addressed herein, except as set forth below.


                                                                       CLASS AND
                                                                         RECORD       PERCENTAGE         PERCENTAGE
         FUND                             ADDRESS                      OWNERSHIP       OF CLASS            OF FUND
---------------------------------------------------------------------------------------------------------------------
                                   ING National Trust
  Global Science and              Central Valuation Unit              Class A           43.00%            20.40%
      Technology                   Attn: Gordon Elrod
                                 151 Farmington Avenue
                                Hartford, CT 06101-5900

                         ING Life Insurance and Annuity Company
  Global Science and             151 Farmington Avenue                Class A           14.37%            6.70%
      Technology                Hartford, CT 06101-5900

                                  First Clearing, LLC
                                WBNA Collateral Account
  Global Science and                FBO Peter DePaul                  Class C           14.30%            0.80%
      Technology                    1750 Walnut Road
                             Blue Bell, Pennsylvania 19422

                            Reliance Trust Company Customer
                                    FBO ING Americas
  Global Science and       Deferred Compensation Savings Plan         Class I           74.31%            2.02%
      Technology               P.O. Box 48529, Suite 200
                              Atlanta, Georgia 30362-1529

                                   ING National Trust
                                 Central Valuation Unit
  ING International                Attn: Gordon Elrod                 Class A           68.13%            49.40%
        Growth                   151 Farmington Avenue
                                Hartford, CT 06101-5900

                             Citigroup Global Markets, Inc.
  ING International        Attention: Peter Booth, 7th Floor          Class B           8.73%             0.75%
        Growth                     333 W. 34th Street
                             New York, New York 10001-2402

                          MFPF & S for the Sole Benefit of its
                                       Customers
  ING International          Attention: Fund Administration           Class B           8.54%             0.73%
        Growth                 4800 Deer Lake Drive East
                                       3rd Floor
                            Jacksonville, Florida 32246-6484

                          RPM 003 Palmetto Pathology Services
                           Profit Sharing Plan Dated 11-17-95
  ING International                   P.O. Box 250                    Class C           5.90%             0.22%
        Growth                   Church Street Station
                             New York, New York 10008-0250

                         ING Life Insurance and Annuity Company
  ING International              Central Valuation Unit               Class I           5.70%             0.87%
        Growth                   151 Farmington Avenue
                                Hartford, CT 06156-0001

                       Marcus Sebastain Huber & Richard L. Huber
  ING International                      JTWROS                       Class I           8.25%             1.25%
        Growth                     139 W. 78th Street
                             New York, New York 10024-6702

                                     ADVISER

     The investment adviser for each Fund is ING Investments, LLC ("Adviser" or "ING Investments"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): BlackRock Advisors Inc. ("BlackRock") as the Sub-Adviser to Global Science and Technology Fund and ING Investment Management Co. ("ING IM") as the Sub-Adviser to International Growth Fund. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal executive offices of ING Groep are located at Strawinskylaan 2631,1077 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.

     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as adviser to all the Funds.

     ING Investments serves pursuant to an investment management agreement ("Investment Advisory Agreement") between ING Investments and the Company, on behalf of the Funds. The Investment Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Adviser has delegated certain management responsibilities to BlackRock and ING IM. The Adviser oversees the investment management of the Sub-Advisers for the Funds.

     The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Advisory Agreement provides that ING Investments is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

     After an initial term of two years, the Investment Advisory Agreement and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or a Sub-Adviser as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

     For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Funds' semi-annual shareholder report dated April 30.

                                  ADVISORY FEES

     ING Investments bears the expense of providing its services and pays the fees of BlackRock and ING IM. For its services, each Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

FUND                ANNUAL ADVISER FEE
Global Science       1.050% on the first $500 million of the Fund's average daily net assets,
and                  1.025% on the next $500 million of the Fund's average daily net assets and
Technology           1.000% on the Fund's average daily net assets in excess of $1 billion.

International        0.850% on the first $250 million of the Fund's average daily net assets,
Growth               0.800% on the next $250 million of the Fund's average daily net assets,
                     0.775% on the next $250 million of the Fund's average daily net assets,
                     0.750% on the next $1.25 billion of the Fund's average daily net assets and
                     0.700% on the Fund's average daily net assets in excess of $2 billion.

TOTAL ADVISORY FEES PAID

The following tables set forth the total amounts the Funds paid to ING Investments for the last three fiscal years.

For the fiscal year ended October 31, the advisory fees paid to ING Investments are as follows:

                                                                                 TOTAL
             YEAR                           FUND NAME                        ADVISORY FEES
             ----                           ---------                        -------------
             2005                Global Science and Technology                $    750,041
             2005                International Growth                         $    577,442
             2004                Global Science and Technology                $    306,717(1)
             2004                International Growth                         $    554,712
             2003                International Growth                         $    530,854


(1) Global Science and Technology Fund changed its fiscal year end from May 31 to October 31. The amount shown represents the advisory fees paid for the five month period from June 1, 2004 through October 31, 2004.

For the fiscal year ended May 31 of each year, the advisory fees paid to ING Investments are as follows:

                                                                                 TOTAL
             YEAR                           FUND NAME                        ADVISORY FEES
             ----                           ---------                        -------------
             2004              Global Science and Technology                  $    753,147
             2003              Global Science and Technology                  $    160,156

                          EXPENSE LIMITATION AGREEMENT

     ING Investments has entered into an expense limitation agreement with each Fund, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of each Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of a Fund's business) and expenses of any counsel or other persons or services retained by a Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of ING Investments do not exceed the following expense limitations:

FUND                                           CLASS A         CLASS B          CLASS C         CLASS I
----                                           -------         -------          -------         -------
Global Science and Technology                   1.75%           2.50%            2.50%           1.50%
International Growth                            1.60%           2.35%            2.35%           1.35%

     Each Fund set forth above may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     The expense limitation agreement provides that these expense limitations shall continue until March 1, 2007. The expense limitations are contractual and will automatically renew for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement to the lead Independent Director of the Company within ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement. The expense limitation agreement may also be terminated by the Company, without payment of any penalty, upon ninety (90) days prior written notice to ING Investments at its principal place of business.

                                  SUB-ADVISERS

     The Investment Advisory Agreement for each of the Funds provides that ING Investments, with the approval of the Company's Board, may select and employ investment advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-advisers' investment programs and results, and coordinate the investment activities of the sub-advisers to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Advisers, and executive salaries and expenses of the Directors and Officers of the Company who are employees of ING Investments or its affiliates. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory agreements.

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-annual shareholder reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of ING Investments or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by ING Investments, the Board, on behalf of each a Fund, or the shareholders of such Fund upon 60 days' prior written notice. The Sub-Advisory Agreements continue in effect through December 31, 2006 for both International Growth Fund and Global Science and Technology Fund and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreements or "interested persons" (as defined in the 1940 Act) of any such party.

     On May 24, 2002 the SEC an Exemptive Relief Order permitting ING Investments to enter into a new investment sub-advisory agreements on behalf of Global Science and Technology Fund with a non-affiliated sub-adviser or materially amend an existing Sub-Advisory Agreement subject to the approval of Global Science and Technology Fund's Board (including a majority of Independent Directors), but without shareholder approval. In accordance with the exemptive order received from the SEC, an information statement describing any Sub-Adviser changes will be provided to shareholders within ninety (90) days of the change. ING Investments remains responsible for providing general management services to Global Science and Technology Fund, including overall supervisory responsibility for the general management services to Global

Science and Technology Fund, including overall supervisory responsibility for the general management and investment of Global Science and Technology Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set Global Science and Technology Fund's overall investment strategies; (ii) evaluate, select and recommend a sub-adviser to manage all or part of Global Science and Technology Fund's assets; (iii) when appropriate, allocate and reallocate Global Science and Technology Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with Global Science and Technology Fund's investment objectives, policies and restrictions.

     Pursuant to a Sub-Advisory Agreement between ING Investments and BlackRock, BlackRock serves as Sub-Adviser to Global Science and Technology Fund. BlackRock has served as Sub-Adviser since January 1, 2004. Prior to January 1, 2004, AIC Asset Management, LLC ("AIC") served as Sub-Adviser. In this capacity, BlackRock, subject to the supervision and control of ING Investments and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. BlackRock's address is 100 Bellevue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S.

     Pursuant to a Sub-Advisory Agreement between ING Investments and ING IM, ING IM acts as Sub-Adviser to the International Growth Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. ING IM's address is 230 Park Avenue, New York 10169. ING IM is an indirect wholly-owned subsidiary of ING Groep.

     As compensation to each Sub-Adviser for its services, ING Investments pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of each Fund's average daily net assets managed during the month:

                                SUB-ADVISORY FEES


FUND                          ANNUAL SUB-ADVISORY FEE
Global Science and            0.50% on the first $200 million of the Fund's average daily net assets,
Technology(1)                 0.45% on the next $300 million of the Fund's average daily net assets,
                              0.40% on the Fund's average daily net assets in excess of $500 million

International Growth          0.383% on the first $250 million of the Fund's average daily net assets,
                              0.360% on the next $250 million of the Fund's average daily net assets,
                              0.349% on the next $250 million of the Fund's average daily net assets,
                              0.338% on the next $1.25 billion of the Fund's average daily net assets and
                              0.315% on the Fund's average daily net assets in excess of $2 billion.


          (1) For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc. a registered investment company that is not a party to this Sub-Advisory Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Sub-Adviser based on relative net assets.

TOTAL SUB-ADVISORY FEES PAID

     For the fiscal year ended October 31, the Adviser paid Black Rock and ING IM in their capacity as Sub-Advisers, sub-advisory fees as follows:


     YEAR        FUND NAME                                                 SUB-ADVISORY FEES PAID
     ----        ---------                                                 ----------------------
     2005        Global Science and Technology                             $        294,832
     2005        International Growth                                      $        332,201
     2004        Global Science and Technology                             $         54,007(1)
     2004        International Growth                                      $        249,620
     2003        International Growth                                      $        238,884
     2002        International Growth                                      $        182,904(2)

     (1) Global Science and Technology Fund changed its fiscal year end from May 31 to October 31. The amount shown represents sub-advisory fees paid for the four month period from June 1, 2004 through October 31, 2004.
     (2)  For the period March 1, 2002 through October 31, 2002.

          For the period January 1, 2004 through May 31, 2004, the Adviser paid BlackRock in its capacity as Sub-Adviser sub-advisory fees as follows:

                  FUND                                                     SUB-ADVISORY FEES PAID
                  ----                                                     ----------------------
   Global Science and Technology Fund(1)                                            $     270,290

   (1) On January 1, 2004, BlackRock Advisors, Inc. became Sub-Adviser to Global Science and Technology Fund.

          For the period April 26, 2003 to December 31, 2003, Global Science and Technology Fund paid AIC a monthly fee in arrears equal to 0.35% as a percentage of the Fund's average daily net assets. Prior to April 26, 2003, Global Science and Technology paid AIC a monthly fee in arrears equal to 0.50% as a percentage of the Fund's average daily net assets. For the period April 26, 2003 to December 31, 2003, Global Science and Technology Fund paid AIC as Sub-Adviser $151,905.

          For the fiscal year ended May 31, 2003, ING Investments paid AIC sub-advisory fees of $69,161 for its services to Global Science and Technology Fund.

PORTFOLIO MANAGERS

INTERNATIONAL GROWTH FUND

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2005.


                    REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                    COMPANIES                           VEHICLES                            OTHER ACCTS
                    ---------------------------------------------------------------------------------------------------------
  PORTFOLIO         NUMBER OF                           NUMBER OF                           NUMBER OF
   MANAGER          ACCOUNTS        TOTAL ASSETS        ACCOUNTS         TOTAL ASSETS       ACCOUNTS*       TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Carl Ghielen            11         $  484,000,000          0                  N/A             2           $   143,000,000
Martin Jansen            8         $  222,015,632          1           $   94,897,864         2           $   146,447,634

     *None of the accounts managed are subject to performance fees.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION

     ING IM compensation paid to portfolio managers consists of (a) fixed base salary and (b) bonus, which is based on, 3 and 5 year pre-tax performance of the accounts the portfolio manager, is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and, in certain cases, revenue growth of the accounts he or she is responsible for, and (c) long-term equity awards tied to the performance of the parent company, ING Groep.

     The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM employs defined indices, (I.E., the MSCI EAFE(R) Index) and, where applicable, peer groups and set performance goals to appropriately reflect requirements for the portfolio manager. The measures for the portfolio manager are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and, in certain circumstances, year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by the portfolio manager. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the portfolio manager's scorecards.

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

         If the portfolio manager's fixed base salary compensation exceeds a particular threshold he may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

         The following table shows the dollar range of shares of the International Growth Fund owned by the portfolio managers as of October 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                                   DOLLAR RANGE OF SECURITIES OF THE FUND
    PORTFOLIO MANAGER              OWNED
    ---------------------------------------------------------------------
    Carl Ghielen                   None
    Martin Jansen                  None

GLOBAL SCIENCE AND TECHNOLOGY FUND

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2005.


                    REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                    COMPANIES                     VEHICLES                    OTHER ACCTS
                    ------------------------------------------------------------------------------------
PORTFOLIO           NUMBER OF                     NUMBER OF                   NUMBER OF
MANAGER             ACCOUNTS   TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS
--------------------------------------------------------------------------------------------------------
Thomas P. Callan        9      $ 2,520,000,000        3       $ 140,000,000       3(1)    $ 585,000,000
Erin Xie                4      $   727,000,000        2       $ 112,000,000       0       $           0
Jean Rosenbaum          5      $ 1,204,000,000        0       $           0       1       $  27,000,000


(1) One of these accounts with total assets of $452 million is subject to performance fees.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

         BlackRock Advisors, Inc. ("BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

         Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. Finally, Mr. Callan manages a $522 million account that is subject to a performance fee.

COMPENSATION

         BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a fixed base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

LONG-TERM RETENTION AND INCENTIVE PLAN (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Mr. Callan, Ms. Rosenbaum and Ms. Xie have received awards under the LTIP.

DEFERRED COMPENSATION PROGRAM - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior portfolio managers, including Mr. Callan and Ms. Rosenbaum, is mandatorily deferred in a similar manner for a number of years.

OPTIONS AND RESTRICTED STOCK AWARDS - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Callan and Ms. Rosenbaum have been granted stock options in prior years, and Mr. Callan participates in BlackRock's restricted stock program.

INCENTIVE SAVINGS PLANS - The PNC Financial Services Group, Inc., which owns approximately 62% (on a fully diluted basis) of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of Mr. Callan, Ms. Xie, and Ms. Rosenbaum are eligible to participate in these plans.

ANNUAL INCENTIVE COMPENSATION - The annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall pre-tax performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. For the members of BlackRock's Global Opportunities team, including Mr. Callan and Ms. Xie and Ms. Rosenbaum, the relevant benchmark is a combination of market benchmarks (including the Standard & Poor's/Citigroup Extended Market Index Global Ex-US Index, the Standard & Poor's/Citigroup Extended Market Index, the Russell 3000(R) Healthcare Index, and the Pacific Stock Exchange Technology 100 Index) and client specific benchmarks (in this case, the Pacific Stock Exchange Technology 100(R) Index). In addition, some of the annual incentive compensation of Mr. Callan may include a portion of the performance fees paid by certain accounts and funds that he manages.

         Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

As of October 31, 2005, the end of the Fund's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

                        DOLLAR RANGE OF SECURITIES OF THE FUND
PORTFOLIO MANAGER       OWNED
--------------------------------------------------------------
Thomas Callan           None
Erin Xie                None
Jean Rosenbaum          None

                                RULE 12B-1 PLANS

         Fund shares are distributed by ING Funds Distributor, LLC. With respect to Class A shares of the Funds, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Funds, the Distributor is paid an annual fee at the rate of 1% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Funds, the Distributor is paid an annual fee at the rate of 1% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Funds do not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

         The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

         The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by a vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control of the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

         In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and its shareholders by the Distributor and (3) the Distributor's shareholder distribution-related expenses and costs.

         ING Investments and the Sub-Advisers or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

         Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to the Distributor for the year/period ended October 31, 2005 were as follows:

                  DISTRIBUTION EXPENSES          CLASS A       CLASS B        CLASS C       CLASS I
                  ---------------------          -------       -------        -------       -------
           GLOBAL SCIENCE AND TECHNOLOGY FUND
           Advertising                           $   235            56             18           102
           Printing                              $ 4,474         1,055            349         1,940

           Salaries & Commissions                $  25,939       3,603          1,428         5,810
           Broker Servicing                      $  79,323      31,449         35,976         2,591
           Miscellaneous                         $  14,187       3,757         39,159         1,156
           Total                                 $ 124,158      39,919         76,930        11,599

           INTERNATIONAL GROWTH FUND
           Advertising                           $     395          27             16           102
           Printing                              $   7,496         520            311         1,940
           Salaries & Commissions                $  30,659       1,799          1,185         5,810
           Broker Servicing                      $  88,847       6,821         13,645         2,591
           Miscellaneous                         $  15,005       1,170          2,390         1,178
           Total                                 $ 142,402      10,336         17,555        11,621

                                  ADMINISTRATOR

         ING Funds Services, LLC ("ING Funds Services" or "Administrator") serves as administrator for each of the Funds pursuant to various Administration Agreements with the Company. The Administrator is an affiliate of ING Investments. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by ING Investments under the Investment Advisory Agreement, the Sub-Advisers under the applicable Sub-Advisory Agreements, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for monitoring the Funds in compliance with applicable legal requirements and the investment policies and restrictions of the Funds.

The Administrative Services Agreement may be cancelled by the Board, without payment of any penalty, by a majority of the Directors/Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the Company.

         The Administrator receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.

ADMINISTRATIVE FEES PAID

For the fiscal year ended October 31, administrative service fees were paid as follows:

                                                                        TOTAL
                                                                   ADMINISTRATIVE
          YEAR               FUND                                   SERVICES FEES
                             ----                                   -------------
          2005               Global Science and Technology            $ 57,147
          2005               International Growth                     $ 54,347
          2004               Global Science and Technology(1)         $ 23,369
          2004               International Growth                     $ 52,208
          2003               International Growth                     $ 49,963

          (1) Global Science and Technology changed its fiscal year end from May 31, to October 31. The amount shown represents administrative service fees paid for the four month period from June 1, 2004 through October 31, 2004.

For the fiscal year ended May 31, administrative service fees were paid as follows:

                                                                        TOTAL
                                                                    ADMINISTRATIVE
          YEAR               FUND                                   SERVICES FEES
                             ----                                   -------------
          2004               Global Science and Technology           $     57,383
          2003               Global Science and Technology           $     12,203


          (1) Reflects the eighth-month period from November 1, 2001 through May 31, 2002.

                                    CUSTODIAN

         The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of each of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

         Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                                 TRANSFER AGENT

         DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer and dividend-paying agent to the Funds.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

         Subject to the supervision of the Board, the Sub-Advisers are responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is the Sub-Advisers' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

         The Sub-Advisers receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of a Fund and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to a Fund as a component of other research services. The Sub-Advisers consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of the Sub-Adviser, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, the Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Advisers in servicing all of its accounts; not all such services will be used by the Sub-Advisers to benefit the Funds. The Adviser or Sub-Advisers may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to a Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Funds, and not the Adviser or Sub-Advisers.

         Consistent with federal law, the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of a Sub-Adviser as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Sub-Advisers' opinion as to which services and which means of payment are in the long-term best interests of their clients.

         Each Sub-Adviser may buy or sell the same security at or about the same time for a Fund and another advisory client of the Sub-Adviser, including clients in which affiliates of the Sub-Advisers have an interest. The Sub-Advisers normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows*:

         For the fiscal year ended October 31, brokerage commissions were paid as follows:

          YEAR      FUND                                                COMMISSIONS
          ----      ----                                                -----------
          2005      Global Science and Technology                        $ 385,205
          2005      International Growth                                 $ 247,997
          2004      Global Science and Technology(1)                     $ 191,252
          2004      International Growth                                 $ 302,035
          2003      International Growth                                 $ 586,473


          (1) Global Science and Technology changed its fiscal year end from May 31 to October 31. The amount shown represents the brokerage commissions paid for the five month period from June 1, 2004 through October 31, 2004.

----------
* The Funds do not have any affiliated brokerage arrangements.

         For the fiscal year ended May 31, brokerage commissions were paid as follows:

            YEAR      FUND                                                COMMISSIONS
            ----      ----                                                -----------
            2004      Global Science and Technology                        $ 431,711
            2003      Global Science and Technology                        $  59,897

         For the fiscal year ended October 31, brokerage commissions in the amounts listed below were paid to firms that also provided research, statistical, or other services to the Adviser:

       YEAR          FUND                                                       COMMISSION
       ----          ----                                                       ----------
       2005          Global Science and Technology                              $   84,309
       2005          International Growth                                       $        0
       2004          Global Science and Technology (1)                          $   65,570
       2004          International Growth                                       $        0
       2003          International Growth                                       $        0

     (1) Global Science and Technology changed its fiscal year end from May 31 to October 31. The amount shown represents the commissions paid because of research services for the four month period from June 1, 2004 through October 31, 2004.

         For the fiscal year ended May 31, brokerage commissions in the amounts listed below were paid to firms that also provided research, statistical, or other services to the Adviser:

       YEAR          FUND                                                       COMMISSION
       ----          ----                                                       ----------
       2004          Global Science and Technology                              $  200,674

         The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

         During the fiscal year ended October 31, 2005, the following Funds acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of fiscal year ended October 31, 2004:

FUND                                  SECURITY DESCRIPTION                      MARKET VALUE
----                                  --------------------                      ------------
Global Science and Technology         None                                      $          0
International Growth                  Deutsche Bank AG                          $    903,118
International Growth                  UBS AG                                    $  1,242,178

                        PURCHASE AND REDEMPTION OF SHARES

         A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Class A, Class B, Class C, or Class I shares' respective Prospectuses under "Shareholder Guide."

         Class I shares of the Company are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and

Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

         Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

         If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

         Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

         Each Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

         Purchases and exchanges should be made for investment purposes only. Each Fund reserves the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

FRONT-END SALES CHARGE WAIVERS

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

     1.  Redemptions from any ING -advised Fund if you:
            - Originally paid a front-end sales charge on the shares and
            - Reinvest the money within 90 days of the redemption date.

Each Fund's front-end sales charges will also not apply to Class A purchases by:

     1. Employees of ING Groep and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of the Distributor or any affiliated broker-dealer

         (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

     2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either
         (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

     3. Certain trust companies and bank trust departments investing on behalf of their clients.

     4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

     5. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

     6.  Registered investment companies.

     7.  Insurance companies (including separate accounts).

     8. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

     9.  Certain executive deferred compensation plans.

CONTINGENT DEFERRED SALES CHARGE

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

     - redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and
     - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption

CDSC WAIVERS

The CDSC will be waived for:

     -   exchanges to other Funds of the same class;
     - redemptions following the death or disability of the shareholder or beneficial owner;
     - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;
     -   tax-free returns of excess contributions from employee benefit plans;
     - distributions from employee benefit plans, including those due to plan termination or plan transfer; and
     - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

            - are limited annually to no more than 12% of the original account value;
            -  are made in equal monthly amounts, not to exceed 1% per month;
               and

           - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

LETTER OF INTENT

     You may qualify for a reduced sales charge when you buy Class A shares as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the Funds acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

     Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

     If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.


RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT

     A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of a Fund already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Funds to determine the front-end sales charge that applies.

     To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

DEALER COMMISSIONS AND OTHER INCENTIVES

     Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

                                               AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
         WHEN YOU INVEST THIS AMOUNT:                         PERCENTAGE OF OFFERING PRICE:
         ----------------------------          ------------------------------------------------------------
                 Under $50,000                                            5.00%
       $50,000 or more but under $100,000                                 3.75%
      $100,000 or more but under $250,000                                 2.75%
      $250,000 or more but under $500,000                                 2.00%
     $500,000 or more but under $1,000,000                                1.75%

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:

                                                         COMMISSION
                                                         ----------
            - on sales of $1 million to $2,499,999         1.00%
            - on sales of $2.5 million to $4,999,999       0.50%
            - on sales of $5 million or greater            0.25%

     For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, the Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

     The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

     In addition, the Adviser may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

     The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

     The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

         The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

     The value of a shareholder's investment will be unaffected by these payments.

     For the fiscal year ended October 31, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                             CLASS A SALES  CLASS A SALES
                                            CHARGES BEFORE  CHARGES AFTER      CLASS B         CLASS C
                                              DEALER RE-      DEALER RE-    DEFERRED SALES  DEFERRED SALES
YEAR   FUND                                   ALLOWANCE       ALLOWANCE        CHARGES         CHARGES
----
2005   Global Science and Technology          $   2,840       $    ---         $  44,044      $     122
2005   International Growth                   $   1,787       $    ---         $   6,056      $      29
2004   Global Science and Technology (1)      $     ---       $    ---         $     ---      $     374
2004   International Growth                   $     ---       $    ---         $     ---      $     884
2003   International Growth                   $ 288,313       $ 37,606         $     ---      $   2,303

(1) Global Science and Technology Fund changed its fiscal year from May 31 to October 31. The amount shown represents the sales charges paid for the four month period from June 1, 2004 through October 31, 2004.

     For the fiscal year ended May 31 the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                             CLASS A SALES  CLASS A SALES
                                            CHARGES BEFORE  CHARGES AFTER      CLASS B         CLASS C
                                              DEALER RE-      DEALER RE-    DEFERRED SALES  DEFERRED SALES
YEAR   FUND                                   ALLOWANCE       ALLOWANCE        CHARGES         CHARGES
----
2004   Global Science and Technology          $  32,775       $  4,275         $     --        $    99
2003   Global Science and Technology          $   8,433       $  1,100         $     --        $    21

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

     The Systematic Investment feature, using the Electronic Funds Transfer ("EFT") capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

     The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

AUTOMATIC CASH WITHDRAWAL PLAN

     A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

CROSS INVESTING

     DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

     SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

     Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

SIGNATURE GUARANTEE

     A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

     A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

     As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the exchange) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Funds' Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

     Options on securities, currencies, futures, and other financial instruments purchased by a Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting a Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in a Fund. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify as a regulated investment company ("RIC") under the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies or net income derived from interest in certain publicly traded partners'; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain and at least 90% of certain tax-exempt interest) each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

     If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. However, although the Fund would not be able to pass through distributions of long-term capital gains to its shareholders under the rules generally applicable to RICs, its distributions may constitute qualified dividends generally taxable to individuals at long-term capital gain rates and may be eligible for the corporate dividends - received deduction (see - DISTRIBUTIONS - below). If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

DISTRIBUTIONS

     Distributions of investment company taxable income (including short-term capital gain) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction, and also may be eligible for federal income taxation at long-term capital gain rates in the case of individual shareholders, to the extent attributable to a Fund's dividend income from U.S. corporations and other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital loss) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time that the Fund's shares have been held by a shareholder. Distribution of short-term capital gains from assets held for one year or less will be taxed as ordinary income. Generally, distributions from a Fund are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gain and on qualified dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the 15% rate. Qualified dividends are generally dividends from taxable domestic corporations and certain qualified foreign corporations, provided that the Fund has held the stock in such corporation for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by a Fund may be treated as having original issue discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general that amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if 75% or more of its gross income is passive income (including dividends, interest, royalties, rents, and certain other types of investment income), or if 50% or more of the company's assets are held for the production of such passive income in a taxable year. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to fund that did not invest in PFIC stock. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will generally be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will generally be treated as ordinary income derived from U.S.

sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-divided. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the Fund's taxable year, if the position is held throughout the 60-day period beginning on the date such transaction is closed and certain other conditions are met.

     Under recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subjected to the lower tax rate applicable to a "qualifying dividend" to instead be taxed at the tax rate of tax applicable to ordinary income.

     Requirements relating to a Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

     If a Fund sells securities short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing and otherwise applicable holding period of security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying companies' fees and expenses.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Capital gain generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the maximum tax rate on long-term gains for individual tax payers is 15%.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

A Fund generally will be required to backup withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                                   DISTRIBUTOR

     Shares of each Fund are distributed by ING Funds Distributor, LLC ( "Distributor") pursuant to an underwriting agreement ("Underwriting Agreement")between the Company and the Distributor, on behalf of the Funds. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized dealer may be deemed to be an "Underwriter" as that term is defined under the 1933 Act. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. ING Funds Distributor, LLC 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of ING Groep and an affiliate of ING.

     The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc; Citistreet Equities LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co, Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments LLC.

     For the fiscal year ended October 31, fees were paid to ING Funds Distributor, LLC as follows:

     YEAR        FUND NAME                                        TOTAL UNDERWRITING FEES PAID
     ----        ---------                                        ----------------------------
     2005        Global Science and Technology                            $  277,149
     2005        International Growth                                     $  179,062
     2004        Global Science and Technology                            $  119,620(1)
     2004        International Growth                                     $  149,666
     2003        International Growth                                     $  124,070

          (1) Global Science and Technology changed its fiscal year end from May 31, to October 31. The amount shown represents the underwriting fees paid for the four month period from June 1, 2004 through October 31, 2004.

          For the fiscal year ended May 31, fees were paid to ING Funds Distributor, LLC as follows:

     YEAR        FUND NAME                                        TOTAL UNDERWRITING FEES PAID
     ----        ---------                                        ----------------------------
     2004        Global Science and Technology                             $  316,701
     2003        Global Science and Technology                             $   56,584

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly of indirectly, from the Funds during each Fund's most recent fiscal year.

                                    NET             COMPENSATION ON
                 NAME OF            UNDERWRITING    REDEMPTIONS AND
                 PRINCIPAL          DISCOUNTS AND   REPURCHASES            BROKERAGE
FUND             UNDERWRITER        COMMISSIONS     (FOR CLASS O SHARES)   COMMISSIONS   OTHER COMPENSATION
-----------------------------------------------------------------------------------------------------------
Global Science   ING Funds          $    2,462.62           N/A            $  2,006.61          N/A
and Technology   Distributor, LLC

International    ING Funds          $    1,723.94           N/A            $    341.49          N/A
Growth           Distributor, LLC

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

     Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                       P (1 + T)(TO THE POWER OF n) = ERV

Where: P   = a hypothetical initial payment of $1,000,
       T   = the average annual total return,
       n   = the number of years, and
       ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

     The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                       P (1 + T)(TO THE POWER OF n) = ATV SUB(D)

Where: P           = a hypothetical initial payment of $1,000,
       T           = the average annual total return (after taxes on
                     distributions),
       n           = the number of years, and
       ATV SUB (D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

         The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                      P (1 + T)(TO THE POWER OF n) = ATV SUB(DR)

Where: P            = a hypothetical initial payment of $1,000,
       T            = the average annual total return (after taxes on
                      distributions),
       n            = the number of years, and
       ATV SUB (DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

DIVIDEND YIELD

     The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against the Fund's income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, Class C, and Class I Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of a Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     In February 1998, the International Growth Fund redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5% applies for all Class B shares redeemed in the first year, declining to 1% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of Fund expenses only, and do not deduct a CDSC. In June 1998, the Fund introduced Class C shares. CDSC applies for all Class C shares redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of Fund expenses only, and do not deduct a CDSC.

     The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended October 31, 2005, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

TOTAL RETURN QUOTATIONS AS OF OCTOBER 31, 2005:

                                                                        SINCE       INCEPTION
              FUND                  1 YEAR     5 YEARS    10 YEARS    INCEPTION       DATE(1)
              ----                  ------     -------    --------    ---------     ----------
GLOBAL SCIENCE AND TECHNOLOGY
Class A                              4.03%     (15.85)%      N/A       (16.45)%      03/01/00
Class A (after taxes on              4.03%     (15.85)%      N/A       (16.45)%
distributions)
Class A (after taxes on              2.65%     (12.65)%      N/A       (12.91)%
distributions and sale of Fund
shares)
Class B                              4.88%     (15.83)%      N/A       (16.35)%      03/01/00
(assuming payment of CDSC)
Class C                              8.61%     (15.59)%      N/A       (16.35)%      03/01/00
(assuming payment of CDSC)

Class I                             10.83%     (14.63)%      N/A       (15.34)%      03/01/00
(assuming payment of CDSC)

INTERNATIONAL GROWTH
Class A                             19.84%      (4.48)%     5.69%                    04/15/94
Class A                             13.08%      (6.50)%      N/A         2.84%         2.35%
(after taxes on distributions)
Class A                              8.73%      (4.99)%      N/A         3.25%         2.76%
(after taxes on distributions
and sale of Fund shares)
Class B                             18.90%      (5.13)%      N/A        (0.42)%      03/01/99
(assuming payment of CDSC)
Class C                             19.03       (5.12)%      N/A        (0.85)%      06/30/98
(assuming payment of CDSC)
Class I                             20.13%      (4.24)%     6.09%                    01/03/92
(assuming payment of CDSC)

(1) The inception date above represents the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

                              FINANCIAL STATEMENTS

         The Financial Statements and the independent registered public accounting firms' reports thereon, appearing in the Company's annual shareholder reports for the fiscal year ended October 31, 2005 are incorporated by reference into this SAI. The Company's annual and semi-annual reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                        REVISION DATE: SEPTEMBER 28, 2005

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Fund's custodian and therefore will not be voted.

III.     APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.      VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

         A.    Routine Matters

         TheAgent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

               2.  NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
               Section IV.B. above and Section V. below.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No

                   Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as
               EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

               If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

               If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.       CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote within Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.      REPORTING AND RECORD RETENTION

         A. Reporting by the Funds Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

         B. Reporting to the Boards At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals,
               (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS


ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?

       EXPLANATION:                                                  YES      NO
                                                                     / /     / /

NAME:                                                         DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY


                             PROXY VOTING PROCEDURES


I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.    Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.    Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.    Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment
         Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.    Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.    Routine Matters

         TheAgent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.    Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

               1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

               In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

               2.  NON-VOTES: Votes in Which No Action is Taken

               The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

               Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

               Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

               3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

               If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

               4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.    Assessment of the Agent

               The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

               Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.    Conflicts of Interest

               The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

       NAME                                                    TITLE OR AFFILIATION
Stanley D. Vyner                    Chief Investment Risk Officer and Executive Vice President, ING Investments,
                                    LLC

Todd Modic                          Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and
                                    Chief Financial Officer of the ING Funds

Maria Anderson                      Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                        Proxy Coordinator for the ING Funds and Manager - Special Projects, ING Funds
                                    Services, LLC

Julius Drelick                      Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.             Counsel, ING Americas US Legal Services

Steve Wastek, Esq.                  Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

Voting on director nominees in uncontested elections           Case-by-Case
not subject to specific policies described herein

Voting on director nominees in any cases in which              Case-by-Case
application of the policies described herein would
result in withholding

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
votes from the majority of independent outside
directors sitting on a board, or removal of such
directors would negatively impact majority board
independence

Votes from a nominee who, during both of the most                Withhold
recent two years, attended less than 75% of the
board and committee meetings without a valid reason
for the absences. Do not withhold votes in
connection with attendance issues for nominees who
have served on the board for less than the two most
recent years.

Votes from a nominee who has failed to remove                    Withhold
restrictive (dead-hand, slow-hand, no-hand) features
from a poison pill only in cases for which
culpability for implementation or renewal of the
pill in such form can be specifically attributed to
the nominee

Provided that a nominee served on the board during               Withhold
the relevant time period, votes from a nominee who
has failed to implement a shareholder proposal that
was approved by (1) a majority of the issuer's
shares outstanding (most recent annual meeting) or
(2) a majority of the votes cast for two consecutive
years. However, in the case of shareholder proposals
seeking shareholder ratification of a poison pill,
generally DO NOT WITHHOLD votes from a nominee in
such cases if the company has already implemented a
policy that should reasonably prevent abusive use of
the pill.

Votes from inside directors or affiliated outside                Withhold
directors who sit on the audit committee

Votes from inside directors or affiliated outside            Do Not Withhold
directors who sit on the nominating or compensation
committee, provided that such committee meets the
applicable independence requirements of the relevant
listing exchange. However, consider such nominees on
a CASE-BY-CASE basis if the committee is majority
insider-controlled.

Votes from inside directors or affiliated outside            Do Not Withhold
directors if the full board serves as the
compensation or nominating committee OR has not
created one or both committees, provided that the
issuer is in compliance with all provisions of the
listing exchange in connection with performance of
relevant functions (E.G., performance of relevant
functions by a majority of independent directors in
lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay              Case-by-Case
for

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
performance disconnect" or other form of excessive
executive compensation practices, nominees who sit
on the compensation committee, provided that such
nominees served on the board during the relevant
time period, but DO NOT WITHHOLD votes for this
reason from the pay package recipient if also
sitting for election but not a compensation
committee member.

Independent outside director nominees serving on the               For
audit committee, but if total non-audit fees exceed
the total of audit fees, audit-related fees and tax
compliance and preparation fees, do vote against
auditor ratification if concerns exist that
remuneration for the non-audit work is so lucrative
as to taint the auditor's independence.

Inside director or affiliated outside director                 Case-by-Case
nominees in cases in which the full board is not
majority independent, excluding any non-voting
director (E.G., director emeritus or advisory
director) in calculations with respect to majority
board independence

Nominees who sit on up to (and including) six public               For
company boards, unless the nominee is also CEO of a
public company, in which case the public company
board threshold shall be three

Nominees who are not public company CEOs but sit on            Case-by-Case
more than six public company boards, or public
company CEO nominees who sit on more than three
public company boards

Proposals Regarding Board Composition or Board Service

   -  Shareholder proposals to impose new board                   Against
      structures or policies, including those
      requiring that the positions of Chairman and
      CEO be held separately, except consider such
      proposals on a CASE-BY-CASE basis if the board
      is not majority independent or pervasive
      corporate governance concerns have been
      identified.

   -  Shareholder proposals seeking more than a                   Against
      simple majority of independent directors

   -  Shareholder proposals asking that board                     Against
      compensation and/or nominating committees be
      composed exclusively of independent directors

   -  Shareholder proposals to limit the number of                Against
      public company boards on which a director may
      serve

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Shareholder proposals that seek to redefine                 Against
      director independence or directors' specific
      roles (E.G., responsibilities of the lead
      director)

   -  Shareholder proposals requesting creation of                Against
      additional board committees or offices, except
      as otherwise provided for herein

   -  Shareholder proposals that seek creation of an                For
      audit, compensation or nominating committee of
      the board, unless the committee in question is
      already in existence or the issuer has availed
      itself of an applicable exemption of the
      listing exchange (E.G., performance of
      relevant functions by a majority of
      independent directors in lieu of the formation
      of a separate committee)

   -  Shareholder proposals to limit the tenure of                Against
      outside directors

   -  Shareholder proposals to impose a mandatory                 Against
      retirement age for outside directors, but
      generally DO NOT VOTE AGAINST management
      proposals seeking to establish a retirement
      age for directors

Shareholder proposals requiring directors to own a                Against
minimum amount of company stock in order to qualify
as a director or to remain on the board

Director and Officer Indemnification and Liability             Case-by-Case
Protection

   -  Limit or eliminate entirely directors' and                  Against
      officers' liability for monetary damages for
      violating the duty of care

   -  Proposals that would expand coverage beyond                 Against
      just legal expenses to acts, such as
      negligence, that are more serious violations
      of fiduciary obligation than mere carelessness

   -  Proposals providing such expanded coverage in                 For
      cases when a director's or officer's legal
      defense was unsuccessful if:

      (1)  The director was found to have acted in
          good faith and in a manner that he
          reasonably believed was in the best
          interests of the company, and
      (2)  Only if the director's legal expenses
          would be covered

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections            Case-by-Case

Reimburse proxy solicitation expenses                          Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in                 For
cases of high non-audit fees

Non-Audit Services

   -  Approval of auditors when total non-audit fees           Case-by-Case
      exceed the total of audit fees, audit-related
      fees and tax compliance and preparation fees.
      Vote AGAINST management proposals to ratify
      auditors in cases in which concerns exist that
      remuneration for the non-audit work is so
      lucrative as to taint the auditor's
      independence. If such concerns exist or an
      issuer has a history of questionable
      accounting practices, also vote FOR
      shareholder proposals asking the issuer to
      present its auditor annually for ratification,
      but in other cases generally vote AGAINST.

Auditor Independence

   -  Shareholder proposals asking companies to                Case-by-Case
      prohibit their auditors from engaging in
      non-audit services or capping the level of
      non-audit services

Audit Firm Rotation

   -  Shareholder proposals asking for mandatory                  Against
      audit firm rotation

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

   -  Proposals to classify                                       Against

   -  Proposals to repeal classified boards and to                  For
      elect all directors annually

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Shareholder Ability to Remove Directors

   -  Proposals that provide that directors may be                Against
      removed only for cause

   -  Proposals to restore shareholder ability to                   For
      remove directors with or without cause

   -  Proposals that provide that only continuing                 Against
      directors may elect replacement to fill board
      vacancies

   -  Proposals that permit shareholders to elect                   For
      directors to fill board vacancies

Cumulative Voting

   -  Management proposals to eliminate cumulative                  For
      voting, unless the company maintains a
      classified board of directors

   -  Shareholder proposals to restore or permit                    For
      cumulative voting, in cases in which the
      company maintains a classified board of
      directors

Shareholder Ability to Call Special Meetings

   -  Proposals to restrict or prohibit shareholder               Against
      ability to call special meetings

   -  Proposals that remove restrictions on the                     For
      right of shareholders to act independently of
      management

Shareholder Ability to Act by Written Consent

   -  Proposals to restrict or prohibit shareholder               Against
      ability to take action by written consent

   -  Proposals to allow or make easier shareholder                 For
      action by written consent

Shareholder Ability to Alter the Size of the Board

   -  Proposals that seek to fix the size of the               Case-by-Case
      board

   -  Proposals that give management the ability to               Against
      alter the size of the board without
      shareholder approval

TENDER OFFER DEFENSES

Poison Pills

   -  Proposals that ask a company to submit its                    For
      poison pill for shareholder ratification,
      unless a policy has already

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      been implemented by the company that should
      reasonably prevent abusive use of the pill

   -  Shareholder proposals to redeem a company's              Case-by-Case
      poison pill

   -  Management proposals to ratify a poison pill             Case-by-Case

Fair Price Provisions

   -  Proposals to adopt fair price provisions                 Case-by-Case

   -  Fair price provisions with shareholder vote                 Against
      requirements greater than a majority of
      disinterested shares

Greenmail

   -  Proposals to adopt antigreenmail charter or                   For
      bylaw amendments or otherwise restrict a
      company's ability to make greenmail payments

   -  Antigreenmail proposals when they are bundled            Case-by-Case
      with other charter or bylaw amendments

Pale Greenmail                                                 Case-by-Case

Unequal Voting Rights

   -  Dual-class exchange offers                                  Against

   -  Dual-class recapitalizations                                Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

   -  Management proposals to require a                           Against
      supermajority shareholder to approve
      charter and bylaw amendments

   -  Shareholder proposals to lower supermajority                  For
      shareholder vote requirements for charter and
      bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

   -  Management proposals to require a                           Against
      supermajority shareholder vote to approve
      mergers and other significant business
      combinations

   -  Shareholder proposals to lower supermajority                  For
      shareholder vote requirements for mergers and
      other

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      significant business combinations

White Squire Replacements                                           For

MISCELLANEOUS

Shareholder proposals to adopt confidential voting,                 For
use independent tabulators, and use independent
inspectors of election

Management proposals to adopt confidential voting                   For

Open Access

   -  Shareholder proposals seeking open access to             Case-by-Case
      management's proxy material in order to
      nominate their own candidates to the board

Majority Voting Standard

   -  Management proposals seeking election of                      For
      directors by the affirmative vote of the
      majority of votes cast in connection with a
      meeting of shareholders

   -  Shareholder proposals seeking adoption of the               Against
      majority voting standard

   -  Proposals seeking adoption of the majority               Case-by-Case
      voting standard for issuers with a history of
      board malfeasance

Bundled or "Conditioned" Proxy Proposals                       Case-by-Case

Shareholder Advisory Committees                                Case-by-Case

Management proposals for Other Business, in                         For
connection with proxies of U.S. issuers

Proposals to lower quorum requirements for                     Case-by-Case
shareholder meetings below a majority of the shares
outstanding

CAPITAL STRUCTURE

Common Stock Authorization

   -  Proposals to increase the number of shares of            Case-by-Case
      common stock, taking into consideration
      whether intention exists to significantly
      dilute shareholders proportionate interest or
      to be unduly dilutive to shareholders'
      proportionate interest. Except where otherwise
      indicated, the Agent's proprietary approach,
      utilizing quantitative criteria (E.G.,
      dilution, peer group

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      comparison, company performance and history) to
      determine appropriate thresholds, will
      generally be utilized in evaluating such
      proposals.

      -  Proposals to authorize capital increases                   For
         within the Agent's allowable thresholds.
         Consider on a CASE-BY-CASE basis those
         requests exceeding the Agent's threshold
         for proposals in connection with which a
         contrary recommendation from the Investment
         Professional(s) has been received and is to
         be utilized.

      -  Proposals to authorize capital increases                   For
         within the Agent's allowable thresholds,
         unless the company states that the stock
         may be used as a takeover defense. In those
         cases, consider on a CASE-BY-CASE basis if
         a contrary recommendation from the
         Investment Professional(s) has been
         received and is to be utilized.

      -  Proposals to authorize capital increases                   For
         exceeding the Agent's thresholds when a
         company's shares are in danger of being
         delisted or if a company's ability to
         continue to operate as a going concern is
         uncertain.

   -  Proposals to increase the number of authorized              Against
      shares of the class of stock that has superior
      voting rights in companies that have
      dual-class capitalization structures

   -  Shareholder proposals to eliminate dual class                 For
      capital structures with unequal voting rights
      in cases in which the relevant Fund owns the
      class with inferior voting rights, but
      generally vote AGAINST such proposals in cases
      in which the relevant Fund owns the class with
      superior voting rights.

Stock Distributions: Splits and Dividends

   -  Management proposals to increase common share                 For
      authorization for a stock split, provided that
      the increase in authorized shares falls within
      the Agent's allowable thresholds, but consider
      on a CASE-BY-CASE basis those proposals
      exceeding the Agent's threshold for proposals
      in connection with which a contrary
      recommendation from the Investment
      Professional(s) has been received and is to be
      utilized

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Reverse Stock Splits

   -  Management proposals to implement a reverse                   For
      stock split when the number of shares
      authorized for issue is proportionately
      reduced

   -  Proposals to implement a reverse stock split             Case-by-Case
      that do not proportionately reduce the number
      of shares of authorized for issue

Preferred Stock

   -  Proposals authorizing the creation of new                   Against
      classes of preferred stock with unspecified
      voting, conversion, dividend distribution, and
      other rights ("blank check" preferred stock)

   -  Proposals to create blank check preferred                     For
      stock in cases where the company expressly
      states that the stock will not be used as a
      takeover defense. Generally vote AGAINST in
      cases where the company expressly states that
      the stock may be used as a takeover defense.

   -  Proposals to authorize preferred stock in                     For
      cases where the company specified the voting,
      dividend, conversion, and other rights of such
      stock and the terms of the preferred stock
      appear reasonable

   -  Proposals to increase the number of blank                Case-by-Case
      check preferred shares after analyzing the
      number of preferred shares available for issue
      given a company's industry performance in
      terms of shareholder returns

Shareholder proposals to have blank check preferred                 For
stock placements, other than those shares issued for
the purpose of raising capital or making
acquisitions in the normal course of business,
submitted for shareholder ratification

Management Proposals to Reduce the Par Value of                     For
Common Stock

Shareholder Proposals that Seek Preemptive Rights or           Case-by-Case
Management Proposals that Seek to Eliminate Them

Debt Restructuring                                             Case-by-Case

Share Repurchase Programs                                           For

Management Proposals to Cancel Repurchased Shares                   For

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Tracking Stock                                                 Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee                Case-by-Case
benefit plans, unless otherwise provided for herein,
with voting decisions generally based on the Agent's
quantitative approach to evaluating such plans,
which includes determination of costs and comparison
to an allowable cap. Generally vote in accordance
with the Agent's recommendations FOR equity-based
plans with costs within such cap and AGAINST those
with costs in excess of it, but consider plans
CASE-BY-CASE if the Agent raises other
considerations with respect to the plan.

Management Proposals Seeking Approval to Reprice               Case-by-Case
Options

Management Proposals Seeking Approval of                          Against
Compensation Plans that Permit Repricing of Stock
Options without Shareholder Approval

Director Compensation, with voting decisions                   Case-by-Case
generally based on the Agent's approach as described
above

Employee Stock Purchase Plans                                  Case-by-Case

OBRA-Related Compensation Proposals

   -  Amendments that Place a Cap on Annual Grants                  For
      or Amend Administrative Features

   -  Amendments to Add Performance-Based Goals                     For

   -  Amendments to Increase Shares and Retain Tax             Case-by-Case
      Deductions Under OBRA

   -  Approval of Cash or Cash-and-Stock Bonus Plan                 For

Shareholder Proposals Regarding Executive and
Director Pay

   -  Proposals that seek disclosure of the                       Against
      remuneration of individuals other than senior
      executives and directors

   -  Proposals that seek to impose new compensation              Against
      structures or policies, unless evidence exists
      of abuse in historical compensation practices,
      and except as otherwise provided for herein

Golden and Tin Parachutes

   -  Shareholder proposals to have golden and tin                  For
      parachutes submitted for shareholder
      ratification,

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      provided that such "parachutes" specify
      change-in-control events and that the proposal
      does not include unduly restrictive or
      arbitrary provisions such as advance approval
      requirements

   -  Shareholder proposals to submit executive                   Against
      severance agreements that do not specify
      change-in-control events, Supplemental
      Executive Retirement Plans or deferred
      executive compensation plans for shareholder
      ratification, unless such ratification is
      required by the listing exchange

   -  All proposals to ratify or cancel golden or              Case-by-Case
      tin parachutes

Employee Stock Ownership Plans (ESOPs)                              For

401(k) Employee Benefit Plans                                       For

Shareholder proposals to expense stock options,                     For
unless company has already publicly committed to
expensing options by a specific date

Shareholder proposals requiring mandatory periods                 Against
for officers and directors to hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                              Case-by-Case

Voting on Reincorporation Proposals                            Case-by-Case

   -  Management reincorporation proposals upon                     For
      which another key proposal, such as a merger
      transaction, is contingent if the other key
      proposal is also supported

   -  Shareholder reincorporation proposals not also              Against
      supported by the company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                       Case-by-Case

Corporate Restructuring                                        Case-by-Case

Spinoffs                                                       Case-by-Case

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
Asset Sales                                                    Case-by-Case

Liquidations                                                   Case-by-Case

Appraisal Rights                                                    For

Changing Corporate Name                                             For

Adjournment of Meeting

   -  Proposals to adjourn a meeting when the primary               For
      proposal is also voted FOR

MUTUAL FUND PROXIES

Election of Directors                                          Case-by-Case

Converting Closed-end Fund to Open-end Fund                    Case-by-Case

Proxy Contests                                                 Case-by-Case

Investment Advisory Agreements                                 Case-by-Case

Approving New Classes or Series of Shares                           For

Preferred Stock Proposals                                      Case-by-Case

1940 Act Policies                                              Case-by-Case

Changing a Fundamental Restriction to Nonfundamental           Case-by-Case
Restriction

Change Fundamental Investment Objective to Nonfundamental      Case-by-Case

Name Rule Proposals                                            Case-by-Case

Disposition of Assets/Termination/Liquidation                  Case-by-Case

Changes to the Charter Document                                Case-by-Case

Changing the Domicile of a Fund                                Case-by-Case

Change in Fund's Subclassification                             Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors             For
Without Shareholder Approval

Distribution Agreements                                        Case-by-Case

Master-Feeder Structure                                             For

Mergers                                                        Case-by-Case

Shareholder Proposals to Establish Director Ownership             Against

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------

Requirement

Reimburse Shareholder for Expenses Incurred                    Case-by-Case

Terminate the Investment Advisor                               Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of     Case-by-Case
factors may go into each analysis, the overall principle
guiding all vote recommendations focuses on how or whether
the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to
relevant, non-public information regarding a company's
business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders)
latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct,       Against
apply existing law or release information that would not
help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the
issuer, compelling evidence of abuse, significant public
controversy or litigation, the issuer's significant history
of relevant violations; or activities not in step with
market practice or regulatory requirements, or unless
provided for otherwise herein.

   - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

      -  consumer and public safety
      -  environment and energy
      -  labor standards and human rights
      -  military business and political concerns
      -  workplace diversity and non-discrimination
      -  sustainability
      -  social issues
      -  vendor activities
      -  economic risk, or
      -  matters of science and engineering

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting           Against
against such proposal because relevant disclosure by
the issuer, or the time provided for consideration of such
disclosure, is inadequate, unless otherwise provided for
herein

Routine Management Proposals                                        For

   -  The opening of the shareholder meeting                        For

   -  That the meeting has been convened under local                For
      regulatory requirements

   -  The presence of quorum                                        For

   -  The agenda for the shareholder meeting                        For

   -  The election of the chair of the meeting                      For

   -  The appointment of shareholders to co-sign the minutes        For
      of the meeting

   -  Regulatory filings (E.G., to effect approved share            For
      issuances)

   -  The designation of inspector or shareholder                   For
      representative(s) of minutes of meeting

   -  The designation of two shareholders to approve and            For
      sign minutes of meeting

   -  The allowance of questions                                    For

   -  The publication of minutes                                    For

   -  The closing of the shareholder meeting                        For

   -  Other similar routine management proposals                    For

Discharge of Management/Supervisory Board Members

   -  Management proposals seeking the discharge of                 For
      management and supervisory board members, unless there
      is concern about the past actions of the

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      company's auditors or directors or legal action is
      being taken against the board by other shareholders

Director Elections

   -  Votes on director nominees not subject to policies         Case-by-Case
      described herein. Unless otherwise provided for
      herein, the Agent's standards with respect to
      determining director independence shall apply. These
      standards generally provide that, to be considered
      completely independent, a director shall have no
      material connection to the company other than the
      board seat. Agreement with the Agent's independence
      standards shall not dictate that a Fund's vote shall
      be cast according to the Agent's corresponding
      recommendation. Further, the application of Guidelines
      in connection with such standards shall apply only in
      cases in which the nominee's level of independence can
      be ascertained based on available disclosure.

   -  For issuers domiciled in Bermuda, Canada, Cayman             Against
      Islands, British Virgin Islands or other tax haven
      markets, non-independent directors in cases in which
      the full board serves as the audit committee, or the
      company does not have an audit committee

   -  For issuers in all markets, including those in tax           Against
      haven markets and those in Japan that have adopted the
      U.S.-style board-with-committees structure,
      non-independent directors who sit on the audit
      committee unless the slate of nominees is bundled, in
      which case the proposal(s) to elect board members
      shall be considered on a case-by-case basis.

   -  In tax haven markets, non-independent directors in       Do Not Vote Against
      cases in which the full board serves as the
      compensation committee, or the company does not
      have a compensation committee

   -  Non-independent directors who sit on the compensation    Do Not Vote Against
      or nominating committees, provided that such
      committees meet the applicable independence
      requirements of the relevant listing exchange

   -  In cases in which committee membership is unclear,         Case-by-Case
      non-independent director nominees if no other issues

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
      have been raised in connection with his/her nomination

Independent Statutory Auditors

   -  With respect to Japanese companies that have not            Against
      adopted the U.S.-style board-with-committees
      structure, any nominee to the position of "independent
      statutory auditor" whom the Agent considers
      affiliated, E.G., if the nominee has worked a
      significant portion of his career for the company, its
      main bank or one of its top shareholders. Where
      shareholders are forced to vote on multiple nominees
      in a single resolution, vote against all nominees.

Nominating Committee

   -  Proposals that permit non-board members to serve on         Against
      the nominating committee

Retirement Bonuses

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors:

   -  Proposals if all payments are for directors and               For
      auditors who have served as executives of the company

   -  Proposals if one or more payments are for                   Against
      non-executive, affiliated directors or statutory
      auditors; when one or more of the individuals to whom
      the grants are being proposed (1) has not served in an
      executive capacity for the company for at least three
      years or (2) has been designated by the company as an
      independent statutory auditor, regardless of the
      length of time he/she has served

Stock Option Plans

   -  With respect to Japanese companies, proposals               Against
      regarding option grants to independent internal
      statutory auditors, following the Agent's guidelines

Shares Reserved for Issuance of Options or Employee
Share-Purchase Plans

   -  Option plans, or the issuance of shares in connection       Against
      with such plans, that provide discounts to executives,
      are administered by potential grant recipients, or are
      markedly out of line with market practice

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Proposals in connection with option plans or             Case-by-Case
      the issuance of shares in connection with them
      in other instances

General Share Issuances

   -  Proposals to issue shares (with or without                  Against
      preemptive rights) in cases in which concerns
      have been identified by the Agent with respect
      to inadequate disclosure, inadequate
      restrictions on discounts, or authority to
      refresh share issuance amounts without prior
      shareholder approval

   - Proposals in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution

Director Remuneration                                          Case-by-Case

   -  Proposals to approve the remuneration of                      For
      directors as long as the amount is not
      excessive and there is no evidence of abuse

Approval of Financial Statements and Director and
Auditor Reports

   -  Management proposals seeking approval of                      For
      financial accounts and reports, unless there
      is concern about the company's financial
      accounts and reporting

Remuneration of Auditors

   -  Proposals to authorize the board to determine                 For
      the remuneration of auditors, unless there is
      evidence of excessive compensation relative to
      the size and nature of the company

Indemnification of Auditors                                       Against

Allocation of Income and Dividends

   -  Management proposals concerning allocation of            Case-by-Case
      income and the distribution of dividends

Stock (Scrip) Dividend Alternatives                                 For

   -  Stock (scrip) dividend proposals that do not                Against
      allow for a cash option unless management
      demonstrates that the cash option is harmful
      to shareholder value

Debt Issuance Requests                                         Case-by-Case

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
When evaluating a debt issuance request, the issuing
company's present financial situation is examined.
The main factor for analysis is the company's
current debt-to-equity ratio, or gearing level. A
high gearing level may incline markets and financial
analysts to downgrade the company's bond rating,
increasing its investment risk factor in the
process. A gearing level up to 100 percent is
considered acceptable.

   -  Debt issuances for companies when the gearing                 For
      level is between zero and 100 percent

   -  Proposals where the issuance of debt will                Case-by-Case
      result in the gearing level being greater than
      100 percent, comparing any such proposed debt
      issuance to industry and market standards

Financing Plans

   -  Adoption of financing plans if they are in the                For
      best economic interests of shareholders

Related Party Transactions                                     Case-by-Case

   -  Approval of such transactions unless the                      For
      agreement requests a strategic move outside
      the company's charter or contains unfavorable
      terms

Capitalization of Reserves

   -  Proposals to capitalize the company's reserves                For
      for bonus issues of shares or to increase the
      par value of shares

Amendments to Articles of Association                          Case-by-Case

   -  That are editorial in nature                                  For

   -  Where shareholder rights are protected                        For

   -  Where there is negligible or positive impact                  For
      on shareholder value

   -  For which management provides adequate reasons                For
      for the amendments

   -  Which the company is required to do so by law                 For
      (if applicable)

   -  With respect to article amendments for
      Japanese companies:

                   PROPOSAL                                     GUIDELINES
--------------------------------------------------------------------------------
   -  Management proposals to amend a company's                     For
      articles to provide for an expansion or
      reduction in the size of the board, unless the
      expansion/ reduction is clearly
      disproportionate to the growth/decrease in the
      scale of the business

   -  Management proposals regarding amendments to                Against
      authorize share repurchases at the board's
      discretion, unless there is little to no
      likelihood of a "creeping takeover" (major
      shareholder owns nearly enough shares to reach
      a critical control threshold) or constraints
      on liquidity (free float of shares is low),
      and where the company is trading at below book
      value or is facing a real likelihood of
      substantial share sales; or where this
      amendment is bundled with other amendments
      which are clearly in shareholders' interest
      (generally following the Agent's guidelines)

Other Business

   -  Management proposals for Other Business in                  Against
      connection with global proxies, voting
      in accordance with the Agent's market-specific
      recommendations

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2006

                              ING SERIES FUND, INC.
                          ING DIRECT Securities, Inc.,
                                 P.O. Box 15647
                            Wilmington, DE 19885-5647
                                 (866) BUY-FUND

  ING Global Science and Technology Fund ("Global Science and Technology Fund")
           ING International Growth Fund ("International Growth Fund")

                                 CLASS O SHARES

     This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively the "Funds") of ING Series Fund Inc. ("Company"). A prospectus or prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") for the Funds dated February 28, 2006, which provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds' principal underwriter, ING Funds Distributor, LLC ("Distributor"), at the address listed above. This SAI is not a Prospectus, but is incorporated herein by reference, and should be read in conjunction with the Prospectuses, each dated February 28, 2006, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

     The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Funds' financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated October 31, 2005, are incorporated herein by reference. Copies of the Funds' Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Funds at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS

HISTORY OF THE COMPANY                                                     3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS                               4
FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES                          43
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES                             46
MANAGEMENT OF THE FUNDS                                                   49
CODE OF ETHICS                                                            61
PROXY VOTING PROCEDURES                                                   61
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                62
ADVISER                                                                   63
ADVISORY FEES                                                             64
EXPENSE LIMITATION AGREEMENT                                              65
SUB-ADVISERS                                                              65
OTHER ACCOUNTS                                                            69
RULE 12B-1 PLANS                                                          72
ADMINISTRATOR                                                             73
CUSTODIAN                                                                 74
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                             74
TRANSFER AGENT                                                            74
BROKERAGE ALLOCATION AND TRADING POLICIES                                 74
SHAREHOLDER ACCOUNTS AND SERVICES                                         77
NET ASSET VALUE                                                           78
DISTRIBUTOR                                                               86
CALCULATION OF PERFORMANCE DATA                                           87
PERFORMANCE COMPARISONS                                                   89
FINANCIAL STATEMENTS                                                      90
APPENDIX A                                                                91

                             HISTORY OF THE COMPANY

     The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed series:

                                    FUND NAME

                        Brokerage Cash Reserves
                        ING Aeltus Money Market Fund
                        ING Balanced Fund

                        ING Classic Index Plus Fund

                        ING Equity Income Fund
                        ING Global Science and Technology Fund
                        ING Growth Fund
                        ING Index Plus LargeCap Fund
                        ING Index Plus MidCap Fund
                        ING Index Plus SmallCap Fund
                        ING International Growth Fund
                        ING Small Company Fund
                        ING Strategic Allocation Balanced Fund
                        ING Strategic Allocation Growth Fund
                        ING Strategic Allocation Income Fund

     INCORPORATION. The Company was incorporated under the laws of the state of Maryland on June 17, 1991.

     SERIES AND CLASSES. The Company currently offers multiple series. Only Global Science and Technology Fund and International Growth Fund are offered through this SAI and the corresponding Prospectuses.

     The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to:
(a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class O shares are offered through this SAI and the corresponding Prospectus.

     CAPITAL STOCK. Fund shares are fully paid and nonassessable when issued. Class O shares have no preemptive or conversion rights. Each share of each Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of a Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     VOTING RIGHTS. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

     SHAREHOLDER MEETINGS. The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

     1940 ACT CLASSIFICATION. The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                  SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS

DIVERSIFICATION

      Each Fund is "diversified" within the meaning of the Investment Company Act of 1940 ("1940 Act"). In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

     The table on the following pages identifies various securities and investment techniques used by the adviser or sub-advisers in managing the Funds described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by each Funds' investment objective, policies and restrictions described in that Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Funds' policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy. See each Fund's fundamental investment restrictions for further information.

                                                            GLOBAL SCIENCE AND  INTERNATIONAL
                       INVESTMENTS                           TECHNOLOGY FUND     GROWTH FUND
-------------------------------------------------------------------------------------------
EQUITY INVESTMENTS
     Common Stock                                                   X               X
     Convertible Securities                                         X               X
     Preferred Stock                                                X               X
     Synthetic Convertible Securities(1)                            X
     IPOs                                                           X               X
FOREIGN AND EMERGING MARKET INVESTMENTS
     ADRs / EDRs/ GDRs                                              X               X
     Eurodollar/Yankee                                              X               X
     Dollar Instruments(2)
     Eurodollar Convertible Securities(2)                           X               X
     Foreign and Emerging Market Securities                         X               X
     Foreign Bank Obligations(2)                                    X               X
     Foreign Currency Exchange Transactions(7)                      X               X
     Foreign Mortgage-Related Securities(2)                         X               X
     International Debt Securities                                  X               X
     Sovereign Debt Securities                                      X               X
     Supranational Agencies(2),(3)                                  X               X
FIXED-INCOME INVESTMENTS
     ARMs                                                           X               X
     Asset-Backed Securities (non-Mortgage)(2)                      X               X
     Banking Industry Obligations/Short-Term Investments(2)         X               X
     Corporate Debt Securities                                      X               X
     Credit-Linked Notes(2)                                         X               X
     Debt Securities                                                X               X
     Floating or Variable Rate Instruments(2)                       X               X
     GICs(2)                                                        X               X
     Government Trust Certificates(2)                               X               X
     GNMA Certificates(2)                                           X               X
     High Yield Securities(4)                                       X               X
     Mortgage-Related Securities(2)                                 X               X
     Municipal Securities(2)                                        X               X
     Municipal Lease Obligations(2)                                 X               X
     Savings Association Obligations(2),(5)                         X               X
     Tax Exempt Industrial Development Bonds and
     Pollution Control Bonds                                        X               X
     Interest/Principal Only Stripped(2)                            X               X
     U. S. Government Securities(2),(5)                             X               X
     Zero Coupon and Pay-In-Kind(2)                                 X               X
OTHER INVESTMENTS
     Derivatives(9)                                                 X               X
         DEALER OPTIONS(6)                                          X               X
         FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS(6)         X               X
         FORWARD CURRENCY CONTRACTS(6)                              X               X
         FOREIGN FUTURE CONTRACTS AND FOREIGN OPTIONS(7)            X               X
         FORWARD FOREIGN CURRENCY CONTRACTS(7)                      X               X
         INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES(6)         X               X
         OPTIONS ON FUTURES(6)                                      X               X
         OVER THE COUNTER OPTIONS(6)                                X               X
         PUT AND CALL OPTIONS(6),(8)                                X               X
         STOCK INDEX OPTIONS(6)                                     X               X
         STRADDLES(6)                                               X               X
         WARRANTS                                                   X               X
     Other Investment Companies                                     X               X
     Private Funds                                                  X               X
     Real Estate Securities                                         X               X
     Restricted and Illiquid Securities                             X               X

                                                            GLOBAL SCIENCE AND  INTERNATIONAL
                       INVESTMENTS                           TECHNOLOGY FUND     GROWTH FUND
-------------------------------------------------------------------------------------------
     TBA Sale Commitments                                           X               X
INVESTMENT TECHNIQUES
     Borrowing                                                      X               X
     Portfolio Hedging                                              X               X
     Lending of Portfolio Securities                                X               X
     Repurchase Agreements                                          X               X
     Reverse Repurchase Agreements and Dollar Rolls                 X               X
     Securities, Interest Rate and Currency Swaps(9)                X               X
     Short Sales                                                    X               X
     Temporary Defensive and Short-Term Positions                   X               X
     When-Issued Securities and Delayed Delivery                    X               X
     Transactions

(1) A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.
(2) The Funds may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.
(3) Other than for temporary and defensive or cash management purposes each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.
(4) Each Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or if unrated, considered by the sub-adviser to be of comparable quality).
(5) The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
(6) For purposes other than hedging, each Fund will invest no more than 5.00% of its assets in such instruments. With respect to futures, the 5.00% limit is calculated with reference to the national value of the futures contracts.
(7)  A Fund may only invest in such instruments for the purposes of hedging.
(8) Each Fund is prohibited from having written put and call options outstanding at any one time on more than 30% of its total assets. Each Fund will not write a put if it will require more than 50% of a Fund's net assets to be designated to cover all put obligations. Each Fund may not buy options if more than 3% of its assets immediately following such purchase would consist of put options. Each Fund may purchase and sell put and call options on equity securities only to close out positions previously opened. Each Fund will not write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). Each Fund may purchase put options when the adviser or sub-adviser, believed that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.
(9) A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

     COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Except for Global Science and Technology Fund, which may concentrate such investments maybe diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

     Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, a Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

     "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

INITIAL PUBLIC OFFERINGS

     Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

     The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to a Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

     The effect of an IPO investment can have a magnified impact on a Fund's performance when the Fund's asset bases are small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size and, therefore, have a more limited effect on the Fund's performance.

     There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, GLOBAL DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

     American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") or other similar securities represent securities of foreign issuers. The securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are typically designed for U.S. investors and held either in physical form or in book entry form. EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically, these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in the U.S securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U. S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

EURODOLLAR CONVERTIBLE SECURITIES

     Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

FOREIGN AND EMERGING MARKET SECURITIES

     Securities of foreign issuers have certain common characterists and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. The inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Although each Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by a Fund on these investments.

     The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FOREIGN BANK OBLIGATIONS

     Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds' portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code Foreign-Mortgage Related Securities of 1986, as amended (the "Code").

FOREIGN MORTGAGE-RELATED SECURITIES

     Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

     International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depositary Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. Each Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of each Fund's investment income may be received or realized in foreign currencies, a Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Exchange Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to an adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of that Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Funds' investments in certain foreign banks and other financial institutions.

     Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

RISKS OF INVESTING IN FOREIGN SECURITIES

Investments in foreign securities involve certain inherent risks, including the following:

     Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     Taxes. The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

     Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

     Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in echange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issed by other emerging countries.

SUPRANATIONAL AGENCIES

     Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED-INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.


ASSET-BACKED SECURITIES (NON-MORTGAGE)

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Funds must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

     The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

     The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS/SHORT-TERM INVESTMENTS

     Banking industry obligations include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by each Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa- from Moody's or BBB- from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB-have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

CREDIT-LINKED NOTES

     A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Funds in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for either Fund. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Funds cannot assure that they can implement a successful strategy regarding this type of investments.

DEBT SECURITIES

     Each Fund may invest in debt securities. The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

FLOATING OR VARIABLE RATE INSTRUMENTS

     Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) a Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. Each Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. Each Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

     Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GOVERNMENT TRUST CERTIFICATES

     Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES

     Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S. Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

     GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which a Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     Construction loan securities are issued to finance building costs. The Funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to a Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, a Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in a Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). The adviser or sub-adviser each do not believe that a Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

     High yield securities are debt securities that are rated lower than "Baa-" by Moody's Investors Service or "BBB-" by Standard & Poor's Corporation, or of comparable quality if unrated.

     High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

     High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value ("NAV"). The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

     The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     RISKS ASSOCIATED WITH HIGH-YIELD SECURITIES:

     The medium- to lower-rated and unrated securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

     HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may under perform investment grade corporate bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

     PAYMENT EXPECTATIONS. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

     LIQUIDITY AND VALUATION RISKS. Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

     TAXATION. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the sub-advisers primarily rely on their own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of each Fund's investment objective may be more dependent on the advisers' or sub-advisers' own credit analysis than might be the case for a fund which does not invest in these securities.


MORTGAGE-RELATED SECURITIES

     The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by GNMA, FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U. S. Government Securities."

     Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and a Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranches has a "stated maturity"--the latest date by which the tranches can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

     CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

RISKS OF MORTGAGE-RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities

("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, municipal securities debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can belevied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATION SECURITIES - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or a sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or a sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     MUNICIPAL LEASE OBLIGATIONS - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     Short-Term Municipal Obligations - These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SAVINGS ASSOCIATION OBLIGATIONS

     The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

     Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

     Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

U. S. GOVERNMENT SECURITIES

     Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. Government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment. A Fund will invest in securities of such agencies or instrumentalities only when an adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Funds may realize no return on its investment, because these securities do not pay cash interest.

OTHER INVESTMENTS

DERIVATIVES

     Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, a Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

     A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of relates investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, the Funds' use of such instruments may cause a Fund to realize higher amounts of short-term capital gains generally cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

DEALER OPTIONS

     Dealer options are options nogotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if that Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, that Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While a Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds' ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC takes the position that purchased dealer options are illiquid securities. Each Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, a Fund will treat dealer options as subject to that Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     Each Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

     Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

     The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

     When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and a Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Funds' overall return could be less than if the hedging transactions had not been undertaken.

     Investments in futures contracts on fixed-income securities involve the risk that if the adviser's or a sub-adviser's judgment concerning the general direction of interest rates is incorrect, the Funds' overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, a Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

     Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Funds' futures contracts. A margin deposit is intended to assure the Funds' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

     When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

     Each Fund can buy and write (sell) options on futures contracts.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require that Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Funds' ability to effectively hedge its portfolio, or the relevant portion thereof.

     The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FORWARD CURRENCY CONTRACTS

     Each Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Funds' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS

     Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association
(NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool a Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, a Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by a Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of the Funds' net assets, after taking into account realized profits and unrealized losses on such futures contracts.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

     FOREIGN CURRENCY OPTIONS. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put and call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     SWAP TRANSACTIONS. The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" above.

FORWARD FOREIGN CURRENCY CONTRACTS

     Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. A Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of an adviser or sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, a Funds may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the adviser or sub-advisers must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each of the Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

     "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500(R) Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by an adviser or sub-adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by an adviser or sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

OPTIONS ON FUTURES

     A futures option gives purchaser the right, but not the obligation, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Fund.

OVER-THE-COUNTER OPTIONS

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. Each Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, each Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser. Under these special arrangements, each Fund will enter into contracts with primary dealers that provide that a Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Funds for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a Fund. Under such circumstances, a Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Funds' repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, a Fund might pay more to repurchase the OTC Option contract than a Fund would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

     A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. Each Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of an adviser or sub-adviser.

     Each Fund will not write call options on when-issued securities. A Fund purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. Each Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that a Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

     When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

     An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

     Each Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Funds' obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

     In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

     If a put option is sold by a Fund, a Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

     The purchase of put options may be used to protect the Funds' holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, each Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by a Fund when it does not hold the underlying security.

     The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. Each Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

STOCK INDEX OPTIONS

     Stock Index options include put and call options with respect to the S&P 500(R) and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the adviser or each sub-adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. The Funds purchase put or call options only with respect to an index which the adviser or each sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

     A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Funds' entire investment therein).

OTHER INVESTMENT COMPANIES

     An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of that Fund bear their proportionate share of the underlying investment companies' fees and expenses.

     EXCHANGE-TRADED FUNDS ("ETFs"). An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, that Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETF's, shareholders of that Fund bear their proportionate share of the underlying ETF's fees and expenses.

     HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs"). HOLDRs are trust-issued receipts that represent the Funds' beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Funds' investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

PRIVATE FUNDS

     U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, the Funds' ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Funds' expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of a Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Funds' entire investment in the Private Fund.

     Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

     The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact a Fund significantly. However, a Fund bears any expenses incurred by the trust. In addition, a Fund assumes the liquidity risks generally associated the privately offered pooled investments.

     Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

     A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

     Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Funds' investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

REAL ESTATE SECURITIES

     Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

     Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest in a restricted security or an illiquid security if a sub-adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TO BE ANNOUNCED SALE COMMITMENTS

     Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. Each Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, a Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

                              INVESTMENT TECHNIQUES

BORROWING

     A Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

PORTFOLIO HEDGING

     Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives." Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, it may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.

     RISKS ASSOCIATED WITH HEDGING TRANSACTIONS. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the adviser's or sub-adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause a Fund to hold a security it might otherwise sell.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     In addition, a Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce a Fund's NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

     RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, a Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Funds' total assets. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. A Fund might experience a loss if the financial institution defaults on the loan. A Fund seeks to mitigate this risk through contracted indemnification upon default.

     The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral or provide to a Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any interest paid on such securities, and a Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

     Repurchase agreements may be considered to be loans by a Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, a Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the sub-advisers will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Funds' rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TANSACTIONS

     Reverse repurchase agreement transactions involve the sale of U.S. government securities held by a Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Funds' holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, the Funds may engage in dollar roll transations. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Funds' yield in the manner described above; however, such transactions also increase the Funds' risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

      Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Funds and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES

     A Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. A Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year.

Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and a Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. To meet current margin requirements, a Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Funds' return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Funds' net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Funds' long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Funds' obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes" below.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

     Investing in sertain short-term, high-quality debt instruments and in the U.S. government securities is does for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the adviser's or sub-adviser's ability to invest cash flows; (iii) to permit a Fund to meet redemptions requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Funds' assets are insufficient for effective investment equities.

     Although it is expected that each Fund will normally be invested include:
(i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including cerificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Funds will normally invest in short-term instruments that do not have a maturity of greater that one year. To the extent a Fund is engaged in temorary defensive investments, it will not be pursuing its investment objective.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

     In order to secure prices or yields deemed advantageous at the time, a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. Each Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. a Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. a Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but a Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Funds' payment obligation). Depending on market conditions, a Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     The following investment restrictions are fundamental which means they may be changed only with the approval of the holders of a majority of each Fund's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of each Fund's shares present at a shareholders' meeting of which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy; or (2) more than 50% of the outstanding voting securities.

     The investment objective of each Fund is fundamental and may not be changed without a shareholder vote.

     As a matter of fundamental policy, each Fund may not:

1. Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

2. Concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Further, Global Science and Technology Fund will classify science and technology stocks as separate industries according to service type, including, but not limited to, semiconductors, biotechnology, pharmaceuticals, telecom, and internet software and services;

3. Make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of a Fund's total assets;

4. Issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exceptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions;
     (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

5. Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

6. Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

7. Borrow money, except that (i) the Fund may enter into certain futures contracts and options related thereto; (ii) the Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

8. Act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

     The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. Each Fund:

1. (except for Global Science and Technology Fund) will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund, as described in this SAI and in the Prospectus;

2. Will not invest in companies for the purpose of exercising control or management;

3. Will not purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

4. Will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The adviser or the applicable sub-adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

5. Will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by the applicable sub-adviser to be of comparable quality; and

6. May invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).

     With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Bloomberg Industry Group for International Growth Fund and Standard Industrial Classification ("SIC") Codes for Global Science and Technology Fund. Each sub-adviser believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

     Global Science and Technology has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and technology sectors. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


                               PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however, the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Funds. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

     The rate of portfolio turnover for Global Science and Technology increased during the fiscal year ended May 31, 2004 partially due to the restructuring of a Fund following the change in sub-adviser to BlackRock on January 1, 2004. In addition, the increase was due to the fact that BlackRock has a more active strategy than the previous sub-adviser. A Fund may engage in frequent trading of portfolio securities to achieve its primary investment strategies. The decrease in the portfolio turnover from the fiscal year ended May 31, 2004 to the five-month period ended October 31, 2004 is due to the fact that the five-month period does not reflect a complete fiscal year period.

     The portfolio turnover was slightly higher for International Growth Fund for the fiscal year ended October 31, 2004 as the sub-adviser rebalanced the portfolio to incorporate certain changes it made to the underlying model in February 2004. That rebalancing inflated annualized turnover by an estimated 25%. On an annual recurring basis portfolio turnover is expected to remain in the 80% to 120% range.

     The rate of portfolio turnover for International Growth Fund increased during the 2004 fiscal year as the sub-adviser rebalanced the Fund in February 2004 to incorporate certain changes made to the underlying stock selection process. That rebalancing inflated the annual turnover by an estimated 25%. The turnover rate experienced in fiscal year 2005 reflects turnover levels more indicative of expectations for the strategy going forward given normal market conditions.

                  DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES

     Each Fund is required to file its portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, each Fund posts its complete portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.G., the Funds will post the quarter-ending June 30 holdings on August 1).

     Each Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute each Fund's shares and most third parties may receive a Fund's annual or semi-annual shareholder reports, or view on ING's website, a Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, a Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund's disclosure of its portfolio holdings may include disclosure:

  - To the Funds' independent registered public accounting firm, named herein, for use in providing audit opinions;
  -  To financial printers for the purpose of preparing Fund regulatory filings;
  -  For the purpose of due diligence regarding a merger or acquisition;
  - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;
  - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Fund than is posted on the website (such agencies may receive more data from the Funds than is posted onto the Funds' website);
  - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Funds;

  - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Funds;

  - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Funds' Board of Directors has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' adviser, sub-adviser, principal underwriter or any affiliated person of the Funds, its adviser, or its principal underwriter, on the other. Such Policies authorize the Funds' administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Funds' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds' administrator reports quarterly to the Board regarding the implementation of the Policies.

     The Funds have the following ongoing arrangements with certain third parties to provide the Funds' portfolio holdings:

                                                                                     TIME LAG BETWEEN
                                                                                   DATE OF INFORMATION
                                                                                   AND DATE INFORMATION
         PARTY                        PURPOSE                   FREQUENCY               RELEASED
-------------------------------------------------------------------------------------------------------
Societe Generale             Class B shares financing            Weekly                   None
Constellation

Institutional Shareholder    Proxy Voting                        Daily                    None
Services, Inc.               & Class Action
                             Services

Charles River                Compliance                          Daily                    None
Development

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Funds and their shareholders. The Funds' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's legal department. All waivers and exceptions involving any of the Funds will be disclosed to the Funds' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                             MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director of the Company

                                                                                       NUMBER OF
                                       TERM OF                                         FUNDS IN
                                      OFFICE AND                                       FUND
                       POSITION(S)    LENGTH OF                                        COMPLEX
NAME, ADDRESS AND       HELD WITH        TIME      PRINCIPAL OCCUPATION(S) DURING THE  OVERSEEN BY  OTHER BOARD MEMBERSHIPS HELD BY
       AGE                FUND        SERVED (1)              PAST 5 YEARS             DIRECTOR(2)             DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX (3)      Director       December      Vice Chairman and Chief Operating       40       The Greater Hartford Arts
7337 East Doubletree                 1997          Officer, ING Investment                          Council (July 2002 - Present.)
Ranch Road                           - Present     Management, LLC (September 2002 -
Scottsdale, AZ 85258                               Present); President and Chief
Age: 51                                            Executive Officer (April 2001 -
                                                   Present); Managing Director and
                                                   Chief Operating Officer, ING
                                                   Investment Management Co. (April
                                                   1994 - April 2001).

                                                                                       NUMBER OF
                                       TERM OF                                         FUNDS IN
                                      OFFICE AND                                       FUND
                       POSITION(S)    LENGTH OF                                        COMPLEX
NAME, ADDRESS AND       HELD WITH        TIME      PRINCIPAL OCCUPATION(S) DURING THE  OVERSEEN BY  OTHER BOARD MEMBERSHIPS HELD BY
       AGE                FUND        SERVED (1)              PAST 5 YEARS             DIRECTOR(2)             DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS J.             Director       April 2002 -  Chief Executive Officer, ING US         40       Equitable Life Insurance Co.,
MCINERNEY (4) (5)                    Present       Financial Services (January 2005                 Golden American Life Insurance
7337 East Doubletree                               - Present); General Manager and                  Co., Life Insurance Company of
Ranch Rd.                                          Chief Executive Officer, US                      Georgia, Midwestern United
Scottsdale, AZ 85258                               Financial Services (December 2003                Life Insurance Co., ReliaStar
                                                   - December 2004); Chief Executive                Life Insurance Co., Security
Age: 49                                            Officer, ING US Financial                        Life of Denver, Security
                                                   Services (September 2001 -                       Connecticut Life Insurance
                                                   December 2003); and General                      Co., Southland Life Insurance
                                                   Manager and Chief Executive                      Co., USG Annuity and Life
                                                   Officer, US Worksite Financial                   Company, and United Life and
                                                   Services (December 2000 -                        Annuity Insurance Co.;
                                                   September 2001).                                 Ameribest Life Insurance Co.;
                                                                                                    First Columbine Life Insurance
                                                                                                    Co.; and Metro Atlanta Chamber
                                                                                                    of Commerce (January 2003 -
                                                                                                    Present)

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

ALBERT E. DEPRINCE,   Director       June 1998 -   Professor of Economics and              40       President-Elect, Academy of
JR.                                  Present       Finance, Middle Tennessee State                  Economics and Finance
7337 East Doubletree                               University (August 1991 -                        (February 2005 - Present);
Ranch Road                                         present.) and Director, Business                 First Vice President, Academy
Scottsdale, AZ 85258                               and Economic Research Center,                    of Economic and Finance
Age: 64                                            (August 1999 - August 2002.)                     (February 2004 - February
                                                                                                    2005); Second Vice President,
                                                                                                    Academy of Economics and
                                                                                                    Finance (February 2003 -
                                                                                                    February 2004); Academy of
                                                                                                    Economics and Finance
                                                                                                    (February 2002 - February
                                                                                                    2003); Executive Committee,
                                                                                                    International Atlantic
                                                                                                    Economic Society (October 2002
                                                                                                    - October 2005); and Tennessee
                                                                                                    Tax Structure Commission
                                                                                                    (December 2002 - December
                                                                                                    2004)

MARIA T. FIGHETTI     Director       April 1994 -  Retired. Formerly, Attorney, New        40       None
7337 East Doubletree                 Present       York City Department of Mental
Ranch Road                                         Health, (July 1973 - October
Scottsdale, AZ 85258                               2002) and Associate Commissioner
Age: 62                                            (1995 - 2002).

SIDNEY KOCH           Director       April 1994 -  Self-Employed Consultant (January       40       Northwest Center for the Arts,
7337 East Doubletree                 Present       1993 - Present).                                 Torrington, CT.
Ranch Road
Scottsdale, AZ 85258
Age: 70

CORINE T. NORGAARD    Director       June 1991 -   President, Thompson Enterprises         40       Mass Mutual Corporate
7337 East Doubletree                 Present       (October 2004 - Present).                        Investors (April 1997 -
Ranch Road                                         Formerly, Dean of the Barney                     Present); Advest Trust Company
Scottsdale, AZ 85258                               School of Business, University of                (1998 - Present); Director,
                                                   Hartford, (August 1996 - June                    Connecticut Health Foundation
Age: 68                                            2004).                                           (2002 - Present).

EDWARD T. O'DELL      Director       June 2002 -   Retired. Formerly,                      40       None
7337 East Doubletree                 Present       Partner/Chairman, Financial
Ranch Rd.                                          Service Group, Goodwin Procter
Scottsdale, AZ 85258                               LLP (June 1966 - September 2000)

Age: 70

JOSEPH E. OBERMEYER   Director       January 2003  President, Obermeyer & Associates,      40       None
7337 East Doubletree                 - Present     Inc. (November 1999 - Present).
Ranch Road
Scottsdale, AZ 85258
Age: 48

     (1)  Directors serve until their successors are duly elected and qualified.
     (2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Bond Portfolio; ING VP Intermediate Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
     (3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with ING Investment Management Co., sub-adviser to International Growth Fund, and an affiliate of ING Investments, LLC.

     (4) Mr. McInerney is deemed to be an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

     (5) Mr. McInerney is also a director of the following investment companies; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Primer Rate Trust; USLICO Series Fund, and ING Partners, Inc. therefore, for the purpose of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

OFFICERS

     Information about the Funds' officers are set forth in the table below:

NAME, ADDRESS AND         POSITIONS HELD WITH                 TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING
AGE                       THE COMPANY                         TIME SERVED                            THE LAST FIVE YEARS (1)
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY         President, Chief Executive Officer  March 2002 - Present          President and Chief Executive Officer,
7337 East Doubletree      and Chief Operating Officer                                       ING Investments, LLC (2) (December -
Ranch Rd.                                                                                   Present). Formerly, Senior Executive
Scottsdale, Arizona                                                                         Vice President and Chief Operating
85258                                                                                       Officer, ING Investments, LLC (2)
Age: 56                                                                                     (April 1995 - December 2000); and
                                                                                            Executive Vice President, ING
                                                                                            Investments, LLC (2) (May 1998 - June
                                                                                            2000).

MICHAEL J. ROLAND         Executive Vice President            April 2002 - Present          Executive Vice President (December
7337 East Doubletree                                                                        2001 - Present), Chief Financial
Ranch Rd.                                                                                   Officer, ING Investments, LLC (2),
Scottsdale, Arizona                                                                         Chief Compliance Officer and
85258                                                                                       Treasurer, (December 2001 - March
Age: 47                                                                                     2005); Senior Vice President ING
                                                                                            Investments, LLC (2) (June 1998 -
                                                                                            December 2001).

STANLEY D. VYNER          Executive Vice President            March 2002 - Present          Executive Vice President, ING
7337 East Doubletree                                                                        Investments, LLC (2) (July 2000 -
Ranch Rd.                                                                                   Present) and Chief Investment Risk
Scottsdale, Arizona                                                                         Officer (January 2003 - Present);
85258                                                                                       Formerly, Chief Investment Officer of
Age: 55                                                                                     the International Portfolios, ING
                                                                                            Investments, LLC (2) (August 2000 -
                                                                                            January 2003); Formerly, Chief
                                                                                            Executive Officer, ING Investments,
                                                                                            LLC (2) (August 1996 - August 2000).

JOSEPH M. O'DONNELL       Chief Compliance Officer            November 2004 - Present       Chief Compliance Officer of the ING
7337 East Doubletree                                                                        Funds (November 2004 - Present).
Ranch Rd.                                                                                   Formerly, Vice President, Chief Legal
Scottsdale, Arizona                                                                         Counsel, Chief Compliance Officer and
85258                                                                                       Secretary of Atlas Securities, Inc.,
Age: 51                                                                                     Atlas Advisers, Inc. and Atlas Funds
                                                                                            (October 2001 - October 2004); and
                                                                                            Chief Operating Officer and General
                                                                                            Counsel of Matthews International
                                                                                            Capital Management LLC and Vice
                                                                                            President and Secretary of Matthews
                                                                                            International Funds (August 1999 - May
                                                                                            2001).

NAME, ADDRESS AND         POSITIONS HELD WITH                 TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING
AGE                       THE COMPANY                         TIME SERVED                            THE LAST FIVE YEARS (1)
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA            Senior Vice President               March 2002 - Present          Senior Vice President and Assistant
7337 East Doubletree                                                                        Secretary, ING Funds Services, LLC (3)
Ranch Rd.                                                                                   (December 2001 - Present). Formerly,
Scottsdale, Arizona                                                                         Senior Vice President, ING Fund
85258                                                                                       Services, LLC (3) (August 1999 - October
Age: 42                                                                                     2001).

TODD MODIC                Senior Vice President,              March 2005 - Present          Senior Vice President, ING Funds
7337 East Doubletree      Chief/Principal Financial Officer                                 Services (3) (April 2005 - Present).
Ranch Rd.                                                                                   Formerly, Vice President, ING Funds
Scottsdale, Arizona                                                                         Services, LLC(3) (September 2002 - March
85258                                                                                       2005); Director of Financial Reporting,
Age: 38                                                                                     ING Investments, LLC (March 2001 -
                                                                                            September 2002); and Director of
                                                                                            Financial Reporting, Axient
                                                                                            Communications, Inc. (May 2000 - January
                                                                                            2001).

KIMBERLY A. ANDERSON      Senior Vice President               December 2003 - Present       Senior Vice President, ING Investments,
7337 East Doubletree                                                                        LLC (2) (October 2003 - Present).
Ranch Rd.                                                                                   Formerly, Vice President and Assistant
Scottsdale, Arizona                                                                         Secretary, ING Investments, LLC (2)
85258                                                                                       (October 2001 - October 2003); Assistant
Age: 41                                                                                     Vice President, ING Funds Services, LLC
                                                                                            (3) (November 1999 - January 2001).

THERESA K. KELETY         Secretary                           September 2003 - Present      Counsel, ING U.S. Legal Services (April
7337 East Doubletree                                                                        2003 - Present). Formerly, Senior
Ranch Rd.                                                                                   Associate with Shearman & Sterling
Scottsdale, Arizona                                                                         (February 2000 - April 2003).
85258
AGE: 43

ROBYN L. ICHILOV          Vice President and Treasurer        March 2002 - Present          Vice President, ING Funds Services, LLC
7337 East Doubletree                                                                        (3) (October 2001 - Present) and ING
Ranch Rd.                                                                                   Investments, LLC (2) (August 1997 -
Scottsdale, Arizona                                                                         Present).
85258
Age: 38

LAUREN D. BENSINGER       Vice President                      March 2003 - Present          Vice President, and Chief Compliance
7337 East Doubletree                                                                        Officer, ING Funds Distributor, LLC (4)
Ranch Rd.                                                                                   (July 1995 - Present); and Vice
Scottsdale, Arizona                                                                         President, ING Investments, LLC
85258                                                                                       (February 1996 - Present); Chief
Age: 52                                                                                     Compliance Officer, ING Investments, LLC
                                                                                            (October 2001 - October 2004).

NAME, ADDRESS AND         POSITIONS HELD WITH                 TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING
AGE                       THE COMPANY                         TIME SERVED                            THE LAST FIVE YEARS (1)
-----------------------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON         Vice President                      September 2004 - Present      Vice President, ING Funds Services, LLC
7337 East Doubletree                                                                        (3) (September 2004 - Present).
Ranch Rd.                                                                                   Formerly, Assistant Vice President, ING
Scottsdale, Arizona                                                                         Funds Services, LLC (3) (October 2001 -
85258                                                                                       September 2004); and Manager of Fund
Age: 47                                                                                     Accounting and Fund Compliance, ING
                                                                                            Investments, LLC (2) (September 1999 -
                                                                                            October 2001).

MARY GASTON               Vice President                      March 2005 - Present          Vice President, ING Funds Services, LLC
7337 East Doubletree                                                                        (3) (April 2005 - Present). Formerly,
Ranch Rd.                                                                                   Assistant Vice President, Financial
Scottsdale, Arizona                                                                         Reporting, ING Investments, LLC (2)
85258                                                                                       (April 2004 - April 2005); Manager,
Age: 39                                                                                     Financial Reporting, ING Investments,
                                                                                            LLC (2) (August 2002 - April 2004); and
                                                                                            Controller, Z Seven Fund, Inc. and
                                                                                            Ziskin Asset Management, Inc. (January
                                                                                            2000 - March 2002).

SUSAN KINENS              Assistant Vice President and        March 2003 - Present          Assistant Vice President and Assistant
7337 East Doubletree      Assistant Secretary                                               Secretary, ING Funds Services, LLC (3)
Ranch Rd.                                                                                   (December 2002 - Present); and has held
Scottsdale, Arizona                                                                         various other positions with ING Funds
85258                                                                                       Services, LLC for the last five years.
Age: 29

KIMBERLY K. PALMER        Assistant Vice President            September 2004 - Present      Assistant Vice President, ING Funds
7337 East Doubletree                                                                        Services, LLC (3) (August 2004 -
Ranch Rd.                                                                                   Present). Formerly, Manager,
Scottsdale, Arizona                                                                         Registration Statements, ING Funds
85258                                                                                       Services, LLC (3) (May 2003 - August
Age: 48                                                                                     2004); Associate Partner, AMVESCAP PLC
                                                                                            (October 2000 - May 2003); and Director
                                                                                            of Federal Filings and Blue Sky Filings,
                                                                                            INVESCO Funds Group, Inc. (March 1994 -
                                                                                            May 2003).

HUEY P. FALGOUT, JR.      Assistant Secretary                 September 2003 - Present      Chief Counsel, ING U.S. Legal Services
7337 East Doubletree                                                                        (September 2003 - Present). Formerly,
Ranch Rd.                                                                                   Counsel ING U.S. Legal Services
Scottsdale, Arizona                                                                         (November 2002 - September 2003); and
85258                                                                                       Associate General Counsel, AIG American
Age: 42                                                                                     General (January 1999 - November 2002).

NAME, ADDRESS AND         POSITIONS HELD WITH                 TERM OF OFFICE AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING
AGE                       THE COMPANY                         TIME SERVED                            THE LAST FIVE YEARS (1)
-----------------------------------------------------------------------------------------------------------------------------------
ROBIN R. NESBITT          Assistant Secretary                 September 2004 - Present      Supervisor, Board Operations, ING Funds
7337 East Doubletree                                                                        Services, LLC (3) (August 2003 -
Ranch Rd.                                                                                   Present). Formerly, Senior Legal
Scottsdale, Arizona                                                                         Analyst, ING Funds Services, LLC (3)
85258                                                                                       (August 2002 - August 2003); Associate,
Age: 32                                                                                     PricewaterhouseCoopers (January 2001 -
                                                                                            August 2001); and Paralegal, McManis,
                                                                                            Faulkner & Morgan (May 2000 - December
                                                                                            2000).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLV was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD

     The Board of Directors ("the Board") governs each Fund and is responsible for protecting the interests of shareholders. The Board is comprised of experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each of the Funds, and review each Fund's performance.

FREQUENCY OF BOARD MEETINGS

     The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMMITTEES

     The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of each Fund to review the scope of each Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee operates pursuant to a charter approved by the Board. The Audit Committee currently consists of: Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Dr. Norgaard currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2005.

     The Board has formed a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the adviser or any affiliated entity has an actual or potential conflict of interest with a Fund or its shareholders. The Contracts Committee operates pursuant to a charter approved by the Board. The Contracts Committee currently consists of: Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contracts Committee held five (5) meetings during the fiscal year ended October 31, 2005.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee operates pursuant to a charter approved by the Board. The Nominating Committee currently consists of: Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee has in place a policy by which it will consider nominees by shareholders. Shareholders wishing to submit a nomination for director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund) in writing to the Nominating Committee, c/o the Secretary of the Fund, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended October 31, 2005.

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee operates pursuant to a charter approved by the Board. The Valuation Committee currently consists of: Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended October 31, 2005.

     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state securities laws. The Compliance Committee operates pursuant to a charter approved by the Board. The Compliance Committee currently consists of:
Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson and Mr. O'Dell currently serves as Vice Chairperson of the Committee. The Committee meets as needed. The Compliance Committee held three (3) meetings during the fiscal year ended October 31, 2005.

     DIRECTOR OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director.

                                        DOLLAR RANGE OF EQUITY
                                     SECURITIES IN EACH FUND AS OF
                                           DECEMBER 31, 2005                 AGGREGATE DOLLAR RANGE
                                   ---------------------------------      OF EQUITY SECURITIES IN ALL
                                        GLOBAL                               REGISTERED INVESTMENT
                                     SCIENCE AND                             COMPANIES OVERSEEN BY
                                      TECHNOLOGY     INTERNATIONAL           DIRECTOR IN FAMILY OF
             NAME OF DIRECTOR            FUND         GROWTH FUND             INVESTMENT COMPANIES
           ------------------------------------------------------------------------------------------
           INDEPENDENT DIRECTORS
            Albert E. DePrince, Jr.       None           None                   Over $100,000(1)
            Maria T. Fighetti             None           None                   Over $100,000(1)
            Sidney Koch                   None           None                      $1-$10,000
            Edward T. O'Dell              None           None                   Over $100,000 (1)
            Joseph E. Obermeyer           None           None                 $50,001-$100,000 (1)
            Corine T. Norgaard            None           None                     Over $100,000

           DIRECTORS WHO ARE "INTERESTED PERSONS"
            Thomas McInerney              None           None                    Over $100,000
            Scott Fox              $10,001-$50,000       None                    Over $100,000

                    (1) Held in a deferred compensation account.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Funds' adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2005.

                             NAME OF OWNERS
                            AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
     NAME OF DIRECTOR          TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.            N/A               N/A                N/A               $  --             N/A
Maria T. Fighetti                  N/A               N/A                N/A               $  --             N/A
Sidney Koch                        N/A               N/A                N/A               $  --             N/A
Corine T. Norgaard                 N/A               N/A                N/A               $  --             N/A
Edward T. O'Dell                   N/A               N/A                N/A               $  --             N/A
Joseph Obermeyer                   N/A               N/A                N/A               $  --             N/A

COMPENSATION OF DIRECTORS

         Each Fund pays each Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $2,500 per attendance of any committee meeting (except the Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except the Contracts Committee) not held in conjunction with a meeting of the Board; (v) $1,000 per telephonic meeting; (vi) $25,000 annual fee to the Chairperson of the Contracts Committee, $10,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $12,500 annual fee to the Vice Chairperson of the Contracts Committee and $5,000 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the adviser for which the Directors serve in common as Directors.

     The following table sets forth information provided by the Funds' adviser regarding compensation of Directors by each Fund and other funds managed by ING Investments, LLC and its affiliates for the fiscal year ended October 31, 2005. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Fund or any other funds managed by ING Investments LLC, or its affiliates. None of these Directors were entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                            AGGREGATE COMPENSATION FROM
                                                     THE FUNDS                PENSION OR
                                          --------------------------------    RETIREMENT
                                              GLOBAL                           BENEFITS      TOTAL COMPENSATION FROM
                                           SCIENCE AND                        ACCRUED AS       THE COMPANY AND FUND
             NAME OF PERSON                 TECHNOLOGY     INTERNATIONAL     PART OF FUND         COMPLEX PAID TO
                POSITION                       FUND         GROWTH FUND        EXPENSES             DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr. (2)                   $ 619            $ 564              N/A               $  137,875
Director

Maria T. Fighetti (2)                         $ 338            $ 384              N/A               $   86,000
Director, Chairman Audit Committee

Sidney Koch                                   $ 783            $ 603              N/A               $  147,250
Director, Chairman Contract Committee

Corine Norgaard                               $ 783            $ 731              N/A               $  176,000
Director, Chairman Audit Committee

Joseph E. Obermeyer (2)                       $ 396            $ 348              N/A               $   88,500
Director

Edward T. O'Dell (2)                          $ 365            $ 319              N/A               $   81,000
Director


     (1) Represents compensation from 43 funds (total in complex as of October 31, 2005).
     (2) During the fiscal year ended December 31, 2005, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $30,000, $0, $50,000 and $30,110, respectively, of their compensation from the Fund Complex.

     The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS

     The Funds, ING Investments, the sub-advisers and the Distributor have adopted a code of ethics ("Code of Ethics") or written supervisory procedures governing personal trading activities of all Directors and Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against each Fund that may arise from personal trading of securities that may be purchased or held by the Funds or of the Funds' shares. The Code of Ethics also prohibits short-term trading of each Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with a Fund's Compliance Department and to report all transactions on a regular basis. The Sub-Advisers have each adopted their own Codes of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The proxy voting procedures and guidelines delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to ING Investments, the Board has also approved ING Investments' proxy voting procedures, which require ING Investments to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25.00% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of February 1, 2006, the Directors and Officers of the Company as a group owned less than 1.00% of the outstanding shares of each Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5.00% of the outstanding shares of any class of either of the Funds.


                                                                       CLASS AND
                                                                         RECORD        PERCENTAGE        PERCENTAGE
         FUND                             ADDRESS                      OWNERSHIP        OF CLASS          OF FUND
--------------------------------------------------------------------------------------------------------------------
                                    ING National Trust
                                  Central Valuation Unit
  Global Science and                Attn: Gordon Elrod                 Class A           43.00%            20.40%
      Technology                  151 Farmington Avenue
                                 Hartford, CT 06101-5900

  Global Science and      ING Life Insurance and Annuity Company
      Technology                  151 Farmington Avenue                Class A           14.37%            6.70%
                                 Hartford, CT 06101-5900

                                   First Clearing, LLC
                                 WBNA Collateral Account
  Global Science and                 FBO Peter DePaul                  Class C           14.30%            0.80%
      Technology                     1750 Walnut Road
                              Blue Bell, Pennsylvania 19422

                             Reliance Trust Company Customer
                                     FBO ING Americas
  Global Science and        Deferred Compensation Savings Plan         Class I           74.31%            2.02%
      Technology                P.O. Box 48529, Suite 200
                               Atlanta, Georgia 30362-1529

                                    ING National Trust
                                  Central Valuation Unit
  ING International                 Attn: Gordon Elrod                 Class A           68.13%            49.40%
        Growth                    151 Farmington Avenue
                                 Hartford, CT 06101-5900

                              Citigroup Global Markets, Inc.
  ING International         Attention: Peter Booth, 7th Floor
        Growth                      333 W. 34th Street                 Class B           8.73%             0.75%
                              New York, New York 10001-2402

                           MFPF & S for the Sole Benefit of its
                                        Customers
  ING International           Attention: Fund Administration
        Growth                  4800 Deer Lake Drive East              Class B           8.54%             0.73%
                                        3rd Floor
                             Jacksonville, Florida 32246-6484

                           RPM 003 Palmetto Pathology Services
                            Profit Sharing Plan Dated 11-17-95
  ING International                    P.O. Box 250                    Class C           5.90%             0.22%
        Growth                    Church Street Station
                              New York, New York 10008-0250

                          ING Life Insurance and Annuity Company
  ING International               Central Valuation Unit
        Growth                    151 Farmington Avenue                Class I           5.70%             0.87%
                                 Hartford, CT 06156-0001

                        Marcus Sebastain Huber & Richard L. Huber
  ING International                       JTWROS
        Growth                      139 W. 78th Street                 Class I           8.25%             1.25%
                              New York, New York 10024-6702

                                     ADVISER

     The investment adviser for each of the Funds is ING Investments, LLC ("Adviser" or "ING Investments"), which is registered with the SEC as an adviser and serves as an adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation to another investment adviser (each a "sub-adviser and collectively "Sub-Advisers"), BlackRock Advisors Inc. ("BlackRock") as the Sub-Adviser to Global Science and Technology Fund and ING Investment Management Co. ("ING IM") as the Sub-Adviser to International Growth Fund. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal executive offices of ING Groep are located at Strawinskylaan 2631,1007 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.

     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as adviser to all the Funds.

     ING Investments serves pursuant to an investment management agreement ("Investment Advisory Agreements") between ING Investments and the company, on behalf of the Funds. The Investment Advisory Agreements require ING Investments to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, "Sub-Advisory Agreements") ING Investments has delegated certain management responsibilities to BlackRock and ING IM. ING Investments oversees the investment management of the Sub-Advisers for the Funds.

     The Investment Advisory Agreements requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysts. The Investment Advisory Agreements provides that the Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreements, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreements.

     After an initial term of two years, the Investment Advisory Agreements and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or a Sub-Adviser as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

     For information regarding the basis for the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Funds' semi-annual shareholder report dated April 30.

                                  ADVISORY FEES

     The Adviser bears the expense of providing its services and pays the fees of BlackRock and ING IM. For its services, each Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:


FUND                        ANNUAL ADVISER FEE
Global Science and          1.050% on the first $500 million of the Fund's average daily net assets,
Technology                  1.025% on the next $500 million of the Fund's average daily net assets and
                            1.000% on the Fund's average daily net assets in excess of $1 billion.

International Growth        0.850% on the first $250 million of the Fund's average daily net assets,
                            0.800% on the next $250 million of the Fund's average daily net assets,
                            0.775% on the next $250 million of the Fund's average daily net assets,
                            0.750% on the next $1.25 billion of the Fund's average daily net assets and
                            0.700% on the Fund's average daily net assets in excess of $2 billion.

TOTAL ADVISORY FEES PAID

The following tables set forth the total amounts the Funds paid to ING Investments for the last three fiscal years.

For the fiscal ended October 31, the advisory fees paid to ING Investments are as follows:

                                                                           TOTAL
         YEAR                      FUND                                ADVISORY FEES
         ----                      ----                                -------------
         2005           Global Science and Technology                  $     750,041
         2005           International Growth                           $     577,441
         2004           Global Science and Technology (1)              $     306,717(1)
         2004           International Growth                           $     554,712
         2003           International Growth                           $     530,854


     (1) Global Science and Technology Fund changed its fiscal year end from May 31 to October 31. The amount shown represents the advisory fees paid for the five month period from June 1, 2004 through October 31, 2004.

For the fiscal year ended May 31, the advisory fees paid to ING Investments are as follows:

                                                                           TOTAL
         YEAR                      FUND                                ADVISORY FEES
         ----                      ----                                -------------
         2004               Global Science and Technology              $     753,147
         2003               Global Science and Technology              $     160,156

                          EXPENSE LIMITATION AGREEMENT

     ING Investments has entered into an expense limitation agreement with each Fund, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of each Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of a Fund's business) and expenses of any counsel or other persons or services retained by a Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of ING Investments do not exceed the following expense limitations:

         FUND                                             EXPENSE LIMIT
         ----                                             -------------
         Global Science and Technology                        1.75%
         International Growth                                 1.60%

     Each Fund set forth above may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

     The expense limitation agreement provides that these expense limitations shall continue until March 1, 2007. The expense limitations are contractual and automatically renew for one-year terms unless ING Investments provides written notice of the termination of the agreement to the Independent Director of the Company with in ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement. The agreement may also be terminated by the Company, without payment of any penalty, upon ninety (90) days prior written notice to ING Investments at its principal place of business.

                                  SUB-ADVISERS

     The Investment Advisory Agreement for each of the Funds provides that ING Investments, with the approval of the Company's Board, may select and employ advisers to serve as Sub-Adviser for the Funds, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Advisers, and executive salaries and expenses of the Directors and Officers of the Company who are employees of ING Investments or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreement.

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing annual and semi-annual reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by ING Investments, the Board, on behalf of a Fund, or the shareholders of such Fund upon 60 days prior written notice. The Sub-Advisory Agreements continue in effect through December 31, 2006 for both International Growth Fund and Global Science and Technology Fund and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     On May 24, 2002 the SEC an Exemptive Relief Order permitting ING Investments to enter into a new investment sub-advisory agreements on behalf of Global Science and Technology Fund with a non-affiliated sub-adviser or materially amend an existing Sub-Advisory Agreement subject to the approval of the Global Science and Technology Fund's Board (including a majority or Independent Directors), but without shareholder approval. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within ninety (90) days of the change. The Adviser remains responsible for providing general management services to Global Science and Technology Fund, including overall supervisory responsibility for the general management services to Global Science and Technology Fund, including overall supervisory responsibility for the general management and investment of Global Science and Technology Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set Global Science and Technology Fund's overall investment strategies; (ii) evaluate, select and recommend a sub-adviser to manage all or part of Global Science and Technology's assets; (iii) when appropriate, allocate and reallocate Global Science and Technology Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with Global Science and Technology Fund's investment objectives, policies and restrictions.

     Pursuant to a Sub-Advisory Agreement between the Adviser and BlackRock, BlackRock serves as Sub-Adviser to Global Science and Technology Fund. BlackRock has served as Sub-Adviser since January 1, 2004. Prior to January 1, 2004, AIC Asset Management ("AIC") served as Sub-Adviser. In this capacity, BlackRock, subject to the supervision and control of the Adviser and the Board, on behalf of the Fund, manages the Fund's investment portfolio consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. BlackRock's address is 100 Bellevue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the United States.

     Pursuant to a Sub-Advisory Agreement between the Adviser and ING IM, ING IM serves as Sub-Adviser to International Growth Fund. In this capacity, ING IM, subject to the supervision and control of the Adviser and the Board, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. ING IM's address is 230 Park Avenue, New York 10169. ING IM is an indirect wholly-owned subsidiary of ING Groep.

                                SUB-ADVISORY FEES

     As compensation to each Sub-Adviser for their services, the Adviser pays each Sub-Adviser a monthly fee in arrears equal to the following as a percentage of each Fund's average daily net assets managed during the month:

FUND                        ANNUAL SUB-ADVISORY FEE (1)
Global Science and          0.50% on the first $200 million of the Fund's average daily net assets,
Technology (1)              0.45% on the next $300 million of the Fund's average daily net assets,
                            0.40% on the Fund's average daily net assets in excess of $500 million

International Growth        0.383% on the first $250 million of the Fund's average daily net assets,
                            0.360% on the next $250 million of the Fund's average daily net assets,
                            0.349% on the next $250 million of the Fund's average daily net assets,
                            0.338% on the next $1.25 billion of the Fund's average daily net assets and
                            0.315% on the Fund's average daily net assets in excess of $2 billion.


     (1) For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc. a registered investment company that is not a party to this Sub-Advisory Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Sub-Adviser based on relative net assets.

TOTAL SUB-ADVISORY FEES PAID

For the fiscal year ended October 31, the Adviser paid Black Rock and ING IM in their capacity as Sub-Advisers, sub-advisory fees as follows:

  YEAR        FUND                                                      SUB-ADVISORY FEES PAID
  ----        -----                                                     ----------------------
  2005        Global and Science Technology                             $              294,832
  2005        International Growth                                      $              332,201
  2004        Global Science and Technology                             $               54,007(1)
  2004        International Growth                                      $              249,620
  2003        International Growth                                      $              238,884

     (1) Global Science and Technology Fund changed its fiscal year end from May 31 to October 31. The amount shown represents sub-advisory fees paid for the four-month period from June 1, 2004 through October 31, 2004.

For the period January 1, 2004 through May 31, 2004, the Adviser paid BlackRock in its capacity as Sub-Adviser sub-advisory fees as follows:


FUND                                                                 SUB-ADVISORY FEES PAID
----                                                                 ----------------------
Global Science and Technology (1)                                         $     270,290


     (1) On January 2, 2004, BlackRock Advisors, Inc. became Sub-Adviser to Global Science and Technology Fund.

     For the period April 26, 2003 to December 31, 2005, Global Science and Technology Fund paid AIC a monthly fee in arrears equal to 0.35% as a percentage of the Fund's average daily net assets. Prior to April 26, 2003, Global Science and Technology paid AIC a monthly fee in arrears equal to 0.50% as a percentage of the Fund's average daily net assets. For the period April 26, 2003 to December 31, 2005, Global Science and Technology paid AIC as Sub-Adviser $151,905.

         For the fiscal year ended May 31, 2003, ING Investments paid AIC sub-advisory fees of $69,161 for its services to Global Science and Technology Fund.

PORTFOLIO MANAGERS

INTERNATIONAL GROWTH FUND

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2005.


                    REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                    COMPANIES                           VEHICLES                            OTHER ACCTS
                    ---------------------------------   ---------------------------------   ---------------------------------
  PORTFOLIO         NUMBER OF                           NUMBER OF                           NUMBER OF
   MANAGER          ACCOUNTS        TOTAL ASSETS        ACCOUNTS         TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS*
------------------------------------------------------------------------------------------------------------------------------
Carl Ghielen            11         $      484,000,000          0                N/A             2           $     143,000,000
Martin Jansen            8         $  222,015,632,000          1         $ 94,897,864,000       2           $ 146,447,634,000


*None of the accounts managed are subject to performance fees.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION

     ING IM compensation paid to portfolio managers consists of (a) fixed base salary and (b) bonus, which is based on 3 and 5 year pre-tax performance of the accounts the portfolio manager is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and, in certain cases, revenue growth of the accounts he or she is responsible for, and (c) long-term equity awards tied to the performance of the parent company, ING Groep.

     The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM employs defined indices, (I.E., the MSCI EAFE(R) Index) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for the portfolio manager. The measures for the portfolio manager are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three-year periods and, in certain circumstances, year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by the portfolio manager. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the portfolio manager's scorecards.

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     If the portfolio manager's fixed base salary compensation exceeds a particular threshold he may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the International Growth Fund owned by the portfolio managers as of October 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                                      DOLLAR RANGE OF SECURITIES OF THE FUND
       PORTFOLIO MANAGER              OWNED
       ---------------------------------------------------------------------
       Carl Ghielen                   None
       Martin Jansen                  None

GLOBAL SCIENCE AND TECHNOLOGY FUND

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2005.


                    REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                    COMPANIES                           VEHICLES                            OTHER ACCOUNTS
                    ---------------------------------   ---------------------------------   ---------------------------------
  PORTFOLIO         NUMBER OF                           NUMBER OF                           NUMBER OF
   MANAGER          ACCOUNTS        TOTAL ASSETS        ACCOUNTS         TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
Thomas P. Callan        9          $ 2,520,000,000          3           $ 140,000,000          3(1)         $ 585,000,000
Erin Xie                4          $   727,000,000          2           $ 112,000,000          0            $           0

                    REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                    COMPANIES                           VEHICLES                            OTHER ACCOUNTS
                    ---------------------------------   ---------------------------------   ---------------------------------
  PORTFOLIO         NUMBER OF                           NUMBER OF                           NUMBER OF
   MANAGER          ACCOUNTS        TOTAL ASSETS        ACCOUNTS         TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
Jean Rosenbaum          5          $ 1,204,000,000          0           $           0          1            $  27,000,000


(1) One of these accounts with total assets at $452 million is subject to performance fees.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

     BlackRock Advisors, Inc. ("BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

     Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. Finally, Mr. Callan manages a $522 million account that is subject to a performance fee.

COMENSATION

     BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a fixed base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

LONG-TERM RETENTION AND INCENTIVE PLAN (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Mr. Callan, Ms. Rosenbaum and Ms. Xie have received awards under the LTIP.

DEFERRED COMPENSATION PROGRAM - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior portfolio managers, including Mr. Callan and Ms. Rosenbaum, is mandatorily deferred in a similar manner for a number of years.

OPTIONS AND RESTRICTED STOCK AWARDS - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Callan and Ms. Rosenbaum have been granted stock options in prior years, and Mr. Callan participates in BlackRock's restricted stock program.

INCENTIVE SAVINGS PLANS - The PNC Financial Services Group, Inc., which owns approximately 62% (on a fully diluted basis) of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of Mr. Callan, Ms. Xie, and Ms. Rosenbaum are eligible to participate in these plans.

ANNUAL INCENTIVE COMPENSATION - The annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall pre-tax performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. For the members of BlackRock's Global Opportunities team, including Mr. Callan and Ms. Xie and Ms. Rosenbaum, the relevant benchmark is a combination of market benchmarks (including the Standard & Poor's/Citigroup Extended Market Index Global Ex-US Index, the Standard & Poor's/Citigroup Extended Market Index, the Russell 3000 Healthcare Index, and the Pacific Stock Exchange Technology 100 Index) and client specific benchmarks (in this case, the Pacific Stock Exchange Technology 100 Index). In addition, some of the annual incentive compensation of Mr. Callan may include a portion of the performance fees paid by certain accounts and funds that he manages.

     Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

As of October 31, 2005, the end of the Fund's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

                               DOLLAR RANGE OF SECURITIES OF THE FUND
PORTFOLIO MANAGER              OWNED*
---------------------------------------------------------------------
Thomas Callan                  None
Erin Xie                       None
Jean Rosenbaum                 None

                                RULE 12B-1 PLANS

     The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, the Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by the Distributor to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts. ING Funds Distributor, LLC or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of sales.

     The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

     The Distribution and Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

     In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by the Distributor and 3) Distributor's shareholder distribution-related expenses and costs.

     Additional cash payments may be made by ING Funds Distributor, LLC to ING Direct Securities, Inc. for providing shareholder servicing and/or distribution services. Under this arrangement, ING Funds Distributor, LLC may pay ING Direct Securities, Inc. an additional 0.15% sales of the Class O shares of each Fund above the 0.25% discussed above.

     Total expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Class O shares for the following Funds paid to ING Funds Distributor, LLC for the year ended October 31, 2005 were as follows:

     For the fiscal year ended October 31, 2005:

                     DISTRIBUTION EXPENSES             CLASS O
                     ---------------------            ---------
                 GLOBAL SCIENCE AND TECHNOLOGY
              Advertising                             $     201
              Printing                                $   3,821
              Salaries & Commissions                  $  28,178
              Broker Servicing                        $  38,815
              Miscellaneous                           $  50,151
              Total                                   $ 121,166

              INTERNATIONAL GROWTH
              Advertising                             $     678
              Printing                                $  12,880
              Salaries & Commissions                  $  77,601
              Broker Servicing                        $  75,846
              Miscellaneous                           $  61,226
              Total                                   $ 228,231

                                  ADMINISTRATOR

     ING Funds Services, LLC ("ING Funds Services" or "Administrator") serves as administrator for each of the Funds pursuant to various Administration Agreements. The Administrator is an affiliate of ING Investments. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct the Funds' business, except for those services performed by ING Investments under the Investment Advisory Agreement, the Sub-Advisers under the Sub-Advisory Agreements, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for monitoring the Funds in compliance with applicable legal requirements and the investment policies and restrictions of the Funds.

The Administrative Services Agreement may be cancelled by the Board, without payment of any penalty, by a majority of the Directors/Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the Company.

The Administrator receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.

ADMINISTRATIVE FEES PAID

For the fiscal year ended October 31, administrative service fees were paid as follows:

                                                                   TOTAL
                                                               ADMINISTRATIVE
     YEAR               FUND                                   SERVICES FEES
     ----               ----                                   --------------
     2005               Global Science and Technology             $ 57,147
     2005               International Growth                      $ 54,347
     2004               Global Science and Technology (1)         $ 23,369
     2004               International Growth                      $ 52,208
     2003               International Growth                      $ 49,963

     (1) Global Science and Technology changed its fiscal year end from May 31, to October 31.

     For the fiscal year ended May 31, administrative service fees were paid as follows:

                                                                   TOTAL
                                                               ADMINISTRATIVE
     YEAR               FUND                                   SERVICES FEES
     ----               ----                                   -------------
     2004               Global Science and Technology             $ 57,383
     2003               Global Science and Technology             $ 12,203


                                    CUSTODIAN

     The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of each of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

     Legal matters for the Company are passed upon by Goodwin Procter LLP Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                                 TRANSFER AGENT

     DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer and dividend-paying agent to the Funds.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

     Subject to the supervision of the Board, the Sub-Advisers are responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is the Sub-Advisers' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

     The Sub-Advisers receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of a Fund and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to a Fund as a component of other research services. The Sub-Advisers consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of the Sub-Advisers, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, a Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Advisers in servicing all of its accounts; not all such services will be used by the Sub-Advises to benefit the Funds. The Adviser or Sub-Advisers may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to a Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commissions recapture payments benefit the Funds, and not the Adviser or Sub-Advisers.

     Consistent with federal law, the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of a Sub-Adviser as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Sub-Advisers' opinion as to which services and which means of payment are in the long-term best interests of their clients.

     Each Sub-Adviser may buy or sell the same security at or about the same time for a Fund and another advisory client of a Sub-Adviser, including clients in which affiliates of the Sub-Advisers have an interest. The Sub-Advisers normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a PRO RATA basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows*:

For the fiscal year ended October 31 brokerage commissions were paid as follows:


       YEAR          FUND NAME                                                COMMISSIONS PAID
       ----          ---------                                                ----------------
       2005          Global Science and Technology                                $ 385,205
       2005          International Growth                                         $ 247,997
       2004          Global Science and Technology (1)                            $ 191,252

----------
* The Fund does not have any affiliated brokerage arrangements.

       YEAR          FUND NAME                                                COMMISSIONS PAID
       ----          ---------                                                ----------------
       2004          International Growth                                         $ 302,035
       2003          International Growth                                         $ 586,473


(1) Global Science and Technology changed its fiscal year end from May 31 to October 31. The amount shown represents the brokerage commissions paid for the four-month period from June 1, 2004 through October 31, 2004.

For the fiscal year ended May 31 brokerage commissions were paid as follows:

       YEAR          FUND NAME                                                COMMISSIONS PAID
       ----          ---------                                                ----------------
       2004          Global Science and Technology                                $ 431,711
       2003          Global Science and Technology                                $  59,897

For the fiscal year ended October 31, brokerage commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

       YEAR          FUND NAME                                                COMMISSIONS PAID
       ----          ---------                                                ----------------
       2005          Global Science and Technology                                $   84,309
       2005          International Growth                                         $        0
       2004          Global Science and Technology (1)                            $   65,570
       2004          International Growth                                         $        0
       2003          International Growth                                         $        0

     (1) Global Science and Technology changed its fiscal year end from May 31 to October 31. The amount shown represents the commissions paid because of research services for the four-month period from June 1, 2004 through October 31, 2004.

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

     During the fiscal year ended October 31, 2005, the following Funds acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of October 31, 2005:

FUND                                        SECURITY DESCRIPTION                             MARKET VALUE
----                                        --------------------                             ------------
Global Science and Technology               None                                             $          0
International Growth                        Deutsche Bank AG                                 $    903,118
International Growth                        UBS AG                                           $  1,242,178

                        PURCHASE AND REDEMPTION OF SHARES

     Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received by the Transfer Agent. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

     Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

     ING Direct Securities Inc. or other designated intermediaries may accept purchase and redemption orders on behalf of a Fund. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

     Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

     Each Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1.00% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     Purchases and exchanges should be made for investment purposes only. Each Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SYSTEMATIC INVESTMENT

     The Systematic Investment feature, using the Electronic Funds Transfer ("EFT") capability, allows you to make automatic monthly investments in the Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

     The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semi-annual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated.

AUTOMATIC CASH WITHDRAWAL PLAN

     The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from the Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in the Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.


SIGNATURE GUARANTEE

     A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

     A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

     As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the exchange) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Funds' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

     Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting a Fund and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in a Fund. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify as a regulated investment company ("RIC") under the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies or net income derived from interest in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RIC, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs ) of any one issuer, or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain and at least 90% of certain tax-exempt interest) each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

     If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. However, although the Fund would not be able to pass through distributions of long-term capital gains to its shareholders under the rules generally applicable to RICs its distributions may constitute qualified dividends generally taxable to individuals at long-term capital gain rates and may be eligible for the corporate dividends - received deduction) see - DISTRIBUTIONS below). If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

DISTRIBUTIONS

     Dividends of investment company taxable income (including short-term capital gain) generally are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction, and also may be eligible for federal income taxation at long-term capital gain rates in the case of individual shareholders, to the extent that such distributions are attributable to a Fund's dividend income from certain corporations, and if other applicable requirements are met, including, in the case of corporate dividends received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital loss) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Distributions of short-term capital gains from assets held for one year or less will be taxed as ordinary income. Generally, distributions from a fund are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gain and on qualified dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the 15% rate. Qualified dividends are generally dividends from taxable domestic corporations and certain qualified foreign corporations, provided that the Fund has held the stock in such corporation for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if 75% or more of its gross income is passive income (including dividends, interest, royalties, rents, and certain other types of investment income), or if 50% or more of the company's assets are held for the production of such passive income in a taxable year. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will generally be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will generally be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U. S. source income.

OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to the fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the 30th day after the close of the Fund's taxable year, if certain conditions are met.

     Requirements relating to a Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

     If the Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale.

Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying companies' fees and expenses.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss if the shares are capital asset in the shareholder's hand. Capital gain generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 day before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the maximum tax rate on long-term gains for individual taxpayers is 15.00%.


     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

     A Fund generally will be required to backup withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28.00%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require (2) the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30.00% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                                   DISTRIBUTOR

     Shares of each Fund are distributed by ING Funds Distributor pursuant to an underwriting agreement ("Underwriting Agreement") between the Company and the Distributor on behalf of the Funds. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90.00% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "Underwriter" as that term is defined under the 1933 Act. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. ING Funds Distributor LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is an affiliate of the Adviser and is an indirect wholly-owned subsidiary of ING Groep and an affiliate of ING.

     The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this supplement, the focus firms are: A.G. Edwards & Sons, Inc; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc; Citistreet Equities LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co, Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments LLC.

     For the fiscal year ended October 31, fees were paid to the Distributor as follows:

     YEAR            FUND NAME                                           TOTAL UNDERWRITING FEES PAID
     ----            ---------                                           ----------------------------
     2005            Global Science and Technology                               $  277,149
     2005            International Growth                                        $  179,062
     2004            Global Science and Technology                               $  119,620(1)
     2004            International Growth                                        $  149,666
     2003            International Growth                                        $  124,070

     (1) Global Science and Technology changed its fiscal year end from May 31, to October 31. The amount shown represents the underwriting fees paid for the four month period from June 1, 2004 through October 31, 2004


For the fiscal year ended May 31, fees were paid to the Distributor as follows:

     YEAR        FUND NAME                                        TOTAL UNDERWRITING FEES PAID
     ----        ---------                                        ----------------------------
     2004        Global Science and Technology                              $ 316,701
     2003        Global Science and Technology                              $  56,584

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly of indirectly, from the Funds during each Fund's most recent fiscal year.



                                        NET                    COMPENSATION ON
                  NAME OF               UNDERWRITING           REDEMPTIONS AND
                  PRINCIPAL             DISCOUNTS AND          REPURCHASES            BROKERAGE           OTHER
FUND              UNDERWRITER           COMMISSIONS            (FOR CLASS O SHARES)   COMMISSIONS         COMPENSATION
----              -----------           -----------            --------------------   -----------         ------------
Global Science    ING Funds             $ 2,462.62                    N/A             $  2,006.61              N/A
and Technology    Distributor, LLC
International     ING Funds             $ 1,723.94                    N/A             $    341.49              N/A
Growth            Distributor, LLC

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                        P(1 + T)(TO THE POWER OF n) = ERV

Where: P    = a hypothetical initial payment of $1,000,
       T    = the average annual total return,
       n    = the number of years, and
       ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

     The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                    P(1 + T)(TO THE POWER OF n) = ATV SUB(D)

Where: P          = a hypothetical initial payment of $1,000,
       T          = the average annual total return (after taxes on
                    distributions),
       n          = the number of years, and
       ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of a Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

     The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                    P(1 + T)(TO THE POWER OF n) = ATV SUB(DR)

Where:  P           = a hypothetical initial payment of $1,000,
        T           = the average annual total return (after taxes on
                      distributions),
        n           = the number of years, and

        ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of a Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

     A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in a Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge, if any, but may also show total return without giving effect to that charge. Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class O shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of a Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only International Growth Fund, Global Science and Technology Fund, Bond Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund and Index Plus Small Cap Fund offer Class O shares to the public.

     Total Return Quotations as of October 31, 2005:

           FUND NAME                     1 YEAR                 5 YEARS            SINCE INCEPTION      INCEPTION DATE (1)
           ---------                     ------                 -------            ---------------      ------------------
GLOBAL SCIENCE AND TECHNOLOGY                                                                               08/06/2001
            Class O                       10.34%                  N/A                  (5.72)%
    Class O (after taxes on               10.34%                  N/A                  (5.72)%
        distributions)
    Class O (after taxes on                6.72%                  N/A                  (4.79)%
distributions and sale of Fund
            shares

    INTERNATIONAL GROWTH
Class O                                   19.80%                  N/A                   1.70%               08/01/2001
Class O (after taxes on                   19.89%                  N/A                   1.69%
distributions)
Class O (after taxes on                   13.20                   N/A                   1.50%
distributions and sale of Fund
shares)

     (1) The inception date above represents the commencement of operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which Funds were added.

                              FINANCIAL STATEMENTS

     The Financial Statements and the independent auditors' report, thereon, appearing in the Company's annual shareholder reports for the periods ended October 31, 2005 are incorporated by reference into this SAI. The Company's annual and semi-annual shareholder reports are available upon request and without charge by calling 1-800-BUY-FUND.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003

I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

(1)    DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.
(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

Fund's custodian and therefore will not be voted.

(2)    APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

(3)    VOTING PROCEDURES AND GUIDELINES

A. The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.

       (1)    Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

       B. Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

       1.     Votes in Accordance with Agent Recommendation

       In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

       2.     Non-Votes

       The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

       (1) Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.
       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures), in substantially the form attached hereto as Exhibit 2.

       If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or an Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

       If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.     CONFLICTS OF INTEREST
In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.    REPORTING AND RECORD RETENTION

       (1)    Reporting by the Funds
              Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

       (2)    Reporting to the Boards
              At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                         ING VP BALANCED PORTFOLIO, INC.

                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

                                  ING GET FUNDS

                              ING VP BOND PORTFOLIO

                  ING VP ING AELTUS MONEY MARKET FUND PORTFOLIO

                               ING VARIABLE FUNDS

                          ING VARIABLE PORTFOLIOS, INC.

                              ING SERIES FUND, INC.


Effective: July 29, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?
     EXPLANATION:                                                 YES      NO
                                                                  / /      / /

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?
     EXPLANATION:                                                 YES      NO
                                                                  / /      / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                 YES      NO
                                                                  / /      / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                 YES      NO
                                                                  / /      / /
NAME:                                                   DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5 % or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, Aeltus Investment Management, Inc., ING Investment Management

Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

** PLEASE FAX OR EMAIL TO KARLA BOS AT 480-477-2744 OR karla.bos@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,

                             DIRECTED SERVICES, INC.

                                       AND

                     ING LIFE INSURANCE AND ANNUITY COMPANY


                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 17, 2003


I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.     Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

       B.     Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       (1)    Proxy Group

       The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy

       Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

       A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

       For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
       (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

       D.     Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.   VOTING PROCEDURES
B.
       a. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       (2)    Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

       C.     Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1.   Votes in Accordance with Agent Recommendation

          In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

          2.   Non-Votes

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits,

          E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

          3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, Where Applicable, or Where No Recommendation is Provided by Agent.

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.
The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) a copy of each proxy statement received regarding a Fund's portfolio securities; (Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request); (2) a record of each vote cast on behalf of a Fund. (3) a copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision; and (4) a copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                               TITLE OR AFFILIATION
Stanley D. Vyner           Chief Investment Risk Officer and Executive Vice
                           President of ING Investments, LLC

Karla J. Bos               Acting Proxy Coordinator

Kimberly A. Anderson       Senior Vice President and Assistant Secretary of
                           ING Investments, LLC

Maria Anderson             Assistant Vice President - Manager Fund Compliance
                           of ING Funds Services, LLC

Michael J. Roland          Executive Vice President and Chief Financial Officer
                           of ING Investments, LLC

Todd Modic                 Vice President of Financial Reporting - Fund
                           Accounting of ING Funds Services, LLC

Megan L. Dunphy, Esq.      Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.    Counsel, ING Americas US Legal Services


Effective as of November 17, 2003

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003


I.     INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Voting on director nominees in uncontested elections                                   Case-by-Case

Separating Chairman and CEO                                                            Case-by-Case

Shareholder proposals seeking a majority of independent directors                          For

Shareholder proposals asking that board audit, compensation, and/or                        For
nominating committees be composed exclusively of independent directors

Shareholder proposals requiring directors to own a minimum amount of company           Case-by-Case
stock in order to qualify as a director or to remain on the board

Term of Office

     -   Shareholder proposals to limit the tenure of outside directors                  Against

Age Limits

     -   Shareholder proposals to impose a mandatory retirement age for                   II. FOR
         outside directors

Director and Officer Indemnification and Liability Protection                          Case-by-Case

     -   Limit or eliminate entirely directors' and officers' liability for              Against
         monetary damages for violating the duty of care

     -   Proposals that would expand coverage beyond just legal expenses to              AGAINST
         acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -   Proposals providing such expanded coverage in cases when a                         FOR
         director's or officer's legal defense was unsuccessful if:

        (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
        (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Voting for director nominees in contested elections                                    Case-by-Case

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
Reimburse proxy solicitation expenses                                                  Case-by-Case

AUDITORS

RATIFYING AUDITORS                                                                         For

Non-Audit Services

     -   Approval of auditors when total non-audit fees exceed the total of            Case-by-Case
         audit fees, audit-related fees and permissible tax fees

Auditor Independence

     -   Shareholder proposals asking companies to prohibit their auditors         C.  Case-by-Case
         from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -   Shareholder proposals asking for mandatory audit firm rotation                  Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -   Proposals to classify                                                           Against

     -   Proposals to repeal classified boards and to elect all directors                  For
         annually

Shareholder Ability to Remove Directors

     -   Proposals that provide that directors may be removed only for cause             Against

     -   Proposals to restore shareholder ability to remove directors with                 For
         or without cause

     -   Proposals that provide that only continuing directors may elect                 Against
         replacement to fill board vacancies

     -   Proposals that permit shareholders to elect directors to fill board               For
         vacancies

Cumulative Voting

     -   Proposals to eliminate cumulative voting                                        Against

     -   Proposals to restore or permit cumulative voting                              Case-by-Case

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
Shareholder Ability to Call Special Meetings

     -   Proposals to restrict or prohibit shareholder ability to call                   Against
         special meetings

     -   Proposals that remove restrictions on the right of shareholders to                For
         act independently of management

Shareholder Ability to Act by Written Consent

     -   Proposals to restrict or prohibit shareholder ability to take                   Against
         action by written consent

     -   Proposals to allow or make easier shareholder action by written                   For
         consent

Shareholder Ability to Alter the Size of the Board

     -   Proposals that seek to fix the size of the board                              Case-by-Case

     -   Proposals that give management the ability to alter the size of the             Against
         board without shareholder approval

D.       TENDER OFFER DEFENSES

Poison Pills

     -   Proposals that ask a company to submit its poison pill for                        For
         shareholder ratification

     -   Shareholder Proposals to redeem a company's poison pill                       Case-by-Case

     -   Management Proposals to ratify a poison pill                                  Case-by-Case

Fair Price Provisions

     -   Proposals to adopt fair price provisions                                      Case-by-Case

     -   Fair price provisions with shareholder vote requirements greater                Against
         than a majority of disinterested shares

Greenmail

     -   Proposals to adopt antigreenmail charter or bylaw amendments or                   For
         otherwise restrict a company's ability to make greenmail payments

     -   Antigreenmail proposals when they are bundled with other charter or           Case-by-Case
         bylaw amendments

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
Pale Greenmail                                                                         Case-by-Case

Unequal Voting Rights

     -   Dual-class exchange offers                                                      Against

     -   Dual-class recapitalizations                                                    Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -   Management proposals to require a supermajority shareholder to                  Against
         approve charter and bylaw amendments

     -   Shareholder proposals to lower supermajority shareholder vote                     For
         requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

     -   Management proposals to require a supermajority shareholder vote to             Against
         approve mergers and other significant business combinations

     -   Shareholder proposals to lower supermajority shareholder vote                     For
         requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use independent                        For
tabulators, and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Equal Access

     -   Shareholder proposals that would allow significant company                        For
         shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own
         candidates to the board

Bundled or "Conditioned" Proxy Proposals                                               Case-by-Case

Shareholder Advisory Committees                                                        Case-by-Case

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
CAPITAL STRUCTURE

Common Stock Authorization

     -   Proposals to increase the number of shares of common stock, taking            Case-by-Case
         into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest

     -   Proposals to increase the number of authorized shares of the class              Against
         of stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

     -   Management proposals to increase common share authorization for a                 For
         stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns

Reverse Stock Splits

     -   Management proposals to implement a reverse stock split when the                  For
         number of shares authorized for issue is proportionately reduced

     -   Proposals to implement a reverse stock split that do not                      Case-by-Case
         proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -   Proposals authorizing the creation of new classes of preferred                  Against
         stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

     -   Proposals to create blank check preferred stock in cases where the                For
         company expressly states that the stock will not be used as a takeover defense

     -   Proposals to authorize preferred stock in cases where the company                 For
         specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -   Proposals to increase the number of blank check preferred shares              Case-by-Case
         after analyzing the number of

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
         preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other                For
than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights                                      Case-by-Case

Debt Restructuring                                                                     Case-by-Case

Share Repurchase Programs                                                                  For

Tracking Stock                                                                         Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION                                                    Case-by-Case

Management Proposals Seeking Approval to Reprice Options                               Case-by-Case

Director Compensation                                                                  Case-by-Case

Employee Stock Purchase Plans                                                          Case-by-Case

OBRA-Related Compensation Proposals

     -   Amendments that Place a Cap on Annual Grants or Amend                             For
         Administrative Features

     -   Amendments to Add Performance-Based Goals                                         For

     -   Amendments to Increase Shares and Retain Tax Deductions Under OBRA            Case-by-Case

     -   Approval of Cash or Cash-and-Stock Bonus Plan                                     For

Shareholder Proposals to Limit Executive and Director Pay

     -   Proposals that seek additional disclosure of director pay                         For
         information

     -   Proposals that seek additional disclosure of executive pay                        For
         information

     -   All other proposals that seek to limit executive and director pay             Case-by-Case

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
Golden and Tin Parachutes

     -   Shareholder proposals to have golden and tin parachutes submitted                 For
         for shareholder ratification

     -   All proposals to ratify or cancel golden or tin parachutes                    Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already         E.      For
publicly committed to expensing options by a specific date

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                      Case-by-Case

Voting on Reincorporation Proposals                                                    Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions                                                               Case-by-Case

Corporate Restructuring                                                                Case-by-Case

Spinoffs                                                                               Case-by-Case

Asset Sales                                                                            Case-by-Case

Liquidations                                                                           Case-by-Case

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -   Proposals to adjourn a meeting when the primary proposal is also                  For
         voted FOR

MUTUAL FUND PROXIES

Election of Directors                                                                  Case-by-Case

Converting Closed-end Fund to Open-end Fund                                            Case-by-Case

Proxy Contests                                                                         Case-by-Case

Investment Advisory Agreements                                                         Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                              Case-by-Case

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
1940 Act Policies                                                                  F.  Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                       Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                          G.  Case-by-Case

Name Rule Proposals                                                                    Case-by-Case

Disposition of Assets/Termination/Liquidation                                          Case-by-Case

Changes to the Charter Document                                                        Case-by-Case

Changing the Domicile of a Fund                                                        Case-by-Case

Change in Fund's Subclassification                                                     Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder        H.       For
Approval

Distribution Agreements                                                                Case-by-Case

Master-Feeder Structure                                                            I.       For

Mergers                                                                                Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                  J.     Against

Reimburse Shareholder for Expenses Incurred                                            Case-by-Case

Terminate the Investment Advisor                                                       Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES                                                        Case-by-Case

GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Routine Management Proposals                                                               For

     -   The opening of the shareholder meeting                                            For

     -   That the meeting has been convened under local regulatory                         For
         requirements

     -   The presence of quorum                                                            For

     -   The agenda for the shareholder meeting                                            For

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
     -   The election of the chair of the meeting                                          For

     -   The appointment of shareholders to co-sign the minutes of the                     For
         meeting

     -   Regulatory filings (E.G., to effect approved share issuances)                     For

     -   The designation of inspector or shareholder representative(s) of                  For
         minutes of meeting

     -   The designation of two shareholders to approve and sign minutes of                For
         meeting

     -   The allowance of questions                                                        For

     -   The publication of minutes                                                        For

     -   The closing of the shareholder meeting                                            For

     -   Other similar routine management proposals                                        For

Discharge of Management/Supervisory Board Members

     -   Management proposals seeking the discharge of management and                      For
         supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Remuneration                                                                  Case-by-Case

     -   Proposals to approve the remuneration of directors as long as the                 For
         amount is not excessive and there is no evidence of abuse

Approval of Financial Statements and Director and Auditor Reports

     -   Management proposals seeking approval of financial accounts and                   For
         reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -   Proposals to authorize the board to determine the remuneration of                 For
         auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
Allocation of Income and Dividends

     -   Management proposals concerning allocation of income and the                      For
         distribution of dividends, unless the amount of the distribution is consistently and unusually small or large

Stock (Scrip) Dividend Alternatives                                                        For

     -   Stock (scrip) dividend proposals that do not allow for a cash                   Against
         option unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                 Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -   Debt issuances for companies when the gearing level is between zero               For
         and 100 percent

     -   Proposals where the issuance of debt will result in the gearing               Case-by-Case
         level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -   Adoption of financing plans if they are in the best economic                      For
         interests of shareholders

Related Party Transactions                                                             Case-by-Case

     -   Approval of such transactions unless the agreement requests a                     For
         strategic move outside the company's charter or contains
         unfavorable terms

Capitalization of Reserves

     -   Proposals to capitalize the company's reserves for bonus issues of                For
         shares or to increase the par value of shares

                                 PROPOSAL                                               GUIDELINES
---------------------------------------------------------------------------------------------------
Amendments to Articles of Association                                                  Case-by-Case

     -   That are editorial in nature                                                      For

     -   Where shareholder rights are protected                                            For

     -   Where there is negligible or positive impact on shareholder value                 For

     -   For which management provides adequate reasons for the amendments                 For

     -   Which the company is required to do so by law (if applicable)                     For

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.
(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.